United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 For 25+ years, the Balanced Portfolio has delivered our equity and fixed income expertise in a one-stop core solution. The portfolio managers make dynamic asset allocation decisions based on their view of overall market risk and careful examination of valuations across equity and fixed income markets. The end result is a diversified multi-asset, core holding portfolio offering the potential for long-term capital appreciation with a focus on security selection while maintaining the flexibility to navigate uncertain and volatile markets.

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2021, the Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 17.20% and 16.91%, respectively, compared with 14.32% for the Balanced Index, an internally calculated benchmark that combines the total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 28.71% and the Bloomberg U.S. Aggregate Bond Index returned -1.54%.

INVESTMENT ENVIRONMENT

The period began with many economically damaging social distancing measures still in place to mitigate the spread of COVID-19. However, U.S. equity markets continued to gain as significant monetary and fiscal stimulus supported markets, and vaccine developments created optimism around the potential for an economic reopening. Indeed, vaccines were distributed at a faster-than-expected rate, contributing to strong economic growth. Equities finished the period with robust gains, but performance across sectors varied significantly. Energy was the top-performing sector, benefiting from the strong rebound in oil prices. Real estate stocks, which were pummeled amid 2020’s lockdown phase, rebounded strongly alongside the broader economic reopening. Traditionally defensive sectors such as utilities and consumer staples lagged, though they still generated double-digit returns.

Amid the economic recovery, the yield on the 10-year Treasury note ended December at 1.51%, up from 0.93% one year ago. The recovery, as is typical, brought both higher inflation expectations and the realization that the U.S. Federal Reserve (Fed) would reduce monetary stimulus and eventually increase policy rates. Despite intra-period volatility, corporate credit spreads (the difference in yield over Treasuries) ultimately tightened with the improving economic outlook. However, investment-grade corporates were negatively impacted by rising interest rates and ended the period with negative total returns. Mortgage-backed securities (MBS) similarly outperformed U.S. Treasuries but generated negative total returns. Treasury Inflation-Protected Securities (TIPS) and high-yield corporates generated positive total returns – the former aided by increasing inflation expectations, the latter aided by their improving fundamental outlook (i.e., expectations for low credit defaults) and investors’ continued quest for yield.

PERFORMANCE DISCUSSION

The Portfolio’s ability to dynamically adjust its allocation with changing market conditions proved beneficial given the portfolio managers’ decision to overweight equities as the economic recovery continued. On average, 64% of the Portfolio was invested in stocks throughout the period (based on month-end data). Asset class allocations may vary based on market conditions, and positioning near the mandated maximum equity exposure reflected the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the year.

The equity allocation outperformed the S&P 500 Index. Stock selection drove the relative outperformance, particularly in the information technology, health care and consumer staples sectors. Technology company Nvidia was the largest individual equity contributor. As large technology platform companies continued to increase capital spending on network data centers and infrastructure, Nvidia – a leading producer of graphics processing units – benefited. The company’s products are

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Janus Henderson VIT Balanced Portfolio (unaudited)

also critical to virtual and augmented reality platforms, which are growing in popularity. Semiconductor company Lam Research was another relative contributor. Demand forecasts for wafer fabrication equipment increased during the period alongside the continued proliferation of semiconductors across industries, and the company benefited near year-end from a stabilization of memory prices.

Detracting from relative results was sector positioning, including a lack of exposure to energy – the best-performing benchmark sector during the period – and an underweight to the strong-performing real estate sector. Credit card service provider Mastercard was the top individual equity detractor. The Delta and Omicron variants of COVID-19 dashed investor optimism that cross-border travel spending would see a sizable recovery during the period. Concerns around the introduction of new payment methods also weighed on the stock. While we are monitoring potential disruptors to the credit card network, we believe Mastercard has demonstrated an ability to be resilient and we think its growth outlook remains positive. Comcast was another detractor given concerns around slowing subscriber growth for high-speed cable Internet in 2021 versus the year prior, as well as the potential for increased competition from fiber-optic and 5G providers.

The fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index. Our asset allocation decisions benefited relative performance versus the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. Out-of-index exposure to TIPS was also a strong contributor as we adjusted positioning with the ebb and flow of inflation expectations. An underweight to MBS and strong security selection further benefited relative performance. The Portfolio’s positioning relative to the U.S. Treasury yield curve and a lack of exposure to government-related securities detracted.

Although we consistently trimmed the Portfolio’s allocation to corporate bonds during the period, our overall favorable view on the U.S. economy led us to maintain the Portfolio’s overweight exposure to corporates (including high-yield) and securitized credit such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). We maintained underweight exposures to U.S. Treasuries and MBS.

Our decision to reduce corporate credit exposure was primarily due to credit spreads narrowing as the period progressed. Corporate bond sales were focused on the investment-grade market given our view that the relatively tight level of spreads diminished their attractiveness on a risk-adjusted basis compared to high yield, particularly with rates set to rise. Within high yield, we adjusted positions, emphasizing names believed to have the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market. We added floating rate products such as bank loans as well as high-quality (AAA/AA) collateralized loan obligations (CLOs) for the first time, believing the underlying bank loans had attractive valuations and their securitization into CLOs added additional value. In our efforts to diversify sources of both yield and risk, we also added to our ABS and CMBS exposure, focusing on relative-value opportunities identified through individual security analysis. Lastly, we were active in the TIPS market, adding early on the expectation that inflation expectations would increase and adjusting the allocation throughout the year as expectations shifted.

OUTLOOK

Although we expect to see continued heightened inflation in 2022, other key economic indicators such as unemployment, labor force participation and retail sales continue to trend in a constructive direction and should provide a positive backdrop for equity markets going forward. It is our belief that high levels of consumer savings, significant appreciation in the equity and housing markets and stronger employment growth will allow consumers to drive robust spending in the upcoming quarters. Ongoing vaccination and the development of additional medical advancements to treat COVID-19 should result in more people continuing to rejoin the workforce, which should help alleviate supply chain constraints and help ease certain drivers of inflation. Corporate and consumer balance sheets also remain strong, which should keep credit losses low, and we expect robust capital spending on digitization and automation to further help supply chains recover.

As 2021 was drawing to a close, the Fed began to aggressively reassess the pace at which it would be removing the extraordinary monetary policy accommodation it has been providing as it acknowledged that inflation is projected to remain above target for longer than was expected. As we navigate a period with the potential for heightened volatility brought on by this shift

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Janus Henderson VIT Balanced Portfolio (unaudited)

in policy outlook, we continue to believe in the importance of finding companies that are providing meaningful economic value to their customers while continuing to generate consistent free cash flow and allocating capital successfully. We think these companies will be better positioned for long-term growth regardless of any shorter-term changes in the investment environment. In particular, we continue to emphasize companies participating in many of the long-term growth themes that were in motion prior to the pandemic — and have accelerated as a result of it. These include the shift to e-commerce and related acceleration in e-payments as well as the growth of cloud computing and Software as a Service applications. Health care technology is another meaningful theme. Better data analysis from the digitization of procedures and treatments will likely lead to better outcomes for patients and strong growth for medical technology companies.

While navigating a shift in central bank policy is never straightforward, we see continued opportunities to add value in the bond portfolio in the coming quarters while maintaining the traditional role as a diversifier in volatile times. We do believe real yields (the yield paid after taking into account expected inflation) are too low for the kind of economic growth and inflation we are forecasting and expect upward pressure on Treasury yields. However, longer-dated Treasuries are likely to remain attractive relative to other developed markets’ government bonds, and we expect continued demand from outside the U.S. to be a stabilizer in times of volatility. Similarly, we believe credit sectors can perform well in the early phases of a tightening cycle – fundamentals are still improving, credit ratings are being upgraded, access to credit remains plentiful and defaults are expected to remain scarce. Ultimately, we think 2022 may play to the active fixed income manager’s strengths; in our opinion, opportunities to add incremental returns to a bond portfolio are more likely to come from relative-value opportunities, nuanced sector allocation, shorter-term dislocations and individual security selection.

As always, we will dynamically adjust each of the equity and fixed income allocations, as well as the Portfolio’s overall mix between equities and fixed income, as we analyze the risks and opportunities in each market.

Thank you for your investment in Janus Henderson VIT Balanced Portfolio.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	2.27%	0.74%	Mastercard Inc	3.62%	-0.87%
Microsoft Corp	8.22%	0.56%	Activision Blizzard Inc	0.78%	-0.47%
Eli Lilly & Co	2.00%	0.50%	Comcast Corp	2.09%	-0.46%
Lam Research Corp	2.52%	0.50%	Honeywell International Inc	1.72%	-0.41%
Home Depot Inc	2.55%	0.43%	Merck & Co Inc	1.46%	-0.33%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.15%	32.34%	27.58%
	Health Care	0.72%	14.95%	13.12%
	Consumer Staples	0.54%	6.39%	5.91%
	Utilities	0.30%	0.00%	2.54%
	Communication Services	0.22%	10.13%	10.97%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.02%	16.53%	12.44%
	Energy	-0.59%	0.00%	2.71%
	Financials	-0.26%	9.83%	11.20%
	Real Estate	-0.24%	0.55%	2.55%
	Industrials	-0.14%	8.57%	8.36%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.8%
Apple Inc
Technology Hardware, Storage & Peripherals	3.9%
Alphabet Inc - Class C
Interactive Media & Services	3.7%
Amazon.com Inc
Internet & Direct Marketing Retail	2.9%
UnitedHealth Group Inc
Health Care Providers & Services	2.4%
18.7%

Asset Allocation - (% of Net Assets)
Common Stocks	64.5%
United States Treasury Notes/Bonds	12.5%
Corporate Bonds	10.2%
Asset-Backed/Commercial Mortgage-Backed Securities	6.0%
Mortgage-Backed Securities	4.6%
Investment Companies	4.0%
Bank Loans and Mezzanine Loans	0.9%
Inflation-Indexed Bonds	0.2%
Other	(2.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	17.20%	14.39%	11.81%	10.42%	0.62%
Service Shares	16.91%	14.10%	11.53%	10.23%	0.87%
S&P 500 Index	28.71%	18.47%	16.55%	10.73%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%	4.99%
Balanced Index	14.32%	11.87%	10.46%	8.39%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	90/714	26/662	26/552	9/204

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,079.50	$3.25	$1,000.00	$1,022.08	$3.16	0.62%
Service Shares	$1,000.00	$1,078.00	$4.56	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 6.0%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9898%, 9/15/34 (144A)‡	$3,072,117	$3,069,451
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	3,492,000	3,465,135
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	983,070	982,462
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	763,272	763,272
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	1,493,992	1,496,262
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	2,330,189	2,305,339
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	8,135,025	8,309,001
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,793,485
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9598%, 8/15/36 (144A)‡	2,087,000	2,086,414
BVRT Financing Trust 2021-2F M1, 1.6000%, 1/10/32‡	444,502	445,258
BVRT Financing Trust 2021-CRT1 M2, 2.3514%, 1/10/33‡	725,484	727,298
BVRT Financing Trust 2021-CRT2 M1, 1.8514%, 11/10/32‡	181,074	181,074
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	2,230,000	2,350,737
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	1,182,231
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	2,295,238
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0300%, 10/15/36 (144A)‡	3,733,213	3,732,178
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 10/15/36 (144A)‡	617,100	616,492
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1100%, 11/15/32 (144A)‡	6,010,033	6,008,627
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4600%, 11/15/32 (144A)‡	1,061,933	1,060,996
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6600%, 11/15/32 (144A)‡	968,381	964,486
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	4,525,000	4,507,886
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	5,146,000	5,126,536
BX Commercial Mortgage Trust 2021-VOLT A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8098%, 9/15/36 (144A)‡	2,265,000	2,257,962
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 1.0598%, 9/15/36 (144A)‡	4,636,000	4,594,008
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 9/15/36 (144A)‡	4,869,000	4,826,417
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,214,657
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	3,949,000	3,947,316
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 1.3049%, 1/20/35 (144A)‡	7,871,000	7,880,414
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 1.8749%, 1/20/35 (144A)‡	4,014,000	4,014,666
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,486,879	4,406,009
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,694,636	1,669,632
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	1,767,766	1,764,483
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	4,053,118	4,031,053
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 1.2497%, 2/25/50 (144A)‡	5,716,654	5,731,527
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 0%, 10/21/31 (144A)‡	3,275,000	3,235,415
CIFC Funding Ltd 2021-7A A1,
ICE LIBOR USD 3 Month + 1.1300%, 1.2584%, 1/23/35 (144A)‡	5,709,000	5,705,563
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 1.7284%, 1/23/35 (144A)‡	3,244,000	3,219,738
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	3,601,377	3,595,922

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0098%, 11/15/37 (144A)‡	$6,622,407	$6,615,563
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4098%, 11/15/37 (144A)‡	2,944,057	2,937,957
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 11/15/37 (144A)‡	2,955,853	2,944,531
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	524,323	525,919
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	610,081	610,643
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	4,708,880	4,705,109
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0028%, 11/25/24‡	249,286	258,585
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 4.4028%, 2/25/25‡	2,014,665	2,050,206
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3528%, 4/25/29‡	1,812,136	1,868,346
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6528%, 7/25/29‡	2,080,164	2,126,759
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 4/25/31 (144A)‡	1,135,790	1,139,890
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4028%, 8/25/31 (144A)‡	591,974	594,189
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 9/25/31 (144A)‡	875,795	878,576
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2019%, 6/25/39 (144A)‡	455,383	455,383
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 7/25/39 (144A)‡	407,501	407,500
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2028%, 10/25/39 (144A)‡	1,053,566	1,055,574
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 1/25/40 (144A)‡	2,270,509	2,274,769
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.0500%, 11/25/41 (144A)‡	9,573,000	9,578,965
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 1.7000%, 12/25/41 (144A)‡	3,124,000	3,128,738
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0398%, 11/15/36 (144A)‡	2,618,339	2,617,269
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0900%, 5/15/36 (144A)‡	7,812,000	7,809,896
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5400%, 5/15/36 (144A)‡	1,486,000	1,479,290
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.1682%, 12/15/22 (144A)‡	2,312,000	2,308,948
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0791%, 4/15/23 (144A)‡	3,913,233	3,895,293
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	1,282,480	1,358,612
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	1,009,758	1,045,127
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,806,947
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	906,675	950,252
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	3,331,950	3,404,919
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	2,004,990	2,103,137
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	6,404,918	6,742,780
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	26,478	26,498
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,365,000	2,485,854
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	965,000	961,586
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	3,070,331
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 7/15/38 (144A)‡	6,082,357	6,083,675

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 1.4900%, 7/15/38 (144A)‡	$1,654,393	$1,656,648
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1028%, 7/25/25‡	1,289,040	1,320,525
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8028%, 4/25/28‡	1,307,588	1,376,885
Fannie Mae REMICS, 3.0000%, 5/25/48	3,018,622	3,140,254
Fannie Mae REMICS, 3.0000%, 11/25/49	3,852,394	4,005,140
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	10,470,942	10,654,183
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6528%, 7/25/28‡	1,256,469	1,302,890
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0528%, 10/25/49 (144A)‡	340,136	341,056
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0497%, 12/25/50 (144A)‡	4,640,000	4,662,176
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 3.2028%, 3/25/50 (144A)‡	2,054,689	2,077,746
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2528%, 9/25/50 (144A)‡	774,380	776,017
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6497%, 11/25/50 (144A)‡	6,802,128	6,866,365
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3497%, 8/25/33 (144A)‡	1,710,000	1,736,976
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2997%, 8/25/33 (144A)‡	6,600,000	6,639,113
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1440%, 12/15/36 (144A)‡	1,067,000	1,065,387
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4440%, 12/15/36 (144A)‡	1,195,000	1,191,098
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7430%, 12/15/36 (144A)‡	1,332,000	1,324,389
Highbridge Loan Management Ltd 2021-16A A1,
ICE LIBOR USD 3 Month + 1.1400%, 1.3953%, 1/23/35 (144A)‡	8,740,000	8,734,730
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9553%, 1/23/35 (144A)‡	3,105,000	3,102,668
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	3,528,338	3,767,228
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	3,528,338	3,541,745
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	4,962,500	5,133,161
JP Morgan Mortgage Trust 2021-11 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 1/25/52 (144A)‡	3,663,716	3,662,178
JP Morgan Mortgage Trust 2021-12 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 2/25/52 (144A)‡	2,276,675	2,276,675
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	4,124,374	4,109,494
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8100%, 3/15/38 (144A)‡	8,608,000	8,582,717
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.2100%, 3/15/38 (144A)‡	4,272,000	4,223,858
Logan CLO II Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1500%, 1.3974%, 1/20/35 (144A)‡	7,871,000	7,866,175
Logan CLO II Ltd 2021-2A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9474%, 1/20/35 (144A)‡	3,156,000	3,153,567
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 1.1600%, 10/15/38 (144A)‡	9,803,000	9,826,895
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 1.9100%, 11/15/38 (144A)‡	1,406,000	1,401,317
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 11/15/38 (144A)‡	1,427,000	1,421,905
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 3.2600%, 11/15/38 (144A)‡	6,334,000	6,284,306

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	$3,985,000	$3,955,114
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 8/25/51 (144A)‡	3,454,570	3,521,201
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 10/25/51 (144A)‡	4,420,074	4,429,263
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	3,083,365	3,082,903
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	3,873,000	3,874,923
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.9107%, 4/15/38 (144A)‡	9,039,888	9,005,202
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4607%, 4/15/38 (144A)‡	4,357,691	4,335,011
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 1.5993%, 3/8/22 (144A)‡	7,199,000	7,200,490
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	583,974	622,245
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1500%, 3/15/29 (144A)‡	3,636,000	3,661,496
Newday Funding Master Issuer PLC 2021-2A A2,
SOFR + 0.9500%, 1.0000%, 7/15/29 (144A)‡	2,161,000	2,160,467
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,516,266	1,522,726
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	3,649,553	3,636,797
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,689,946	3,651,517
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 0.8980%, 11/25/51 (144A)‡	5,096,744	5,086,181
Octagon Investment Partners 48 Ltd 2020-3A AR,
ICE LIBOR USD 3 Month + 1.1500%, 1.2769%, 10/20/34 (144A)‡	5,682,000	5,675,324
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 1.7269%, 10/20/34 (144A)‡	1,276,000	1,266,499
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	570,000	570,519
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	566,000	566,586
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	3,853,077	3,852,153
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	2,639,340	2,639,340
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	3,338,860	3,420,523
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,116,913	3,113,353
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	5,743,635	5,729,036
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)‡	5,083,174	5,054,399
Regatta XXIII Funding Ltd 2021-4A A1,
ICE LIBOR USD 3 Month + 1.1500%, 1.2604%, 1/20/35 (144A)‡	8,604,370	8,599,164
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.8104%, 1/20/35 (144A)‡	3,466,000	3,463,387
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	2,023,000	2,021,133
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	7,470,000	7,523,380
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	805,846	816,790
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	336,908	339,454
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	146,604	169,087
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	766,471	883,565
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	446,410	448,446
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	2,240,430	2,337,755
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	3,755,840	4,082,253
Taco Bell Funding LLC 2021-1A A2I, 1.9460%, 8/25/51 (144A)	3,153,000	3,050,828
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51 (144A)	3,790,000	3,684,761
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	2,492,000	2,461,218
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,278,000	1,259,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	$2,828,134	$2,822,469
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 0.9497%, 8/25/51 (144A)‡	4,185,686	4,185,684
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	2,410,211	2,407,010
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	3,849,232	3,813,678
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	2,480,000	2,468,586
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	7,100,000	6,908,831
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	3,016,414
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0100%, 7/15/39 (144A)‡	2,382,000	2,366,498
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,434,510	1,429,632
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 1.7400%, 1/18/37 (144A)‡	4,053,000	4,055,544
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2600%, 2/15/40 (144A)‡	2,281,645	2,281,765
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	320,640	331,823
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	1,969,720	2,034,308
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	2,462,625	2,445,110
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	3,399,000	3,463,718
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	3,605,880	3,647,062
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 0.8497%, 7/25/51 (144A)‡	3,223,159	3,216,372
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	2,953,598	2,981,214
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $525,250,233)		525,747,773
Bank Loans and Mezzanine Loans– 0.9%
Basic Industry – 0.1%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	4,303,375	4,303,402
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 9/29/28‡	8,020,000	7,982,386
		12,285,788
Capital Goods – 0.2%
Madison IAQ LLC, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 6/21/28‡	10,329,443	10,339,552
Standard Industries Inc,
ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 9/22/28ƒ,‡	3,734,745	5,803,103
		16,142,655
Consumer Non-Cyclical – 0.3%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 1.8493%, 8/1/27ƒ,‡	10,649,568	10,527,048
ICON Luxembourg Sarl, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	8,524,025	8,520,445
Indigo Merger Sub Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	2,123,766	2,122,874
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 10/23/28‡	5,809,816	5,807,259
		26,977,626
Finance Companies – 0.1%
Castlelake Aviation Ltd,
ICE LIBOR USD 3 Month + 2.7500%, 3.2500%, 10/22/26‡	8,809,944	8,763,163
Financial Institutions – 0.1%
Trans Union LLC, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 12/1/28ƒ,‡	9,277,000	9,246,850
Technology – 0.1%
MKS Instruments Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 10/20/28ƒ,‡	6,317,000	6,299,628
Total Bank Loans and Mezzanine Loans (cost $77,641,163)		79,715,710
Corporate Bonds– 10.2%
Banking – 2.4%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	3,293,000	3,573,669
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,604,383
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	7,305,000	7,253,654
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	15,594,000	15,752,667
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	7,229,000	7,780,211
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	2,002,000	2,067,065
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	9,976,000	10,641,898

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	$7,787,000	$7,460,054
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	11,561,000	12,534,080
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	6,795,000	7,760,295
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	3,565,000	3,671,950
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	2,436,000	2,481,675
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	2,339,000	2,502,730
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	555,000	581,712
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	2,047,529
Goldman Sachs Group Inc, 3.5000%, 4/1/25	12,173,000	12,872,142
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	1,666,000	1,728,475
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	4,098,000	4,159,342
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	6,655,000	7,190,638
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	6,345,000	6,569,446
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	2,000,000	2,055,000
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	2,111,000	2,166,414
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	8,296,000	8,458,742
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	4,404,772
Morgan Stanley, 3.9500%, 4/23/27	6,273,000	6,905,823
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	3,191,228
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	5,529,000	5,233,447
Morgan Stanley, SOFR + 1.1780%, 2.2390%, 7/21/32‡	9,178,000	8,976,767
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	11,051,000	10,641,559
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	8,103,462
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	12,155,000	12,325,170
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,329,000	6,259,381
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	7,286,000	7,257,980
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	5,490,000	5,348,070
		213,561,430
Basic Industry – 0.3%
Allegheny Technologies Inc, 5.8750%, 12/1/27	4,100,000	4,274,250
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	7,654,000	7,405,245
CF Industries Inc, 5.1500%, 3/15/34	382,000	461,452
CF Industries Inc, 4.9500%, 6/1/43	3,693,000	4,457,975
CF Industries Inc, 5.3750%, 3/15/44	826,000	1,041,669
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	5,787,000	5,815,935
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,320,705
		25,777,231
Brokerage – 0.3%
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	3,606,000	3,642,060
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	16,729,000	18,234,610
		21,876,670
Capital Goods – 0.3%
Boeing Co, 4.8750%, 5/1/25	1,957,000	2,141,096
Boeing Co, 2.1960%, 2/4/26	1,978,000	1,977,529
Boeing Co, 3.2500%, 2/1/28	2,110,000	2,198,598
Boeing Co, 3.6250%, 2/1/31	3,010,000	3,209,818
Boeing Co, 3.9500%, 8/1/59	2,752,000	2,858,527
General Dynamics Corp, 3.5000%, 4/1/27	2,033,000	2,213,252
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	1,731,000	1,766,494
TransDigm Inc, 4.6250%, 1/15/29	3,915,000	3,902,002

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Wabtec Corp, 4.9500%, 9/15/28	$3,028,000	$3,441,960
		23,709,276
Communications – 0.8%
AT&T Inc, 3.8000%, 12/1/57	3,657,000	3,807,163
AT&T Inc, 3.6500%, 9/15/59	604,000	609,973
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	6,601,000	6,658,957
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	11,382,000	11,709,232
CenturyLink Inc, 5.8000%, 3/15/22	1,479,000	1,490,093
Charter Communications Operating LLC / Charter Communications Operating
Capital, 2.8000%, 4/1/31	4,500,000	4,452,715
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	936,000	1,278,190
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	2,585,000	2,894,254
Comcast Corp, 3.7500%, 4/1/40	1,775,000	1,987,159
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	5,750,000	5,613,438
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	1,620,000	1,532,925
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	4,001,000	3,745,936
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	2,768,000	2,667,660
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,737,389
GCI LLC, 4.7500%, 10/15/28 (144A)	11,044,000	11,333,905
T-Mobile USA Inc, 3.5000%, 4/15/25	3,170,000	3,358,533
T-Mobile USA Inc, 3.7500%, 4/15/27	4,405,000	4,770,176
		70,647,698
Consumer Cyclical – 0.5%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	12,071,000	11,859,757
Dollar General Corp, 4.1250%, 4/3/50	3,153,000	3,639,294
Ford Motor Co, 3.2500%, 2/12/32	7,781,000	7,967,744
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	1,284,000	1,406,304
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,891,941
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	390,509
GLP Capital LP / GLP Financing II Inc, 3.2500%, 1/15/32	5,845,000	5,876,505
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,817,685
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	8,746,000	8,928,791
MGM Resorts International, 7.7500%, 3/15/22	544,000	550,800
		46,329,330
Consumer Non-Cyclical – 1.8%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	4,540,000	5,738,264
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	7,110,000	7,429,950
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	3,350,963
DaVita Inc, 4.6250%, 6/1/30 (144A)	4,493,000	4,599,709
DaVita Inc, 3.7500%, 2/15/31 (144A)	6,903,000	6,725,800
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	3,155,434
Diageo Capital PLC, 2.0000%, 4/29/30	2,989,000	2,957,423
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	2,378,475
Elanco Animal Health Inc, 5.2720%, 8/28/23	5,460,000	5,809,522
Hasbro Inc, 3.9000%, 11/19/29	7,182,000	7,918,415
Hasbro Inc, 6.3500%, 3/15/40	1,921,000	2,650,437
Hasbro Inc, 5.1000%, 5/15/44	1,097,000	1,365,384
HCA Inc, 4.7500%, 5/1/23	3,958,000	4,145,493
HCA Inc, 5.3750%, 2/1/25	2,189,000	2,405,711
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,299,318
HCA Inc, 5.3750%, 9/1/26	883,000	992,271
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,747,120
HCA Inc, 5.8750%, 2/1/29	1,902,000	2,266,328
HCA Inc, 3.5000%, 9/1/30	11,391,000	12,038,863
HCA Inc, 5.5000%, 6/15/47	1,035,000	1,354,340
HCA Inc, 5.2500%, 6/15/49	1,552,000	1,993,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
HCA Inc, 3.5000%, 7/15/51	$5,333,000	$5,436,843
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	3,765,000	3,779,156
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	2,573,000	2,775,649
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	7,364,000	8,100,474
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,277,000	5,738,738
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	4,947,000	5,021,205
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.0000%, 5/15/32 (144A)	4,058,000	4,058,000
Kraft Heinz Foods Co, 3.8750%, 5/15/27	4,757,000	5,138,235
Kraft Heinz Foods Co, 5.0000%, 6/4/42	2,892,000	3,597,525
Kraft Heinz Foods Co, 4.3750%, 6/1/46	833,000	975,443
Kraft Heinz Foods Co, 4.8750%, 10/1/49	1,946,000	2,444,064
Mondelez International Inc, 2.7500%, 4/13/30	720,000	741,962
Performance Food Group Inc, 4.2500%, 8/1/29 (144A)	9,063,000	8,991,040
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	6,263,000	6,325,630
Royalty Pharma PLC, 2.1500%, 9/2/31	4,601,000	4,346,375
Royalty Pharma PLC, 3.5500%, 9/2/50	3,923,000	3,889,533
Royalty Pharma PLC, 3.3500%, 9/2/51	2,294,000	2,194,295
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	2,039,000	2,020,384
Teva Pharmaceutical Industries Ltd, 5.1250%, 5/9/29	2,603,000	2,551,747
		161,448,783
Electric – 0.3%
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	3,643,000	3,761,398
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	4,784,118
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	8,152,000	8,200,340
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	2,422,000	2,427,409
NRG Energy Inc, 6.6250%, 1/15/27	1,450,000	1,507,326
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	4,783,000	4,686,862
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	5,400,000	5,265,000
		30,632,453
Energy – 0.3%
Cheniere Energy Partners LP, 4.0000%, 3/1/31	3,621,000	3,798,248
Cheniere Energy Partners LP, 3.2500%, 1/31/32 (144A)	4,751,000	4,798,510
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	5,520,000	6,500,462
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	206,982
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	6,466,000	6,732,722
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	1,709,000	1,696,183
Southwestern Energy Co, 4.7500%, 2/1/32	4,565,000	4,807,424
		28,540,531
Finance Companies – 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	5,280,000	5,840,769
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	3,808,000	3,861,829
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.3000%, 1/30/32	3,904,000	3,977,285
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.4000%, 10/29/33	2,863,000	2,914,861
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.8500%, 10/29/41	2,175,000	2,265,563
Air Lease Corp, 1.8750%, 8/15/26	4,823,000	4,743,166
Air Lease Corp, 3.0000%, 2/1/30	2,435,000	2,430,369
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	4,435,000	4,451,631
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	7,994,000	8,113,910
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	5,605,000	5,562,963

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	$5,733,000	$5,806,841
		49,969,187
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.5328%‡,µ	5,540,000	5,484,600
Insurance – 0.7%
Athene Global Funding, 1.7300%, 10/2/26 (144A)	9,932,000	9,748,115
Athene Global Funding, 2.6460%, 10/4/31 (144A)	9,596,000	9,467,780
Centene Corp, 4.2500%, 12/15/27	6,807,000	7,096,298
Centene Corp, 2.4500%, 7/15/28	4,942,000	4,867,870
Centene Corp, 3.0000%, 10/15/30	5,197,000	5,282,802
Centene Corp, 2.5000%, 3/1/31	1,618,000	1,575,147
Centene Corp, 2.6250%, 8/1/31	2,178,000	2,134,440
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	13,333,000	13,732,990
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	7,720,000	7,809,457
		61,714,899
Real Estate Investment Trusts (REITs) – 0.4%
Agree LP, 2.0000%, 6/15/28	3,231,000	3,165,096
Agree LP, 2.9000%, 10/1/30	2,058,000	2,090,756
Agree LP, 2.6000%, 6/15/33	2,424,000	2,377,421
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	5,292,322
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	5,909,000	5,975,476
Rexford Industrial Realty Inc, 2.1500%, 9/1/31	6,560,000	6,193,959
Sun Communities Inc, 2.7000%, 7/15/31	6,161,000	6,110,866
		31,205,896
Technology – 1.3%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	2,956,065
Broadcom Inc, 4.3000%, 11/15/32	5,505,000	6,186,387
Broadcom Inc, 3.4190%, 4/15/33 (144A)	5,082,000	5,327,471
Broadcom Inc, 3.4690%, 4/15/34 (144A)	8,000,000	8,373,357
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	5,341,000	5,360,973
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,590,624
Global Payments Inc, 2.1500%, 1/15/27	3,318,000	3,331,199
Global Payments Inc, 2.9000%, 11/15/31	4,978,000	5,049,112
Iron Mountain Information Management Services Inc, 5.0000%, 7/15/32 (144A)	10,436,000	10,680,933
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,631,562
Marvell Technology Inc, 4.8750%, 6/22/28	4,065,000	4,655,802
Microchip Technology Inc, 2.6700%, 9/1/23	6,452,000	6,589,394
Micron Technology Inc, 2.7030%, 4/15/32	4,283,000	4,287,840
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	440,990
MSCI Inc, 3.6250%, 9/1/30 (144A)	8,577,000	8,769,982
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	6,267,284
PayPal Holdings Inc, 1.6500%, 6/1/25	2,243,000	2,270,412
Seagate HDD Cayman, 4.8750%, 6/1/27	212,000	231,080
Seagate HDD Cayman, 4.0910%, 6/1/29	2,360,000	2,443,509
Seagate HDD Cayman, 3.1250%, 7/15/29	988,000	964,777
Seagate HDD Cayman, 4.1250%, 1/15/31	5,407,000	5,625,443
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	6,233,000	6,096,446
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	3,075,000	2,959,268
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,540,308
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,973,334
Trimble Inc, 4.9000%, 6/15/28	3,194,000	3,632,593
		118,236,145
Transportation – 0.1%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	4,255,000	4,151,774
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	2,815,000	2,780,263
		6,932,037
Total Corporate Bonds (cost $878,454,072)		896,066,166

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Inflation-Indexed Bonds– 0.2%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/31ÇÇ((cost $14,575,640)	$12,977,043	$14,585,818
Mortgage-Backed Securities– 4.6%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	1,180,441	1,184,360
2.0000%, TBA, 15 Year Maturity	10,750,785	11,013,857
2.5000%, TBA, 15 Year Maturity	8,099,200	8,378,217
2.0000%, TBA, 30 Year Maturity	75,237,260	75,016,965
2.5000%, TBA, 30 Year Maturity	63,485,042	64,809,975
3.0000%, TBA, 30 Year Maturity	57,903,911	59,992,505
3.5000%, TBA, 30 Year Maturity	20,048,900	21,086,631
		241,482,510
Fannie Mae Pool:
3.0000%, 10/1/34	449,053	472,099
2.5000%, 11/1/34	299,107	311,475
3.0000%, 11/1/34	163,177	172,343
3.0000%, 12/1/34	185,957	196,179
6.0000%, 2/1/37	73,897	85,350
4.5000%, 11/1/42	377,239	415,578
3.0000%, 1/1/43	212,860	224,255
3.0000%, 2/1/43	53,808	56,851
3.0000%, 5/1/43	483,297	510,951
5.0000%, 7/1/44	46,946	52,402
4.5000%, 10/1/44	949,583	1,058,743
4.5000%, 3/1/45	1,412,461	1,574,831
4.5000%, 6/1/45	777,919	860,145
3.5000%, 12/1/45	539,614	576,203
3.0000%, 1/1/46	71,485	75,090
4.5000%, 2/1/46	1,683,460	1,854,553
3.5000%, 7/1/46	954,805	1,030,204
3.0000%, 9/1/46	4,856,811	5,113,433
3.0000%, 2/1/47	15,387,175	16,304,229
3.0000%, 3/1/47	1,698,732	1,790,693
3.5000%, 3/1/47	460,487	491,711
3.5000%, 7/1/47	405,050	432,515
3.5000%, 8/1/47	310,348	328,883
3.5000%, 8/1/47	306,483	334,914
3.5000%, 12/1/47	157,202	171,785
3.5000%, 12/1/47	87,087	95,165
3.5000%, 1/1/48	985,527	1,057,834
4.0000%, 1/1/48	3,420,405	3,710,871
4.0000%, 1/1/48	3,410,902	3,712,705
3.0000%, 2/1/48	864,279	914,640
3.5000%, 3/1/48	128,668	140,381
4.0000%, 3/1/48	1,138,964	1,238,160
4.5000%, 3/1/48	39,720	42,527
5.0000%, 5/1/48	1,016,964	1,105,841
3.5000%, 7/1/48	10,755,711	11,461,770
4.5000%, 8/1/48	25,627	27,431
4.0000%, 2/1/49	523,393	561,247
3.0000%, 8/1/49	1,007,777	1,064,020
3.0000%, 9/1/49	198,763	207,992
2.5000%, 1/1/50	564,147	578,382
2.5000%, 10/1/50	905,587	924,728
2.5000%, 1/1/51	1,972,055	2,013,738
2.5000%, 8/1/51	168,175	171,924
3.5000%, 8/1/56	3,501,423	3,805,517
3.0000%, 2/1/57	3,463,434	3,673,920
3.0000%, 6/1/57	64,889	68,831
		71,073,039

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Gold Pool:
3.5000%, 1/1/47	$313,967	$338,497
Freddie Mac Pool:
3.0000%, 5/1/31	4,137,309	4,343,688
3.0000%, 9/1/32	847,598	890,600
3.0000%, 10/1/32	413,764	433,856
3.0000%, 1/1/33	538,990	566,335
2.5000%, 12/1/33	4,135,324	4,287,480
3.0000%, 10/1/34	962,216	1,013,090
3.0000%, 10/1/34	382,383	402,024
2.5000%, 11/1/34	1,325,935	1,380,821
2.5000%, 11/1/34	272,778	284,070
6.0000%, 4/1/40	1,108,997	1,287,057
3.5000%, 7/1/42	166,783	179,776
3.5000%, 8/1/42	211,030	227,469
3.5000%, 8/1/42	188,841	203,552
3.5000%, 2/1/43	557,167	601,093
3.0000%, 3/1/43	1,773,894	1,867,954
3.0000%, 6/1/43	79,528	82,740
3.5000%, 2/1/44	610,472	658,600
4.5000%, 5/1/44	311,449	344,386
3.5000%, 12/1/44	3,649,538	3,916,063
3.0000%, 1/1/45	891,011	936,402
3.0000%, 1/1/46	158,271	168,417
3.5000%, 7/1/46	769,682	827,692
3.0000%, 10/1/46	1,923,254	2,018,913
4.0000%, 3/1/47	380,289	411,326
3.0000%, 4/1/47	383,247	401,230
3.5000%, 4/1/47	152,088	164,166
3.5000%, 9/1/47	1,271,266	1,347,303
3.5000%, 12/1/47	2,104,852	2,267,464
3.5000%, 2/1/48	735,089	786,181
4.0000%, 3/1/48	979,919	1,065,277
4.5000%, 3/1/48	40,719	43,596
4.0000%, 4/1/48	967,565	1,029,981
4.0000%, 4/1/48	804,202	871,511
4.0000%, 5/1/48	1,337,966	1,426,015
4.5000%, 7/1/48	247,324	264,860
5.0000%, 9/1/48	43,643	47,675
4.5000%, 12/1/48	765,526	831,754
3.0000%, 8/1/49	797,860	834,621
3.0000%, 8/1/49	337,970	356,851
3.0000%, 12/1/49	430,173	446,121
3.0000%, 12/1/49	413,334	428,658
2.5000%, 1/1/50	230,821	236,658
3.0000%, 3/1/50	488,540	506,054
3.5000%, 3/1/50	151,764	160,025
2.5000%, 8/1/51	1,562,946	1,596,641
		42,446,046
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	18,286,722	18,451,120
2.5000%, TBA, 30 Year Maturity	19,221,190	19,696,338
		38,147,458
Ginnie Mae I Pool:
4.0000%, 1/15/45	3,549,280	3,876,640
4.5000%, 8/15/46	3,715,278	4,204,614
4.0000%, 7/15/47	803,309	863,399
4.0000%, 8/15/47	120,855	129,895
4.0000%, 11/15/47	175,437	188,560

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae I Pool– (continued)
4.0000%, 12/15/47	$305,805	$328,680
		9,591,788
Ginnie Mae II Pool:
4.0000%, 8/20/47	406,988	434,512
4.0000%, 8/20/47	78,629	84,365
4.0000%, 8/20/47	61,536	65,697
4.5000%, 2/20/48	417,858	448,970
4.0000%, 5/20/48	198,579	210,240
4.5000%, 5/20/48	920,442	982,929
4.5000%, 5/20/48	143,149	152,867
4.0000%, 6/20/48	1,984,295	2,100,196
5.0000%, 8/20/48	1,543,502	1,645,605
		6,125,381
Total Mortgage-Backed Securities (cost $404,894,191)		409,204,719
United States Treasury Notes/Bonds– 12.5%
0.1250%, 2/28/23	59,371,000	59,127,486
0.1250%, 4/30/23	88,954,000	88,477,957
0.1250%, 6/30/23	16,884,000	16,769,901
0.1250%, 8/31/23	35,321,000	35,010,562
0.3750%, 10/31/23	15,438,000	15,346,940
0.2500%, 5/15/24	9,749,000	9,616,094
0.3750%, 9/15/24	12,481,000	12,304,511
0.3750%, 1/31/26	46,025,100	44,525,689
0.5000%, 2/28/26	86,943,000	84,473,954
0.7500%, 4/30/26	45,243,000	44,346,976
0.8750%, 6/30/26	66,485,000	65,430,589
0.6250%, 7/31/26	23,639,000	22,986,157
0.7500%, 8/31/26	4,926,400	4,816,133
0.8750%, 9/30/26	60,828,700	59,742,813
1.2500%, 11/30/26	40,908,000	40,882,432
1.2500%, 4/30/28	2,498,600	2,475,859
1.2500%, 6/30/28	4,867,000	4,817,189
1.1250%, 8/31/28	56,803,600	55,703,030
1.3750%, 11/15/31	144,392,000	142,564,539
1.3750%, 11/15/40	13,566,000	12,363,077
1.7500%, 8/15/41	92,820,000	89,991,891
2.0000%, 11/15/41	7,102,000	7,183,007
2.7500%, 8/15/42	29,504,500	33,616,690
1.3750%, 8/15/50	46,677,000	40,887,958
1.6250%, 11/15/50	63,839,100	59,477,593
1.8750%, 2/15/51	19,445,900	19,239,287
2.3750%, 5/15/51	9,637,000	10,644,368
2.0000%, 8/15/51	12,465,000	12,706,509
Total United States Treasury Notes/Bonds (cost $1,098,492,355)		1,095,529,191
Common Stocks– 64.5%
Aerospace & Defense – 1.0%
General Dynamics Corp	272,019	56,707,801
L3Harris Technologies Inc	157,398	33,563,550
		90,271,351
Air Freight & Logistics – 1.1%
United Parcel Service Inc	465,152	99,700,680
Airlines – 0.2%
Southwest Airlines Co*	439,291	18,819,226
Auto Components – 0.4%
Aptiv PLC*	198,179	32,689,626
Banks – 1.4%
Bank of America Corp	2,809,483	124,993,899

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Beverages – 1.1%
Constellation Brands Inc	99,748	$25,033,756
Monster Beverage Corp*	732,591	70,358,040
		95,391,796
Biotechnology – 0.8%
AbbVie Inc	548,775	74,304,135
Capital Markets – 2.9%
Charles Schwab Corp	461,311	38,796,255
CME Group Inc	315,551	72,090,781
Morgan Stanley	1,235,231	121,250,275
S&P Global Inc	43,204	20,389,264
		252,526,575
Chemicals – 0.5%
Sherwin-Williams Co	120,361	42,386,330
Communications Equipment – 0.5%
Motorola Solutions Inc	154,283	41,918,691
Consumer Finance – 1.0%
American Express Co	537,461	87,928,620
Electrical Equipment – 0.5%
Rockwell Automation Inc	116,047	40,482,996
Electronic Equipment, Instruments & Components – 0.3%
Corning Inc	690,718	25,715,431
Entertainment – 1.4%
Activision Blizzard Inc	429,062	28,545,495
Netflix Inc*	46,643	28,099,609
Walt Disney Co*	453,781	70,286,139
		126,931,243
Food & Staples Retailing – 1.8%
Costco Wholesale Corp	229,661	130,378,550
Sysco Corp	359,651	28,250,586
		158,629,136
Food Products – 0.5%
Hershey Co	211,868	40,990,102
Health Care Equipment & Supplies – 2.8%
Abbott Laboratories	607,246	85,463,802
Align Technology Inc*	41,978	27,587,102
Edwards Lifesciences Corp*	350,248	45,374,628
Intuitive Surgical Inc*	81,327	29,220,791
Medtronic PLC	269,534	27,883,292
Stryker Corp	116,749	31,221,018
		246,750,633
Health Care Providers & Services – 2.4%
UnitedHealth Group Inc	414,857	208,316,294
Hotels, Restaurants & Leisure – 2.7%
Hilton Worldwide Holdings Inc*	385,351	60,110,902
McDonald's Corp	442,410	118,596,849
Starbucks Corp	505,019	59,072,072
		237,779,823
Household Products – 1.0%
Procter & Gamble Co	520,525	85,147,479
Industrial Conglomerates – 0.9%
Honeywell International Inc	394,421	82,240,723
Information Technology Services – 3.2%
Accenture PLC	175,338	72,686,368
Fidelity National Information Services Inc	253,687	27,689,936
Mastercard Inc	508,867	182,846,090
		283,222,394
Insurance – 1.0%
Progressive Corp	887,646	91,116,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Interactive Media & Services – 3.7%
Alphabet Inc - Class C*	111,719	$323,268,981
Internet & Direct Marketing Retail – 3.5%
Amazon.com Inc*	75,772	252,649,610
Booking Holdings Inc*	21,131	50,698,129
		303,347,739
Leisure Products – 0.5%
Hasbro Inc	393,044	40,004,018
Life Sciences Tools & Services – 1.2%
Illumina Inc*	62,729	23,864,621
Thermo Fisher Scientific Inc	126,019	84,084,918
		107,949,539
Machinery – 1.5%
Deere & Co	245,627	84,223,042
Parker-Hannifin Corp	82,980	26,397,598
Trane Technologies PLC	107,440	21,706,103
		132,326,743
Media – 1.1%
Comcast Corp	1,991,069	100,210,503
Multiline Retail – 1.0%
Dollar General Corp	355,989	83,952,886
Personal Products – 0.3%
Estee Lauder Cos Inc	67,182	24,870,776
Pharmaceuticals – 2.3%
AstraZeneca PLC (ADR)	348,831	20,319,406
Eli Lilly & Co	434,470	120,009,303
Merck & Co Inc	703,003	53,878,150
Zoetis Inc	47,472	11,584,592
		205,791,451
Real Estate Management & Development – 0.3%
CBRE Group Inc*	255,280	27,700,433
Semiconductor & Semiconductor Equipment – 5.2%
Advanced Micro Devices Inc*	391,073	56,275,405
Lam Research Corp	201,658	145,022,351
Marvell Technology Inc	235,511	20,604,857
NVIDIA Corp	570,368	167,750,932
Texas Instruments Inc	367,852	69,329,066
		458,982,611
Software – 8.4%
Adobe Inc*	248,956	141,172,989
Cadence Design Systems Inc*	219,899	40,978,179
Microsoft Corp	1,506,193	506,562,830
salesforce.com Inc*	200,854	51,043,027
		739,757,025
Specialty Retail – 1.3%
Home Depot Inc	276,862	114,900,499
Technology Hardware, Storage & Peripherals – 3.9%
Apple Inc	1,903,018	337,918,906
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc - Class B	465,703	77,618,719
Total Common Stocks (cost $2,893,695,544)		5,666,854,874
Investment Companies– 4.0%
Money Markets – 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $350,903,627)	350,873,806	350,908,893
Total Investments (total cost $6,243,906,825) – 102.9%		9,038,613,144
Liabilities, net of Cash, Receivables and Other Assets – (2.9)%		(253,099,801)
Net Assets – 100%		$8,785,513,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,920,196,430	98.7%
United Kingdom	36,775,636	0.4
Ireland	20,983,181	0.2
Australia	13,451,532	0.1
Canada	11,859,757	0.1
South Korea	9,055,714	0.1
Luxembourg	8,520,445	0.1
France	7,460,054	0.1
Belgium	5,738,264	0.1
Israel	4,572,131	0.1

Total	$9,038,613,144	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$186,546	$-	$-	$350,908,893

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	182,258,962	1,535,237,277	(1,366,587,346)	350,908,893

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2021 is $787,893,390, which represents 9.0% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

24	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$525,747,773	$-
Bank Loans and Mezzanine Loans	-	79,715,710	-
Corporate Bonds	-	896,066,166	-
Inflation-Indexed Bonds	-	14,585,818	-
Mortgage-Backed Securities	-	409,204,719	-
United States Treasury Notes/Bonds	-	1,095,529,191	-
Common Stocks	5,666,854,874	-	-
Investment Companies	-	350,908,893	-
Total Assets	$5,666,854,874	$3,371,758,270	$-

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $5,893,003,198)	$8,687,704,251
Affiliated investments, at value (cost $350,903,627)	350,908,893
Cash	33,534
Non-interested Trustees' deferred compensation	228,403
Receivables:
TBA investments sold	59,920,211
Portfolio shares sold	30,112,695
Interest	11,850,482
Investments sold	8,733,803
Dividends	2,430,294
Dividends from affiliates	21,855
Other assets	85,271
Total Assets	9,152,029,692
Liabilities:
Payables:	—
TBA investments purchased	339,379,531
Investments purchased	19,336,060
Advisory fees	4,281,596
12b-1 Distribution and shareholder servicing fees	1,831,831
Portfolio shares repurchased	735,864
Transfer agent fees and expenses	401,131
Non-interested Trustees' deferred compensation fees	228,403
Professional fees	60,503
Affiliated portfolio administration fees payable	19,462
Custodian fees	9,370
Non-interested Trustees' fees and expenses	796
Accrued expenses and other payables	231,802
Total Liabilities	366,516,349
Net Assets	$8,785,513,343
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,781,053,949
Total distributable earnings (loss)	3,004,459,394
Total Net Assets	$8,785,513,343
Net Assets - Institutional Shares	$512,742,145
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,207,912
Net Asset Value Per Share	$50.23
Net Assets - Service Shares	$8,272,771,198
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	155,640,857
Net Asset Value Per Share	$53.15

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Interest	$58,440,501
Dividends	56,612,623
Dividends from affiliates	186,546
Other income	372,115
Foreign tax withheld	(5,314)
Total Investment Income	115,606,471
Expenses:
Advisory fees	41,924,613
12b-1 Distribution and shareholder servicing fees:
Service Shares	17,847,961
Transfer agent administrative fees and expenses:
Institutional Shares	241,736
Service Shares	3,569,592
Other transfer agent fees and expenses:
Institutional Shares	16,526
Service Shares	105,348
Affiliated portfolio administration fees	212,349
Shareholder reports expense	138,553
Non-interested Trustees’ fees and expenses	121,732
Professional fees	106,732
Custodian fees	42,420
Registration fees	23,401
Other expenses	372,722
Total Expenses	64,723,685
Net Investment Income/(Loss)	50,882,786
Net Realized Gain/(Loss) on Investments:
Investments	220,673,093
Total Net Realized Gain/(Loss) on Investments	220,673,093
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	930,398,365
Total Change in Unrealized Net Appreciation/Depreciation	930,398,365
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,201,954,244

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$50,882,786	$73,841,683
Net realized gain/(loss) on investments	220,673,093	57,037,728
Change in unrealized net appreciation/depreciation	930,398,365	675,809,821
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,201,954,244	806,689,232
Dividends and Distributions to Shareholders:
Institutional Shares	(8,179,514)	(14,605,878)
Service Shares	(101,407,088)	(160,131,796)
Net Decrease from Dividends and Distributions to Shareholders	(109,586,602)	(174,737,674)
Capital Share Transactions:
Institutional Shares	(20,391,789)	(25,132,978)
Service Shares	1,032,205,990	782,520,443
Net Increase/(Decrease) from Capital Share Transactions	1,011,814,201	757,387,465
Net Increase/(Decrease) in Net Assets	2,104,181,843	1,389,339,023
Net Assets:
Beginning of period	6,681,331,500	5,291,992,477
End of period	$8,785,513,343	$6,681,331,500

See Notes to Financial Statements.

28	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$43.58	$39.48	$33.75	$35.27	$30.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.61	0.74	0.66	0.64
Net realized and unrealized gain/(loss)	7.03	4.86	6.74	(0.42)	4.92
Total from Investment Operations	7.45	5.47	7.48	0.24	5.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.73)	(0.72)	(0.77)	(0.54)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total Dividends and Distributions	(0.80)	(1.37)	(1.75)	(1.76)	(0.61)
Net Asset Value, End of Period	$50.23	$43.58	$39.48	$33.75	$35.27
Total Return*	17.22%	14.31%	22.59%	0.68%	18.43%
Net Assets, End of Period (in thousands)	$512,742	$464,280	$446,026	$402,796	$429,403
Average Net Assets for the Period (in thousands)	$484,461	$430,893	$426,775	$429,843	$417,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of Net Investment Income/(Loss)	0.91%	1.54%	1.99%	1.85%	1.94%
Portfolio Turnover Rate(2)	56%	80%	79%	97%	67%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$46.11	$41.70	$35.59	$37.09	$31.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.54	0.68	0.60	0.58
Net realized and unrealized gain/(loss)	7.42	5.15	7.11	(0.44)	5.17
Total from Investment Operations	7.74	5.69	7.79	0.16	5.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.64)	(0.65)	(0.67)	(0.48)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total Dividends and Distributions	(0.70)	(1.28)	(1.68)	(1.66)	(0.55)
Net Asset Value, End of Period	$53.15	$46.11	$41.70	$35.59	$37.09
Total Return*	16.91%	14.05%	22.27%	0.43%	18.13%
Net Assets, End of Period (in thousands)	$8,272,771	$6,217,051	$4,845,966	$3,445,696	$2,887,613
Average Net Assets for the Period (in thousands)	$7,144,785	$5,239,258	$4,109,486	$3,235,435	$2,523,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of Net Investment Income/(Loss)	0.65%	1.28%	1.74%	1.62%	1.69%
Portfolio Turnover Rate(2)	56%	80%	79%	97%	67%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

30	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and

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preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially

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the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

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3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred

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compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $2,032,825 in purchases and $8,260,680 in sales, resulting in a net realized gain of $119,285. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 20,952,626	$ 214,713,127	$ -	$ -	$ -	$ (224,284)	$2,769,017,925

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,269,595,219	$ 2,804,511,241	$ (35,493,316)	$ 2,769,017,925

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 68,969,978	$ 40,616,624	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 122,041,226	$ 52,696,448	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 4,435,345	$ (4,435,345)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	790,610	$ 37,146,075	833,472	$ 32,931,124
Reinvested dividends and distributions	174,782	8,179,514	377,963	14,605,878
Shares repurchased	(1,409,934)	(65,717,378)	(1,857,858)	(72,669,980)
Net Increase/(Decrease)	(444,542)	$ (20,391,789)	(646,423)	$ (25,132,978)
Service Shares:
Shares sold	24,312,111	$1,203,520,484	21,712,567	$911,634,210
Reinvested dividends and distributions	2,050,503	101,407,088	3,917,443	160,131,796
Shares repurchased	(5,557,696)	(272,721,582)	(7,010,260)	(289,245,563)
Net Increase/(Decrease)	20,804,918	$1,032,205,990	18,619,750	$782,520,443

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6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,190,771,781	$2,192,691,920	$ 2,662,072,539	$ 1,897,523,176

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

48	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Balanced Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Section 163(j) Interest Dividend	41%
Capital Gain Distributions	$40,616,624
Dividends Received Deduction Percentage	85%

50	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

60	DECEMBER 31, 2021

Janus Henderson VIT Balanced Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81113 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 We believe that investing in companies with sustainable growth and high return on invested capital can help drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2021, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned 16.83% and 16.54%, respectively. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 12.73%. An underweight and stock selection in the communication services sector lifted relative performance. Stock selection in financials also contributed. Stock selection in consumer discretionary and health care detracted.

INVESTMENT ENVIRONMENT

Mid-cap growth stocks delivered positive returns for 2021 despite periods of volatility. Stocks rose in the first half of the year, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary policy also supported the growth outlook. Market volatility increased in the second half of the year, as the spread of the new virus variants led to renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which pushed interest rates higher. Additionally, the Federal Reserve (Fed) indicated it would accelerate the withdrawal of its monetary stimulus. The prospect of higher interest rates in 2022 spurred a market rotation away from more-speculative, high-valuation growth stocks in the fourth quarter. Due in part to this rotation, the Russell Midcap Growth Index underperformed the broader mid-cap equity market for the 12-month period.

PERFORMANCE DISCUSSION

The past year saw a tug-of-war between two investing styles. On one hand, we welcomed periods of a renewed focus on fundamentals that benefited the kinds of disciplined growth companies we own. At the same time, we saw intervals when speculative investing drove market returns while pushing valuations for some aggressive growth stocks to higher and higher levels. Despite these shifts in market behavior, we remained steadfast in our focus on high-quality, well-managed companies with valuations we believed were supported by a reasonable assessment of their earnings potential. Our selective approach helped us avoid exposure to several high-valuation mid-cap growth stocks that sold off sharply in the fourth quarter. This aided our performance relative to the benchmark index.

We were also pleased to see a number of our moderate growth investments rewarded with strong stock performance. These included technology hardware and components companies that benefited from rapid growth in end markets such as electric vehicle production, automation and the Internet of Things. Shortages of semiconductors and other components have also supported favorable pricing trends for companies such as specialty chip manufacturer ON Semiconductor and KLA, a supplier of inspection equipment used in the semiconductor production process. Both companies delivered strong earnings growth, while ON Semiconductor saw widening profit margins as its new management team streamlined its operations. Semiconductor shortages have also driven other industry changes, including moves toward committed capacity, long-term contracts and onshoring, as companies looked to secure their supply chains. In our view, these changes may help dampen the industry’s historical cyclicality, while further benefiting advantaged producers.

The digital payments industry is another area where we see long-term opportunity, as consumers have come to appreciate the convenience of online and mobile transactions. Our interest in this space led us to Global Payments, a provider of software solutions that enable vendors to take credit card payments. WEX, another long-term holding, issues credit cards that help companies manage fleet fuel costs. It also provides a cloud-based payments platform to support travel bookings and health savings accounts. We continue to see long-term potential for these businesses. However, both stocks declined due

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Janus Henderson VIT Enterprise Portfolio (unaudited)

to investor disappointment over weaker-than-expected transaction volumes in the digital payments space, as the COVID-19 variants increased economic uncertainty. Concerns that alternative payment solutions could take market share from traditional credit cards also pressured the stocks. In our view, these concerns were overstated. Electronic payments have continued to outgrow the broader economy, and the companies we own saw steady growth rates despite some business headwinds in 2021. We held onto our investments, and we will continue to monitor the competitive dynamics for the global payments market.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Janus Henderson VIT Enterprise Portfolio.

OUTLOOK

While we remain constructive on the economic outlook, we caution that we’re entering a very different environment than we had a year ago. We started 2021 with low interest rates and ample monetary and fiscal stimulus. As we head into 2022, prospects for additional fiscal stimulus remain uncertain, and the Fed will be withdrawing some of its extraordinary monetary support. Our conversations with companies also indicate that supply chain challenges and worker shortages could persist even into 2023. Developments in China are another source of uncertainty, as the country’s slowing growth rate and government policy changes could have reverberations for U.S. companies. In this environment we will remain highly selective in our investments, as we look for reasonably valued companies with forward-looking management teams and a commitment to innovation. We also favor companies with strong competitive positions and well-balanced stakeholder alignment. We believe these qualities can support healthy and sustainable profit margins in the face of rising input costs. We also remain disciplined with regard to valuation, focusing on companies where we see a growing earnings trajectory to support their stock prices. This is the best way we know to provide strong risk-adjusted returns to our investors over the long term.

Thank you for your investment in Janus VIT Enterprise Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ON Semiconductor Corp	1.89%	1.32%	Global Payments Inc	1.51%	-1.00%
KLA Corp	2.71%	1.03%	WEX Inc	1.57%	-0.79%
LPL Financial Holdings Inc	2.65%	0.78%	Fidelity National Information Services Inc	1.51%	-0.62%
Constellation Software Inc/Canada	2.26%	0.66%	Wix.com Ltd	0.60%	-0.51%
JB Hunt Transport Services Inc	1.97%	0.62%	Vroom Inc	0.40%	-0.49%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	2.88%	0.91%	5.58%
	Financials	2.39%	11.56%	4.16%
	Consumer Staples	0.70%	0.00%	2.60%
	Materials	0.60%	0.96%	1.94%
	Industrials	0.30%	14.45%	13.32%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-0.93%	8.51%	13.56%
	Other**	-0.46%	3.78%	0.00%
	Health Care	-0.38%	17.21%	19.62%
	Real Estate	-0.28%	2.40%	1.86%
	Energy	-0.13%	1.43%	1.03%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
KLA Corp
Semiconductor & Semiconductor Equipment	3.0%
SS&C Technologies Holdings Inc
Software	3.0%
LPL Financial Holdings Inc
Capital Markets	3.0%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	3.0%
Constellation Software Inc/Canada
Software	2.8%
14.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.1%
Investment Companies	3.5%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	16.83%	19.13%	17.23%	11.91%	0.72%
Service Shares	16.54%	18.84%	16.93%	11.62%	0.97%
Russell Midcap Growth Index	12.73%	19.83%	16.63%	11.03%
Morningstar Quartile - Institutional Shares	2nd	3rd	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	160/599	320/534	102/499	33/149

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,067.20	$3.75	$1,000.00	$1,021.58	$3.67	0.72%
Service Shares	$1,000.00	$1,065.90	$5.10	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.1%
Aerospace & Defense – 2.9%
L3Harris Technologies Inc	115,491	$24,627,301
Teledyne Technologies Inc*	61,204	26,739,416
		51,366,717
Airlines – 0.9%
Ryanair Holdings PLC (ADR)*	149,167	15,264,259
Auto Components – 0.5%
Visteon Corp*	86,282	9,589,381
Banks – 0.9%
SVB Financial Group*	24,410	16,555,838
Biotechnology – 2.4%
Abcam PLC (ADR)*	225,238	5,304,355
Ascendis Pharma A/S (ADR)*	52,550	7,069,552
BioMarin Pharmaceutical Inc*	135,740	11,992,629
Neurocrine Biosciences Inc*	127,646	10,871,610
Sarepta Therapeutics Inc*	82,771	7,453,529
		42,691,675
Building Products – 0.4%
Zurn Water Solutions Corp	172,061	6,263,020
Capital Markets – 4.8%
Cboe Global Markets Inc	115,677	15,084,281
Charles Schwab Corp	89,037	7,488,012
LPL Financial Holdings Inc	330,060	52,839,305
MSCI Inc	15,840	9,705,010
		85,116,608
Commercial Services & Supplies – 1.8%
Cimpress PLC*	152,308	10,906,776
Ritchie Bros Auctioneers Inc	338,200	20,701,222
		31,607,998
Containers & Packaging – 0.9%
Sealed Air Corp	226,673	15,293,627
Diversified Consumer Services – 1.4%
Frontdoor Inc*	268,959	9,857,347
Terminix Global Holdings Inc*	332,139	15,022,647
		24,879,994
Electric Utilities – 1.6%
Alliant Energy Corp	452,272	27,801,160
Electrical Equipment – 2.7%
Regal Beloit Corp	74,420	12,664,796
Sensata Technologies Holding PLC*	567,957	35,037,267
		47,702,063
Electronic Equipment, Instruments & Components – 5.6%
Dolby Laboratories Inc	113,501	10,807,565
Flex Ltd*	1,377,799	25,255,056
National Instruments Corp	455,395	19,887,100
TE Connectivity Ltd	269,574	43,493,069
		99,442,790
Entertainment – 1.3%
Liberty Media Corp-Liberty Formula One*	362,073	22,897,497
Equity Real Estate Investment Trusts (REITs) – 1.4%
Lamar Advertising Co	212,144	25,733,067
Health Care Equipment & Supplies – 8.6%
Boston Scientific Corp*	931,878	39,586,177
Cooper Cos Inc	72,023	30,173,316
Dentsply Sirona Inc	330,163	18,419,794
ICU Medical Inc*	79,713	18,919,083
STERIS PLC	81,166	19,756,616
Teleflex Inc	76,558	25,147,772
		152,002,758

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure – 1.6%
Aramark	408,900	$15,067,965
GVC Holdings PLC*	564,780	12,863,529
		27,931,494
Information Technology Services – 9.9%
Amdocs Ltd	404,897	30,302,491
Broadridge Financial Solutions Inc	184,457	33,722,429
Fidelity National Information Services Inc	206,610	22,551,481
Global Payments Inc	154,238	20,849,893
GoDaddy Inc*	437,569	37,132,105
WEX Inc*	151,851	21,318,362
Wix.com Ltd*	67,655	10,675,282
		176,552,043
Insurance – 5.8%
Aon PLC - Class A	59,827	17,981,603
Intact Financial Corp	276,924	35,999,244
Oscar Health Inc - Class A*	22,795	178,941
Ryan Specialty Group Holdings Inc - Class A*	381,446	15,391,346
WR Berkley Corp	403,904	33,277,651
		102,828,785
Internet & Direct Marketing Retail – 0.8%
Wayfair Inc - Class A*,#	76,699	14,570,509
Life Sciences Tools & Services – 3.8%
ICON PLC*	66,243	20,515,457
Illumina Inc*	30,195	11,487,386
PerkinElmer Inc	101,934	20,494,850
Waters Corp*	41,988	15,644,729
		68,142,422
Machinery – 2.3%
Ingersoll Rand Inc	442,534	27,379,579
Wabtec Corp	143,265	13,196,139
		40,575,718
Oil, Gas & Consumable Fuels – 1.4%
Magellan Midstream Partners LP	555,540	25,799,278
Pharmaceuticals – 2.3%
Catalent Inc*	217,138	27,800,178
Elanco Animal Health Inc*	469,269	13,317,854
		41,118,032
Professional Services – 0.1%
Upwork Inc*	63,711	2,176,368
Real Estate Management & Development – 0.4%
Redfin Corp*	202,183	7,761,805
Road & Rail – 2.7%
JB Hunt Transport Services Inc	235,203	48,075,493
Semiconductor & Semiconductor Equipment – 9.7%
KLA Corp	125,788	54,102,677
Lam Research Corp	28,138	20,235,443
Microchip Technology Inc	315,913	27,503,386
NXP Semiconductors NV	77,880	17,739,506
ON Semiconductor Corp*	771,829	52,422,626
		172,003,638
Software – 11.4%
Atlassian Corp PLC - Class A*	27,720	10,569,359
Ceridian HCM Holding Inc*	269,222	28,122,930
Constellation Software Inc/Canada	26,583	49,326,934
Dynatrace Inc*	209,364	12,635,117
j2 Global Inc*	71,550	7,932,033
Nice Ltd (ADR)*	118,747	36,051,589
SS&C Technologies Holdings Inc	654,638	53,667,223

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Topicus.com Inc*	48,848	$4,483,913
		202,789,098
Specialty Retail – 3.0%
Burlington Stores Inc*	49,359	14,388,642
CarMax Inc*	272,679	35,510,986
Vroom Inc*	258,983	2,794,427
		52,694,055
Textiles, Apparel & Luxury Goods – 1.2%
Gildan Activewear Inc	496,232	21,035,274
Trading Companies & Distributors – 1.6%
Ferguson PLC	162,835	28,878,956
Total Common Stocks (cost $916,209,475)		1,707,141,420
Investment Companies– 3.5%
Money Markets – 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $62,157,557)	62,151,342	62,157,557
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	358,400	358,400
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$89,600	89,600
Total Investments Purchased with Cash Collateral from Securities Lending (cost $448,000)		448,000
Total Investments (total cost $978,815,032) – 99.6%		1,769,746,977
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		6,627,343
Net Assets – 100%		$1,776,374,320

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,519,887,008	85.9%
Canada	131,546,587	7.4
Israel	46,726,871	2.7
Ireland	35,779,716	2.0
United Kingdom	18,167,884	1.0
Australia	10,569,359	0.6
Denmark	7,069,552	0.4

Total	$1,769,746,977	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$43,105	$3,439	$(3,439)	$62,157,557
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	26,150∆	-	-	358,400
Total Affiliated Investments - 3.5%	$69,255	$3,439	$(3,439)	$62,515,957

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	67,878,884	289,985,609	(295,706,936)	62,157,557
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	2,859,857	121,782,433	(124,283,890)	358,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	1/20/22	(13,124,000)	$10,619,496	243,105
Citibank, National Association:
Canadian Dollar	1/20/22	(14,881,000)	12,031,613	266,063
Canadian Dollar	1/20/22	(583,000)	455,766	(5,178)
Euro	1/20/22	609,000	(691,335)	2,200
Euro	1/20/22	(715,000)	808,979	(5,270)

				257,815
Credit Suisse International:
Canadian Dollar	1/20/22	2,596,000	(2,041,453)	11,055
Canadian Dollar	1/20/22	943,000	(761,817)	(16,241)
Euro	1/20/22	799,000	(907,591)	2,317
Euro	1/20/22	1,040,000	(1,204,953)	(20,591)
Euro	1/20/22	(8,711,800)	10,150,850	229,769
Euro	1/20/22	(1,479,000)	1,674,627	(9,672)

				196,637
HSBC Securities (USA), Inc.:
Canadian Dollar	1/20/22	(14,881,000)	12,027,820	262,270
Euro	1/20/22	2,078,000	(2,354,699)	11,748
Euro	1/20/22	1,024,000	(1,193,602)	(27,461)
Euro	1/20/22	(6,846,000)	7,982,237	185,947

				432,504
JPMorgan Chase Bank, National Association:
Canadian Dollar	1/20/22	(2,449,000)	1,963,320	27,037
Euro	1/20/22	1,990,000	(2,299,198)	(32,968)
Euro	1/20/22	(6,666,000)	7,770,370	179,065

				173,134
State Street Bank and Trust Company:
Euro	1/20/22	614,000	(692,335)	6,894
Euro	1/20/22	(562,000)	651,968	11,957

				18,851
Total				$1,322,046

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,439,427

Liability Derivatives:
Forward foreign currency exchange contracts	$ 117,381

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 620,474

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$1,519,436

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2021

Value*
Forward foreign currency exchange contracts, purchased	$15,577,670
Forward foreign currency exchange contracts, sold	80,205,617

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,707,141,420	$-	$-
Investment Companies	-	62,157,557	-
Investments Purchased with Cash Collateral from Securities Lending	-	448,000	-
Total Investments in Securities	$1,707,141,420	$62,605,557	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,439,427	-
Total Assets	$1,707,141,420	$64,044,984	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$117,381	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $916,299,075)(1)	$1,707,231,020
Affiliated investments, at value (cost $62,515,957)	62,515,957
Cash	20
Forward foreign currency exchange contracts	1,439,427
Cash denominated in foreign currency (cost $160)	160
Non-interested Trustees' deferred compensation	46,369
Receivables:
Investments sold	8,266,884
Dividends	440,711
Portfolio shares sold	325,661
Dividends from affiliates	3,571
Other assets	17,032
Total Assets	1,780,286,812
Liabilities:
Collateral for securities loaned (Note 3)	448,000
Forward foreign currency exchange contracts	117,381
Payables:	—
Portfolio shares repurchased	1,116,158
Advisory fees	1,002,979
Investments purchased	720,922
12b-1 Distribution and shareholder servicing fees	228,861
Transfer agent fees and expenses	81,705
Non-interested Trustees' deferred compensation fees	46,369
Professional fees	41,851
Affiliated portfolio administration fees payable	3,918
Custodian fees	744
Non-interested Trustees' fees and expenses	743
Accrued expenses and other payables	102,861
Total Liabilities	3,912,492
Net Assets	$1,776,374,320
Net Assets Consist of:
Capital (par value and paid-in surplus)	$727,467,968
Total distributable earnings (loss)	1,048,906,352
Total Net Assets	$1,776,374,320
Net Assets - Institutional Shares	$736,678,719
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,329,708
Net Asset Value Per Share	$100.51
Net Assets - Service Shares	$1,039,695,601
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,241,104
Net Asset Value Per Share	$92.49

(1) Includes $432,562 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$14,123,840
Non-cash dividends	2,364,269
Dividends from affiliates	43,105
Affiliated securities lending income, net	26,150
Unaffiliated securities lending income, net	733
Other income	185
Foreign tax withheld	(262,982)
Total Investment Income	16,295,300
Expenses:
Advisory fees	11,179,646
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,464,340
Transfer agent administrative fees and expenses:
Institutional Shares	380,542
Service Shares	492,868
Other transfer agent fees and expenses:
Institutional Shares	26,964
Service Shares	15,401
Shareholder reports expense	97,033
Professional fees	51,100
Affiliated portfolio administration fees	48,887
Custodian fees	33,043
Non-interested Trustees’ fees and expenses	27,789
Registration fees	23,324
Other expenses	120,582
Total Expenses	14,961,519
Net Investment Income/(Loss)	1,333,781
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	257,495,424
Investments in affiliates	3,439
Forward foreign currency exchange contracts	620,474
Total Net Realized Gain/(Loss) on Investments	258,119,337
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,992,811
Investments in affiliates	(3,439)
Forward foreign currency exchange contracts	1,519,436
Total Change in Unrealized Net Appreciation/Depreciation	10,508,808
Net Increase/(Decrease) in Net Assets Resulting from Operations	$269,961,926

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$1,333,781	$1,751,409
Net realized gain/(loss) on investments	258,119,337	152,530,739
Change in unrealized net appreciation/depreciation	10,508,808	116,773,165
Net Increase/(Decrease) in Net Assets Resulting from Operations	269,961,926	271,055,313
Dividends and Distributions to Shareholders:
Institutional Shares	(68,341,267)	(51,851,530)
Service Shares	(91,137,615)	(59,611,141)
Net Decrease from Dividends and Distributions to Shareholders	(159,478,882)	(111,462,671)
Capital Share Transactions:
Institutional Shares	(83,126,445)	(91,362,702)
Service Shares	58,655,138	9,681,015
Net Increase/(Decrease) from Capital Share Transactions	(24,471,307)	(81,681,687)
Net Increase/(Decrease) in Net Assets	86,011,737	77,910,955
Net Assets:
Beginning of period	1,690,362,583	1,612,451,628
End of period	$1,776,374,320	$1,690,362,583

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$94.21	$85.46	$67.02	$70.65	$59.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.20	0.29	0.21	0.11
Net realized and unrealized gain/(loss)	14.99	14.53	23.06	(0.16)	15.67
Total from Investment Operations	15.21	14.73	23.35	0.05	15.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.06)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total Dividends and Distributions	(8.91)	(5.98)	(4.91)	(3.68)	(4.40)
Net Asset Value, End of Period	$100.51	$94.21	$85.46	$67.02	$70.65
Total Return*	16.83%	19.47%	35.48%	(0.41)%	27.42%
Net Assets, End of Period (in thousands)	$736,679	$768,141	$791,044	$577,477	$618,750
Average Net Assets for the Period (in thousands)	$763,345	$699,442	$707,052	$641,390	$556,940
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of Net Investment Income/(Loss)	0.22%	0.25%	0.37%	0.29%	0.17%
Portfolio Turnover Rate	17%	16%	14%	14%	14%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$87.46	$79.93	$63.00	$66.67	$56.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	—(2)	0.09	0.03	(0.05)
Net realized and unrealized gain/(loss)	13.87	13.45	21.63	(0.12)	14.82
Total from Investment Operations	13.84	13.45	21.72	(0.09)	14.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—	(0.04)	(0.08)	(0.09)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total Dividends and Distributions	(8.81)	(5.92)	(4.79)	(3.58)	(4.32)
Net Asset Value, End of Period	$92.49	$87.46	$79.93	$63.00	$66.67
Total Return*	16.54%	19.18%	35.14%	(0.65)%	27.09%
Net Assets, End of Period (in thousands)	$1,039,696	$922,221	$821,408	$588,973	$555,550
Average Net Assets for the Period (in thousands)	$987,585	$773,949	$734,274	$612,433	$489,237
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.00%(3)	0.12%	0.04%	(0.08)%
Portfolio Turnover Rate	17%	16%	14%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result,

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Notes to Financial Statements

the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

22	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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Notes to Financial Statements

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Portfolio’s Schedule of Investments.

24	DECEMBER 31, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$243,105	$—	$—	$243,105
Citibank, National Association	268,263	(10,448)	—	257,815
Credit Suisse International	243,141	(46,504)	—	196,637
HSBC Securities (USA), Inc.	459,965	(27,461)	—	432,504
JPMorgan Chase Bank, National Association	638,664	(32,968)	(432,562)	173,134
State Street Bank and Trust Company	18,851	—	—	18,851

Total	$1,871,989	$(117,381)	$(432,562)	$1,322,046
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$10,448	$(10,448)	$—	$—
Credit Suisse International	46,504	(46,504)	—	—
HSBC Securities (USA), Inc.	27,461	(27,461)	—	—
JPMorgan Chase Bank, National Association	32,968	(32,968)	—	—

Total	$117,381	$(117,381)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

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Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $432,562. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $448,000, resulting in the net amount due to the counterparty of $15,438.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

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Notes to Financial Statements

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested

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Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $1,076,725 in sales, resulting in a net realized gain of $123,871. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,596,915	$ 247,873,701	$ -	$ -	$ -	$ (44,084)	$796,479,820

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences

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Notes to Financial Statements

between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 973,267,157	$ 820,410,382	$ (23,930,562)	$ 796,479,820

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,322,046	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,848,858	$ 154,630,024	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,166,288	$ 110,296,383	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 5,874,498	$ (5,874,498)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	602,536	$ 58,816,227	962,490	$ 74,261,046
Reinvested dividends and distributions	729,518	68,341,267	726,925	51,851,530
Shares repurchased	(2,155,678)	(210,283,939)	(2,792,786)	(217,475,278)
Net Increase/(Decrease)	(823,624)	$ (83,126,445)	(1,103,371)	$ (91,362,702)
Service Shares:
Shares sold	1,570,572	$142,157,316	2,291,089	$163,267,970
Reinvested dividends and distributions	1,055,689	91,137,615	898,977	59,611,141
Shares repurchased	(1,929,413)	(174,639,793)	(2,922,142)	(213,198,096)
Net Increase/(Decrease)	696,848	$ 58,655,138	267,924	$ 9,681,015

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$290,223,847	$ 474,072,168	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Enterprise Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$154,630,024
Dividends Received Deduction Percentage	100%

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors US LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81116 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 Using our broad global research capabilities, we strive to exploit fixed income market inefficiencies by building a structural foundation that we believe serves as a better starting point than traditional benchmarks. We aim to generate outperformance through sector rotation and security selection while also dynamically adjusting our asset allocation as we aim to take the right amount of risk at each point in the cycle.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2021, the Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -0.90% and -1.11%, respectively, compared with -1.54% for the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The period began with many economically damaging social distancing measures still in place to mitigate the spread of COVID-19. However, credit markets were supported by significant monetary and fiscal stimulus, and vaccine developments created optimism around the potential for an economic reopening. Indeed, vaccines were distributed at a faster-than-expected rate, contributing to strong economic growth.

Amid the economic recovery, the yield on the 10-year Treasury note ended December at 1.51%, up from 0.93% one year ago. The recovery, as is typical, brought both higher inflation expectations and the realization that the U.S. Federal Reserve (Fed) would reduce monetary stimulus and eventually increase policy rates. Despite intra-period volatility, corporate credit spreads (the difference in yield over Treasuries) ultimately tightened with the improving economic outlook. However, investment-grade corporates were negatively impacted by rising interest rates and ended the period with negative total returns. Mortgage-backed securities similarly outperformed U.S. Treasuries but generated negative total returns. Treasury Inflation-Protected Securities (TIPS) and high-yield corporates generated positive total returns – the former aided by increasing inflation expectations, the latter aided by their improving fundamental outlook including expectations for low credit defaults and investors’ continued quest for yield.

PERFORMANCE DISCUSSION

The Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index. Our asset allocation decisions benefited relative performance versus the Index. The Portfolio’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. Out-of-index exposure to TIPS was also a strong contributor as we adjusted positioning with the ebb and flow of inflation expectations. An underweight to mortgage-backed securities (MBS) and strong security selection further benefited relative performance. The Portfolio’s positioning relative to the U.S. Treasury yield curve and a lack of exposure to government-related securities detracted.

Although we consistently trimmed the Portfolio’s allocation to corporate bonds during the period, our overall favorable view on the U.S. economy led us to maintain the Portfolio’s overweight exposure to corporates (including high-yield) and securitized credit such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). We maintained underweight exposures to U.S. Treasuries and MBS.

Our decision to reduce corporate credit exposure was primarily due to credit spreads narrowing as the period progressed. Corporate bond sales were focused on the investment-grade market given our view that the relatively tight level of spreads diminished their attractiveness on a risk-adjusted basis compared to high yield, particularly with rates set to rise. Within high yield, we adjusted positions, emphasizing names believed to have the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market. We added floating rate products such as bank loans as well as high-quality (AAA/AA) collateralized loan obligations (CLOs) for the first time, believing the underlying bank loans had

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

attractive valuations and their securitization into CLOs added additional value. In our efforts to diversify sources of both yield and risk, we also added ABS and CMBS exposure, focusing on relative-value opportunities identified through individual security analysis. Lastly, we were active in the TIPS market, adding early on the expectation that inflation expectations would increase and adjusting the allocation throughout the year as expectations shifted.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Since March 2020, the global economy and financial markets have been supported by remarkable fiscal and monetary policy. In the past year, this led to strong economic growth, rising inflation, higher Treasury yields and strong excess returns across most spread product sectors. As we look ahead to 2022, we expect continued economic growth to drive healthy fundamentals for consumers and corporations. However, the combination of an improving job market and persistent inflation has prompted the Fed to pivot and begin removing their extraordinarily accommodative monetary policy. In the coming year, we expect the end of quantitative easing, the liftoff of the federal funds rate and initial steps by the Fed to wind down its balance sheet. It is important to recognize this change in policy will bring in new economic and market dynamics, and thus we do expect volatility as markets deal with inflation and a new phase of central bank policy.

We expect inflation will stay elevated but gradually decline as the difficulties of reopening a global economy after a pandemic begin to fade. We expect the Consumer Price Index will rise by 2.75% to 3.0% in 2022 and take another year or two to settle below 2.5%. However, we believe real yields (the yield paid after taking into account expected inflation) are too low for the economic growth and inflation we are forecasting, and anticipate upward pressure on Treasury yields. Nevertheless, longer-dated Treasuries are likely to remain attractive relative to other developed markets’ government bonds, and we expect continued demand from outside of the U.S. to be a stabilizer in times of volatility. Furthermore, institutional investors such as pension funds that have generated strong returns from both equities and bonds in the past year may be more inclined to “derisk” their asset allocations, reducing equities in favor of bonds if yields spike. Similarly, we believe credit sectors can perform well in the early phases of a tightening cycle – fundamentals are still improving, credit ratings are being upgraded, access to credit remains plentiful and defaults are expected to remain scarce.

While navigating central bank tightening is never straightforward, we think bonds will continue to offer opportunities to add value in the coming quarters while maintaining their traditional role as a diversifier in volatile times. In fact, 2022 may play to the active manager’s strengths; in our opinion, opportunities to add incremental returns are likely to come from relative-value opportunities, nuanced sector allocation, shorter-term dislocations and individual security selection.

Thank you for your investment in Janus Henderson VIT Flexible Bond Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	1.08%	1.10%
Service Shares	0.84%	0.86%
Weighted Average Maturity		7.79 Years
Average Effective Duration**		5.92 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	19.9%
AA	31.3%
A	2.2%
BBB	18.2%
BB	9.4%
B	3.0%
Not Rated	15.4%
Other	0.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	31.7%
Corporate Bonds	26.9%
Asset-Backed/Commercial Mortgage-Backed Securities	20.5%
Mortgage-Backed Securities	16.6%
Investment Companies	12.4%
Bank Loans and Mezzanine Loans	2.7%
Inflation-Indexed Bonds	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(11.3)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-0.90%	4.24%	3.68%	6.06%	0.60%	0.58%
Service Shares	-1.11%	3.98%	3.43%	5.83%	0.85%	0.82%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%	4.99%
Morningstar Quartile - Institutional Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	323/607	193/557	202/490	7/175

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 30, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

4	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,003.00	$2.93	$1,000.00	$1,022.28	$2.96	0.58%
Service Shares	$1,000.00	$1,001.70	$4.19	$1,000.00	$1,021.02	$4.23	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 20.5%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9898%, 9/15/34 (144A)‡	$629,029	$628,483
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	614,656	613,832
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	231,672	232,605
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	723,000	720,517
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	801,000	794,838
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	203,674	203,548
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	158,176	158,176
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	358,820	362,625
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	312,315	312,789
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	535,654	529,942
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	1,782,438	1,820,557
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	821,000	819,793
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	293,512
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,598,961
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9598%, 8/15/36 (144A)‡	443,000	442,876
BVRT Financing Trust 2021-2F M1, 1.6000%, 1/10/32‡	109,513	109,699
BVRT Financing Trust 2021-CRT1 M2, 2.3514%, 1/10/33‡	139,654	140,003
BVRT Financing Trust 2021-CRT2 M1, 1.8514%, 11/10/32‡	34,426	34,426
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	614,000	647,243
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	325,878
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	632,246
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0300%, 10/15/36 (144A)‡	1,153,750	1,153,431
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 10/15/36 (144A)‡	195,500	195,308
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1100%, 11/15/32 (144A)‡	1,506,933	1,506,580
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4600%, 11/15/32 (144A)‡	269,697	269,459
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6600%, 11/15/32 (144A)‡	269,697	268,612
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	848,000	844,793
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	964,000	960,354
BX Commercial Mortgage Trust 2021-VOLT A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8098%, 9/15/36 (144A)‡	510,000	508,415
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 1.0598%, 9/15/36 (144A)‡	1,043,000	1,033,553
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 9/15/36 (144A)‡	1,096,000	1,086,415
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	741,580
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	888,000	887,621
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 1.3049%, 1/20/35 (144A)‡	1,965,000	1,967,350
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 1.8749%, 1/20/35 (144A)‡	1,002,000	1,002,166
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,159,335	1,138,440
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	425,347	419,071
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	942,546	937,414
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 1.2497%, 2/25/50 (144A)‡	682,069	683,844
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 0%, 10/21/31 (144A)‡	723,000	714,261

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CIFC Funding Ltd 2021-7A A1,
ICE LIBOR USD 3 Month + 1.1300%, 1.2584%, 1/23/35 (144A)‡	$1,351,000	$1,350,187
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 1.7284%, 1/23/35 (144A)‡	768,000	762,256
CIM Retail Portfolio Trust 2021-RETL A,
ICE LIBOR USD 1 Month + 1.4000%, 1.5100%, 8/15/36 (144A)‡	821,000	819,500
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	934,107	932,692
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0098%, 11/15/37 (144A)‡	1,740,876	1,739,077
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4098%, 11/15/37 (144A)‡	774,597	772,992
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 11/15/37 (144A)‡	777,546	774,567
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	107,093	107,419
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	125,638	125,753
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	941,240	940,486
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0028%, 11/25/24‡	52,150	54,095
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 4.1028%, 5/25/25‡	154,795	157,481
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3528%, 4/25/29‡	365,019	376,341
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6528%, 7/25/29‡	600,460	613,910
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.3028%, 1/25/30‡	846,743	860,577
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 5/25/30‡	829,062	840,952
Connecticut Avenue Securities Trust 2018-C03 1M2,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 10/25/30‡	843,579	852,784
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 4/25/31 (144A)‡	108,454	108,846
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4028%, 8/25/31 (144A)‡	82,222	82,529
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 9/25/31 (144A)‡	269,726	270,582
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2019%, 6/25/39 (144A)‡	110,632	110,632
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 7/25/39 (144A)‡	112,723	112,723
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2028%, 10/25/39 (144A)‡	86,391	86,556
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 1/25/40 (144A)‡	655,564	656,794
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.0500%, 11/25/41 (144A)‡	1,922,000	1,923,198
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 1.7000%, 12/25/41 (144A)‡	711,000	712,078
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0398%, 11/15/36 (144A)‡	552,036	551,810
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0900%, 5/15/36 (144A)‡	1,570,000	1,569,577
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5400%, 5/15/36 (144A)‡	831,000	827,248
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.1682%, 12/15/22 (144A)‡	453,000	452,402
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0791%, 4/15/23 (144A)‡	950,590	946,232

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	$454,538	$481,520
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	229,713	237,759
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	1,183,000	1,156,522
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	358,050	375,259
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,060,210	1,083,428
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	550,960	577,930
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	1,970,895	2,074,861
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	6,070	6,074
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	545,000	572,850
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	181,000	180,360
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	576,495
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 7/15/38 (144A)‡	1,498,206	1,498,530
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 1.4900%, 7/15/38 (144A)‡	407,878	408,434
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1028%, 7/25/25‡	288,890	295,947
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8028%, 4/25/28‡	301,256	317,221
Fannie Mae REMICS, 3.0000%, 5/25/48	1,189,535	1,237,466
Fannie Mae REMICS, 3.0000%, 11/25/49	1,213,462	1,261,575
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	3,749,466	3,815,082
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6528%, 7/25/28‡	260,579	270,206
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0528%, 10/25/49 (144A)‡	66,870	67,051
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0497%, 12/25/50 (144A)‡	910,000	914,349
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2528%, 9/25/50 (144A)‡	158,619	158,955
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6497%, 11/25/50 (144A)‡	1,344,090	1,356,783
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3497%, 8/25/33 (144A)‡	442,000	448,973
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2997%, 8/25/33 (144A)‡	476,000	478,821
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1440%, 12/15/36 (144A)‡	293,000	292,557
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4440%, 12/15/36 (144A)‡	328,000	326,929
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7430%, 12/15/36 (144A)‡	365,000	362,914
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	417,365
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	684,577
Highbridge Loan Management Ltd 2021-16A A1,
ICE LIBOR USD 3 Month + 1.1400%, 1.3953%, 1/23/35 (144A)‡	1,750,000	1,748,945
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9553%, 1/23/35 (144A)‡	753,000	752,434
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	1,182,068	1,262,101
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	1,182,068	1,186,559
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	1,182,068	1,222,719
JP Morgan Mortgage Trust 2021-11 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 1/25/52 (144A)‡	825,707	825,361
JP Morgan Mortgage Trust 2021-12 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 2/25/52 (144A)‡	516,379	516,379
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	890,480	887,267
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8100%, 3/15/38 (144A)‡	2,198,000	2,191,544
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.2100%, 3/15/38 (144A)‡	1,052,000	1,040,145

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Logan CLO II Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1500%, 1.3974%, 1/20/35 (144A)‡	$1,770,000	$1,768,915
Logan CLO II Ltd 2021-2A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9474%, 1/20/35 (144A)‡	725,000	724,441
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 1.1600%, 10/15/38 (144A)‡	2,499,000	2,505,091
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 1.9100%, 11/15/38 (144A)‡	333,000	331,891
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 11/15/38 (144A)‡	338,000	336,793
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 3.2600%, 11/15/38 (144A)‡	1,499,000	1,487,240
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	943,000	935,928
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 8/25/51 (144A)‡	779,609	794,646
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 10/25/51 (144A)‡	1,028,175	1,030,313
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	910,018	909,881
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	985,000	985,489
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.9107%, 4/15/38 (144A)‡	1,980,503	1,972,904
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4607%, 4/15/38 (144A)‡	954,704	949,735
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	615,030
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	479,175
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	662,532
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	1,001,547
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 1.5993%, 3/8/22 (144A)‡	1,734,000	1,734,359
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	282,064	300,550
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1500%, 3/15/29 (144A)‡	693,000	697,859
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	297,154	298,420
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	864,415	861,393
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	757,415	749,527
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 10/25/51 (144A)‡	1,157,318	1,154,891
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 0.8980%, 11/25/51 (144A)‡	1,178,387	1,175,945
Octagon Investment Partners 48 Ltd 2020-3A AR,
ICE LIBOR USD 3 Month + 1.1500%, 1.2769%, 10/20/34 (144A)‡	1,322,000	1,320,447
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 1.7269%, 10/20/34 (144A)‡	297,000	294,789
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	254,000	254,231
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	252,000	252,261
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	1,105,390	1,105,125
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	548,573	548,573
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	939,820	962,806
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	619,354	618,647
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	1,315,240	1,311,897
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)‡	1,289,123	1,281,826
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	1,458,551	1,450,206

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Regatta XXIII Funding Ltd 2021-4A A1,
ICE LIBOR USD 3 Month + 1.1500%, 1.2604%, 1/20/35 (144A)‡	$1,970,840	$1,969,648
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.8104%, 1/20/35 (144A)‡	788,000	787,406
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	456,000	455,579
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	1,414,000	1,424,104
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	2,418,000	2,405,201
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	123,842	125,524
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	36,651	42,272
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	153,294	176,713
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	89,478	89,886
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	600,695	626,789
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	503,430	547,182
Taco Bell Funding LLC 2021-1A A2I, 1.9460%, 8/25/51 (144A)	714,000	690,863
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51 (144A)	859,000	835,148
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	561,000	554,070
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	288,000	283,908
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	662,854	661,527
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	610,000	611,014
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 0.9497%, 8/25/51 (144A)‡	961,892	961,891
United Wholesale Mortgage LLC 2021-INV2 A9,
US 30 Day Average SOFR + 1.0000%, 1.0497%, 9/25/51 (144A)‡	1,012,191	1,016,361
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	711,345	710,400
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	864,650	856,663
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	567,000	564,390
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	1,453,000	1,413,878
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	617,503
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0100%, 7/15/39 (144A)‡	605,000	601,063
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	273,715	272,784
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 1.7400%, 1/18/37 (144A)‡	940,000	940,590
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2600%, 2/15/40 (144A)‡	435,421	435,444
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	103,680	107,296
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	532,680	550,147
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	397,005	394,181
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	637,000	649,129
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	910,425	920,823
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 0.8497%, 7/25/51 (144A)‡	798,839	797,157
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	535,658	540,666
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $139,963,871)		140,306,242
Bank Loans and Mezzanine Loans– 2.7%
Basic Industry – 0.4%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	1,134,300	1,134,307
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 9/29/28‡	1,830,000	1,821,417
		2,955,724
Capital Goods – 0.5%
Madison IAQ LLC, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 6/21/28‡	2,521,741	2,524,209
Standard Industries Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 9/22/28‡	864,330	864,693
		3,388,902
Consumer Non-Cyclical – 1.0%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8493%, 8/1/27‡	2,464,153	2,435,812
ICON Luxembourg Sarl, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	2,080,794	2,079,920
Indigo Merger Sub Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	518,431	518,213

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Non-Cyclical– (continued)
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 10/23/28‡	$1,361,871	$1,361,272
		6,395,217
Finance Companies – 0.3%
Castlelake Aviation Ltd,
ICE LIBOR USD 3 Month + 2.7500%, 3.2500%, 10/22/26‡	1,871,598	1,861,660
Financial Institutions – 0.3%
Trans Union LLC, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 12/1/28ƒ,‡	2,115,000	2,108,126
Technology – 0.2%
MKS Instruments Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 10/20/28ƒ,‡	1,475,000	1,470,944
Total Bank Loans and Mezzanine Loans (cost $18,185,658)		18,180,573
Corporate Bonds– 26.9%
Banking – 4.7%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	1,186,000	1,268,251
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	1,292,000	1,402,120
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	1,613,000	1,735,991
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,#,µ	549,000	566,843
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	2,256,000	2,161,279
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	1,129,000	1,162,870
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	668,000	680,525
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	877,000	938,390
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	152,000	159,316
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	688,000	738,788
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	457,000	474,138
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	631,000	640,445
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	1,936,000	2,091,822
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	1,723,000	1,783,949
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	548,000	563,070
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	579,000	594,199
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,892,409
Morgan Stanley, 3.9500%, 4/23/27	1,829,000	2,013,510
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	808,000	800,035
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	2,808,000	2,703,963
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	2,832,000	2,871,648
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	1,753,000	1,733,717
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	1,769,000	1,762,197
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	1,504,000	1,465,118
		32,204,593
Basic Industry – 0.3%
CF Industries Inc, 5.1500%, 3/15/34	88,000	106,303
CF Industries Inc, 4.9500%, 6/1/43	874,000	1,055,042
CF Industries Inc, 5.3750%, 3/15/44	632,000	797,015
		1,958,360
Brokerage – 0.7%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	3,163,000	3,447,670
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	1,600,000	1,601,747
		5,049,417
Capital Goods – 0.7%
Boeing Co, 4.8750%, 5/1/25	1,109,000	1,213,324
Boeing Co, 2.1960%, 2/4/26	544,000	543,870
Boeing Co, 3.6250%, 2/1/31	813,000	866,971
Boeing Co, 3.9500%, 8/1/59	762,000	791,496

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	$388,000	$395,956
Wabtec Corp, 4.9500%, 9/15/28	821,000	933,240
		4,744,857
Communications – 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	1,801,000	1,816,813
CenturyLink Inc, 5.8000%, 3/15/22	589,000	593,417
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	801,000	896,827
Comcast Corp, 3.7500%, 4/1/40	184,000	205,993
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	1,789,000	1,746,511
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	366,000	346,328
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	1,165,000	1,090,731
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	692,000	666,915
GCI LLC, 4.7500%, 10/15/28 (144A)	2,696,000	2,766,770
Netflix Inc, 3.6250%, 6/15/25 (144A)	3,462,000	3,648,256
		13,778,561
Consumer Cyclical – 1.9%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	3,294,000	3,236,355
Ford Motor Co, 3.2500%, 2/12/32	1,792,000	1,835,008
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	495,000	542,150
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	931,000	1,036,734
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	113,520
GLP Capital LP / GLP Financing II Inc, 3.2500%, 1/15/32	1,320,000	1,327,115
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,914,000	2,083,868
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	2,351,000	2,400,136
MGM Resorts International, 7.7500%, 3/15/22	217,000	219,713
		12,794,599
Consumer Non-Cyclical – 4.5%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	1,638,000	2,070,325
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	1,476,000	1,542,420
DaVita Inc, 4.6250%, 6/1/30 (144A)	1,173,000	1,200,859
Elanco Animal Health Inc, 5.2720%, 8/28/23	1,274,000	1,355,555
Grifols Escrow Issuer SA, 4.7500%, 10/15/28 (144A)	2,452,000	2,501,579
Hasbro Inc, 3.9000%, 11/19/29	2,037,000	2,245,866
Hasbro Inc, 6.3500%, 3/15/40	226,000	311,816
Hasbro Inc, 5.1000%, 5/15/44	218,000	271,334
HCA Inc, 5.3750%, 2/1/25	642,000	705,558
HCA Inc, 3.5000%, 9/1/30	930,000	982,894
HCA Inc, 5.2500%, 6/15/49	424,000	544,552
HCA Inc, 3.5000%, 7/15/51	1,625,000	1,656,641
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	923,000	926,470
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	717,000	773,471
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	2,077,000	2,284,721
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	1,754,000	1,907,475
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	873,000	886,095
Kraft Heinz Foods Co, 3.8750%, 5/15/27	1,162,000	1,255,125
Kraft Heinz Foods Co, 5.0000%, 6/4/42	797,000	991,434
Kraft Heinz Foods Co, 4.3750%, 6/1/46	229,000	268,159
Kraft Heinz Foods Co, 4.8750%, 10/1/49	536,000	673,185
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	1,362,000	1,375,620
Royalty Pharma PLC, 2.1500%, 9/2/31	1,094,000	1,033,457
Royalty Pharma PLC, 3.5500%, 9/2/50	1,079,000	1,069,795
Royalty Pharma PLC, 3.3500%, 9/2/51	752,000	719,315
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	482,000	477,599

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Teva Pharmaceutical Industries Ltd, 5.1250%, 5/9/29	$615,000	$602,891
		30,634,211
Electric – 1.1%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,469,212
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	847,000	874,527
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	1,177,000	1,162,930
IPALCO Enterprises Inc, 4.2500%, 5/1/30	1,455,000	1,596,807
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	1,827,000	1,837,834
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	543,000	544,213
NRG Energy Inc, 6.6250%, 1/15/27	274,000	284,833
		7,770,356
Energy – 1.5%
Cheniere Energy Partners LP, 4.0000%, 3/1/31	971,000	1,018,530
Cheniere Energy Partners LP, 3.2500%, 1/31/32 (144A)	1,086,000	1,096,860
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	1,477,000	1,739,345
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	193,483
EQT Corp, 3.1250%, 5/15/26 (144A)	2,447,000	2,511,919
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	2,406,000	2,505,247
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	200,000	198,500
Southwestern Energy Co, 4.7500%, 2/1/32	1,029,000	1,083,645
		10,347,529
Finance Companies – 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	1,382,000	1,528,777
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	889,000	901,567
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.3000%, 1/30/32	912,000	929,120
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.4000%, 10/29/33	668,000	680,100
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.8500%, 10/29/41	508,000	529,152
Air Lease Corp, 1.8750%, 8/15/26	1,246,000	1,225,375
Air Lease Corp, 3.0000%, 2/1/30	616,000	614,829
Ares Capital Corp, 3.2000%, 11/15/31	1,264,000	1,242,742
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	1,220,000	1,224,575
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	2,183,000	2,215,745
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	986,000	978,605
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	983,000	995,661
		13,066,248
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.5328%‡,µ	1,937,000	1,917,630
Insurance – 1.8%
Athene Global Funding, 1.7300%, 10/2/26 (144A)	2,272,000	2,229,935
Athene Global Funding, 2.6460%, 10/4/31 (144A)	2,486,000	2,452,783
Centene Corp, 4.2500%, 12/15/27	1,828,000	1,905,690
Centene Corp, 2.4500%, 7/15/28	1,180,000	1,162,300
Centene Corp, 3.0000%, 10/15/30	3,443,000	3,499,844
Centene Corp, 2.5000%, 3/1/31	417,000	405,956
Centene Corp, 2.6250%, 8/1/31	365,000	357,700
		12,014,208
Real Estate Investment Trusts (REITs) – 1.4%
Agree LP, 2.9000%, 10/1/30	1,220,000	1,239,418
American Homes 4 Rent LP, 2.3750%, 7/15/31	623,000	610,562
Broadstone Net Lease LLC, 2.6000%, 9/15/31	1,267,000	1,229,576
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	870,000	887,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Real Estate Investment Trusts (REITs)– (continued)
Invitation Homes Inc, 2.0000%, 8/15/31	$1,301,000	$1,225,144
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	1,493,000	1,509,796
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	1,471,000	1,397,261
Sun Communities Inc, 2.7000%, 7/15/31	1,501,000	1,488,786
		9,587,943
Technology – 4.0%
Broadcom Inc, 4.3000%, 11/15/32	1,057,000	1,187,831
Broadcom Inc, 3.4190%, 4/15/33 (144A)	1,471,000	1,542,052
Broadcom Inc, 3.4690%, 4/15/34 (144A)	2,111,000	2,209,520
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	1,286,000	1,290,809
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,327,000	3,575,130
Iron Mountain Information Management Services Inc, 5.0000%, 7/15/32 (144A)	2,326,000	2,380,591
Marvell Technology Inc, 1.6500%, 4/15/26	956,000	944,700
Marvell Technology Inc, 4.8750%, 6/22/28	1,296,000	1,484,359
Microchip Technology Inc, 2.6700%, 9/1/23	1,585,000	1,618,752
Micron Technology Inc, 2.7030%, 4/15/32	989,000	990,118
Seagate HDD Cayman, 4.1250%, 1/15/31	1,245,000	1,295,298
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	1,292,000	1,263,694
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	1,051,000	1,011,444
Total System Services Inc, 4.8000%, 4/1/26	2,881,000	3,198,378
Trimble Inc, 4.7500%, 12/1/24	2,018,000	2,187,693
Trimble Inc, 4.9000%, 6/15/28	838,000	953,072
		27,133,441
Transportation – 0.1%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	1,035,000	1,009,891
Total Corporate Bonds (cost $180,496,203)		184,011,844
Inflation-Indexed Bonds– 0.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/31ÇÇ((cost $3,411,154)	3,037,027	3,413,529
Mortgage-Backed Securities– 16.6%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	2,562,198	2,624,895
2.5000%, TBA, 15 Year Maturity	1,232,300	1,274,753
2.0000%, TBA, 30 Year Maturity	22,477,689	22,411,874
2.5000%, TBA, 30 Year Maturity	19,011,733	19,408,508
3.0000%, TBA, 30 Year Maturity	15,323,470	15,876,188
3.5000%, TBA, 30 Year Maturity	7,320,484	7,699,392
		69,295,610
Fannie Mae Pool:
3.0000%, 10/1/34	138,227	145,321
2.5000%, 11/1/34	189,078	196,897
3.0000%, 11/1/34	27,983	29,555
3.0000%, 12/1/34	32,013	33,772
6.0000%, 2/1/37	84,199	97,249
4.5000%, 11/1/42	56,253	61,970
3.0000%, 1/1/43	23,188	24,429
3.0000%, 2/1/43	25,705	27,159
3.0000%, 5/1/43	167,998	177,610
5.0000%, 7/1/44	454,004	506,768
4.5000%, 10/1/44	131,852	147,010
4.5000%, 3/1/45	196,091	218,633
4.5000%, 6/1/45	105,064	116,169
3.5000%, 12/1/45	141,509	151,104
4.5000%, 2/1/46	195,158	214,992
3.5000%, 7/1/46	660,659	712,829
3.0000%, 9/1/46	498,383	524,717
3.0000%, 2/1/47	6,376,554	6,713,476
3.5000%, 3/1/47	120,897	129,095

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 7/1/47	$106,278	$113,484
3.5000%, 8/1/47	183,050	193,983
3.5000%, 1/1/48	159,615	171,326
4.0000%, 1/1/48	1,109,345	1,207,502
3.0000%, 2/1/48	111,301	117,786
4.0000%, 3/1/48	384,015	417,460
5.0000%, 5/1/48	120,101	130,597
3.5000%, 7/1/48	2,819,772	3,004,876
3.0000%, 8/1/49	191,351	202,030
3.0000%, 9/1/49	48,894	51,164
2.5000%, 1/1/50	139,524	143,044
2.5000%, 10/1/50	284,634	290,651
2.5000%, 1/1/51	797,840	814,703
2.5000%, 8/1/51	55,414	56,649
3.5000%, 8/1/56	1,925,123	2,092,317
3.0000%, 2/1/57	1,319,997	1,400,218
3.0000%, 6/1/57	6,493	6,887
		20,643,432
Freddie Mac Gold Pool:
3.5000%, 1/1/47	82,391	88,828
Freddie Mac Pool:
3.0000%, 5/1/31	1,147,973	1,234,526
3.0000%, 9/1/32	217,946	229,003
3.0000%, 10/1/32	66,226	69,442
3.0000%, 1/1/33	135,934	142,830
2.5000%, 12/1/33	1,316,672	1,365,118
3.0000%, 10/1/34	289,799	305,121
3.0000%, 10/1/34	117,702	123,748
2.5000%, 11/1/34	172,113	179,237
2.5000%, 11/1/34	156,507	162,985
6.0000%, 4/1/40	122,390	142,040
3.5000%, 7/1/42	6,706	7,229
3.5000%, 8/1/42	8,486	9,147
3.5000%, 8/1/42	7,593	8,185
3.5000%, 2/1/43	269,630	290,887
3.0000%, 3/1/43	228,440	240,553
3.0000%, 6/1/43	12,729	13,243
3.5000%, 2/1/44	404,114	435,973
4.5000%, 5/1/44	96,712	106,940
3.0000%, 1/1/45	368,564	387,340
4.0000%, 2/1/46	334,339	368,744
3.5000%, 7/1/46	262,880	282,693
4.0000%, 3/1/47	85,391	92,360
3.0000%, 4/1/47	222,637	233,083
3.5000%, 2/1/48	119,468	127,772
4.0000%, 4/1/48	292,408	316,881
4.5000%, 7/1/48	71,966	77,068
5.0000%, 9/1/48	16,340	17,850
3.0000%, 8/1/49	64,178	67,763
3.0000%, 12/1/49	159,499	165,413
3.0000%, 12/1/49	102,174	105,962
2.5000%, 1/1/50	57,086	58,530
3.0000%, 3/1/50	48,031	49,753
2.5000%, 8/1/51	514,989	526,092
		7,943,511
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	4,749,595	4,792,294
2.5000%, TBA, 30 Year Maturity	5,481,176	5,616,671
		10,408,965

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae I Pool:
4.0000%, 1/15/45	$1,290,926	$1,409,992
4.5000%, 8/15/46	1,560,093	1,765,571
4.0000%, 8/15/47	72,344	77,756
4.0000%, 11/15/47	82,010	88,145
4.0000%, 12/15/47	150,106	161,334
		3,502,798
Ginnie Mae II Pool:
4.0000%, 8/20/47	146,293	156,187
4.0000%, 8/20/47	39,440	42,107
4.0000%, 8/20/47	18,158	19,482
4.5000%, 2/20/48	236,947	254,589
4.0000%, 5/20/48	281,053	297,557
4.5000%, 5/20/48	322,986	344,913
4.5000%, 5/20/48	65,301	69,734
4.0000%, 6/20/48	412,634	436,735
5.0000%, 8/20/48	407,711	434,682
		2,055,986
Total Mortgage-Backed Securities (cost $112,878,084)		113,939,130
United States Treasury Notes/Bonds– 31.7%
0.1250%, 8/31/23	12,675,000	12,563,599
0.3750%, 10/31/23	3,689,700	3,667,937
0.2500%, 5/15/24	2,729,000	2,691,796
0.3750%, 9/15/24	3,266,000	3,219,817
0.3750%, 1/31/26	6,697,200	6,479,018
0.5000%, 2/28/26	14,301,000	13,894,874
0.7500%, 4/30/26	11,864,000	11,629,037
0.8750%, 6/30/26	17,055,000	16,784,518
0.6250%, 7/31/26	5,661,000	5,504,659
0.7500%, 8/31/26	3,669,000	3,586,877
0.8750%, 9/30/26	10,730,600	10,539,042
1.1250%, 10/31/26	55,000	54,635
1.2500%, 11/30/26	9,436,000	9,430,102
1.1250%, 2/29/28	348,400	343,337
1.2500%, 4/30/28	726,700	720,086
1.2500%, 6/30/28	1,352,000	1,338,163
1.1250%, 8/31/28	13,945,000	13,674,816
1.3750%, 10/31/28	1,632,000	1,625,370
1.3750%, 11/15/31	34,033,300	33,602,566
1.3750%, 11/15/40	3,035,000	2,765,881
1.7500%, 8/15/41	18,011,000	17,462,227
2.0000%, 11/15/41	1,319,000	1,334,045
2.7500%, 8/15/42	9,057,400	10,319,775
1.3750%, 8/15/50	12,314,500	10,787,213
1.6250%, 11/15/50	13,482,700	12,561,558
1.8750%, 2/15/51	3,102,000	3,069,041
2.3750%, 5/15/51	5,705,000	6,301,351
2.0000%, 8/15/51	792,000	807,345
Total United States Treasury Notes/Bonds (cost $216,862,385)		216,758,685
Investment Companies– 12.4%
Money Markets – 12.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $85,014,458)	85,007,069	85,015,569
Investments Purchased with Cash Collateral from Securities Lending– 0%
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22((cost $16,920)	$16,920	16,920
Total Investments (total cost $756,828,733) – 111.3%		761,642,492
Liabilities, net of Cash, Receivables and Other Assets – (11.3)%		(77,612,352)
Net Assets – 100%		$684,030,140

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$735,512,658	96.6%
Ireland	5,086,929	0.7
Canada	3,236,355	0.4
France	2,900,067	0.4
Spain	2,501,579	0.3
South Korea	2,275,138	0.3
Luxembourg	2,079,920	0.3
Belgium	2,070,325	0.3
United Kingdom	1,832,166	0.2
Guernsey	1,601,747	0.2
Australia	1,465,118	0.2
Israel	1,080,490	0.1

Total	$761,642,492	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 12.4%
Money Markets - 12.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$42,951	$200	$(200)	$85,015,569
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	15,272∆	-	-	-
Total Affiliated Investments - 12.4%	$58,223	$200	$(200)	$85,015,569

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 12.4%
Money Markets - 12.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	33,622,864	355,520,346	(304,127,641)	85,015,569
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	113,710	101,360,886	(101,474,596)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
5 Year US Treasury Note	7	4/5/22	$846,836	$3,555
Ultra 10-Year Treasury Note	1	3/31/22	146,438	2,102
Total - Futures Purchased				5,657
Futures Sold:
2 Year US Treasury Note	1	4/5/22	(218,172)	125
Total				$5,782

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 5,782

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (29,682)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 4,196

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2021

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2021

Value*
Futures contracts, purchased	$1,012,338
Futures contracts, sold	220,189

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2021 is $190,971,900, which represents 27.9% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$140,306,242	$-
Bank Loans and Mezzanine Loans	-	18,180,573	-
Corporate Bonds	-	184,011,844	-
Inflation-Indexed Bonds	-	3,413,529	-
Mortgage-Backed Securities	-	113,939,130	-
United States Treasury Notes/Bonds	-	216,758,685	-
Investment Companies	-	85,015,569	-
Investments Purchased with Cash Collateral from Securities Lending	-	16,920	-
Total Investments in Securities	$-	$761,642,492	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	758	-	-
Total Assets	$758	$761,642,492	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$47	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

22	DECEMBER 31, 2021

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $671,814,275)(1)	$676,626,923
Affiliated investments, at value (cost $85,014,458)	85,015,569
Cash	11,820
Deposits with brokers for futures	20,000
Variation margin receivable on futures contracts	758
Non-interested Trustees' deferred compensation	17,840
Receivables:
TBA investments sold	13,743,534
Interest	2,517,574
Investments sold	1,951,832
Portfolio shares sold	356,460
Dividends from affiliates	5,399
Other assets	6,538
Total Assets	780,274,247
Liabilities:
Collateral for securities loaned (Note 3)	16,920
Variation margin payable on futures contracts	47
Payables:	—
TBA investments purchased	93,390,423
Investments purchased	2,121,849
Advisory fees	295,858
Portfolio shares repurchased	124,525
12b-1 Distribution and shareholder servicing fees	124,214
Professional fees	47,803
Transfer agent fees and expenses	32,270
Non-interested Trustees' deferred compensation fees	17,840
Custodian fees	2,609
Affiliated portfolio administration fees payable	1,551
Non-interested Trustees' fees and expenses	213
Accrued expenses and other payables	67,985
Total Liabilities	96,244,107
Net Assets	$684,030,140
Net Assets Consist of:
Capital (par value and paid-in surplus)	$669,198,763
Total distributable earnings (loss)	14,831,377
Total Net Assets	$684,030,140
Net Assets - Institutional Shares	$136,115,129
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,293,161
Net Asset Value Per Share	$12.05
Net Assets - Service Shares	$547,915,011
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	41,275,785
Net Asset Value Per Share	$13.27

(1) Includes $16,520 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Interest	$14,663,785
Dividends	119,294
Dividends from affiliates	42,951
Affiliated securities lending income, net	15,272
Unaffiliated securities lending income, net	388
Other income	91,798
Total Investment Income	14,933,488
Expenses:
Advisory fees	3,221,764
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,280,547
Transfer agent administrative fees and expenses:
Institutional Shares	68,622
Service Shares	256,110
Other transfer agent fees and expenses:
Institutional Shares	5,046
Service Shares	8,426
Shareholder reports expense	60,911
Professional fees	57,311
Registration fees	21,607
Affiliated portfolio administration fees	18,113
Custodian fees	11,379
Non-interested Trustees’ fees and expenses	10,207
Other expenses	79,132
Total Expenses	5,099,175
Less: Excess Expense Reimbursement and Waivers	(75,934)
Net Expenses	5,023,241
Net Investment Income/(Loss)	9,910,247
Net Realized Gain/(Loss) on Investments:
Investments	10,610,229
Investments in affiliates	200
Futures contracts	(29,682)
Total Net Realized Gain/(Loss) on Investments	10,580,747
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(27,000,885)
Investments in affiliates	(200)
Futures contracts	4,196
Total Change in Unrealized Net Appreciation/Depreciation	(26,996,889)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,505,895)

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$9,910,247	$12,311,184
Net realized gain/(loss) on investments	10,580,747	30,173,772
Change in unrealized net appreciation/depreciation	(26,996,889)	14,063,511
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,505,895)	56,548,467
Dividends and Distributions to Shareholders:
Institutional Shares	(6,673,456)	(4,451,177)
Service Shares	(20,751,008)	(10,580,741)
Net Decrease from Dividends and Distributions to Shareholders	(27,424,464)	(15,031,918)
Capital Share Transactions:
Institutional Shares	(1,854,945)	(27,989,330)
Service Shares	80,659,280	66,237,602
Net Increase/(Decrease) from Capital Share Transactions	78,804,335	38,248,272
Net Increase/(Decrease) in Net Assets	44,873,976	79,764,821
Net Assets:
Beginning of period	639,156,164	559,391,343
End of period	$684,030,140	$639,156,164

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.75	$11.88	$11.21	$11.69	$11.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.28	0.34	0.33	0.30
Net realized and unrealized gain/(loss)	(0.33)	0.96	0.72	(0.45)	0.12
Total from Investment Operations	(0.12)	1.24	1.06	(0.12)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.37)	(0.39)	(0.36)	(0.35)
Distributions (from capital gains)	(0.33)	—	—	—	—
Total Dividends and Distributions	(0.58)	(0.37)	(0.39)	(0.36)	(0.35)
Net Asset Value, End of Period	$12.05	$12.75	$11.88	$11.21	$11.69
Total Return*	(0.90)%	10.48%	9.57%	(1.00)%	3.62%
Net Assets, End of Period (in thousands)	$136,115	$145,792	$162,620	$240,427	$292,251
Average Net Assets for the Period (in thousands)	$137,695	$156,575	$208,624	$266,429	$319,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	1.72%	2.28%	2.89%	2.88%	2.51%
Portfolio Turnover Rate(2)	160%	139%	177%	238%	130%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.99	$12.99	$12.23	$12.73	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.28	0.34	0.33	0.29
Net realized and unrealized gain/(loss)	(0.37)	1.05	0.79	(0.50)	0.13
Total from Investment Operations	(0.17)	1.33	1.13	(0.17)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.33)	(0.37)	(0.33)	(0.32)
Distributions (from capital gains)	(0.33)	—	—	—	—
Total Dividends and Distributions	(0.55)	(0.33)	(0.37)	(0.33)	(0.32)
Net Asset Value, End of Period	$13.27	$13.99	$12.99	$12.23	$12.73
Total Return*	(1.18)%	10.33%	9.28%	(1.29)%	3.35%
Net Assets, End of Period (in thousands)	$547,915	$493,364	$396,771	$384,824	$403,243
Average Net Assets for the Period (in thousands)	$513,269	$431,012	$384,358	$389,260	$402,544
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.85%	0.86%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.85%	0.86%	0.85%
Ratio of Net Investment Income/(Loss)	1.47%	2.03%	2.63%	2.64%	2.27%
Portfolio Turnover Rate(2)	160%	139%	177%	238%	130%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is

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Notes to Financial Statements

reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all

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Notes to Financial Statements

EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of

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the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

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The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$16,520	$—	$(16,520)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending

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Notes to Financial Statements

agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,520. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $16,920, resulting in the net amount due to the counterparty of $400.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s

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Notes to Financial Statements

ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.49% of average annual net assets before any applicable waivers.

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Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

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Notes to Financial Statements

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $12,228,291 in purchases and $2,720,661 in sales, resulting in a net realized gain of $75,986. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,242,927	$ 9,277,768	$ -	$ -	$ -	$ (17,840)	$ 3,328,522

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 758,313,970	$ 7,624,054	$ (4,295,532)	$ 3,328,522

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,782	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,543,824	$ 11,880,640	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,031,918	$ -	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,190,484	$ (1,190,484)

6. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	2,339,467	$ 29,065,939	2,510,696	$ 31,141,098
Reinvested dividends and distributions	552,020	6,673,456	356,034	4,451,177
Shares repurchased	(3,029,983)	(37,594,340)	(5,127,790)	(63,581,605)
Net Increase/(Decrease)	(138,496)	$ (1,854,945)	(2,261,060)	$ (27,989,330)
Service Shares:
Shares sold	11,479,167	$155,187,351	11,715,760	$159,704,605
Reinvested dividends and distributions	1,559,174	20,751,008	771,012	10,580,741
Shares repurchased	(7,036,319)	(95,279,079)	(7,748,985)	(104,047,744)
Net Increase/(Decrease)	6,002,022	$ 80,659,280	4,737,787	$ 66,237,602

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$312,188,162	$ 442,231,645	$ 637,669,066	$ 498,330,625

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Portfolios may elect to apply the guidance as of March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Portfolio’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Flexible Bond Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Section 163(j) Interest Dividend	83%
Capital Gain Distributions	$11,880,640
Dividends Received Deduction Percentage	1%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81114 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2021, Janus Henderson VIT Forty Portfolio’s Institutional Shares and Service Shares returned 22.90% and 22.60%, respectively, versus a return of 27.60% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 28.71% for the period.

INVESTMENT ENVIRONMENT

The Russell 1000 Growth Index posted a positive return, ending the year with significant gains despite periods of heightened market volatility. Toward the end of the period, an upsurge in COVID-19 cases due to the fast-spreading Omicron variant threatened to slow economic growth, and markets digested the likelihood for more persistent inflation. The Federal Reserve (Fed) indicated that it would accelerate the tapering of its asset purchases, hastening the withdrawal of pandemic-related stimulus. Nonetheless, markets trended higher as investors hoped that increased vaccination rates and the imminent arrival of oral antiviral drugs could help lessen the health risks posed by the COVID virus.

PERFORMANCE DISCUSSION

The Portfolio underperformed both its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the year ended December 31, 2021. Stock selection in the Portfolio detracted from performance relative to the primary benchmark during the period.

As part of our investment strategy, we seek companies that have built clear, sustainable, competitive moats around their businesses, which gives them the potential to grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Mastercard was among the top relative detractors, as fears that COVID variants would slow a recovery in travel and business activity hurt the company’s stock. Recent innovation within the industry such as digital payments, the rise in popularity of “buy now, pay later” and the increasing acceptance of cryptocurrency have also called into question Mastercard’s role in the future of payments. We believe these concerns are largely overstated, and that Mastercard’s payments network remains positioned to be a key beneficiary as more transactions migrate from cash and check to credit card and electronic payments.

Cloud-based customer engagement platform Twilio was among the top relative detractors. Last year, the company saw demand for its core products grow swiftly as digital transformation efforts accelerated with the COVID-19 pandemic. However, more recently, the stock has suffered from difficult year-over-year comparisons and lower growth expectations. We think this is shortsighted, as the company continues to build an end-to-end customer-centric ecosystem that we believe has the potential for long-term growth.

Disney was also among the top detractors. The company’s stock suffered during the period as it reported lower-than-expected growth in new subscribers to its Disney+ online streaming service. The surge in COVID cases as a result of the Delta and Omicron variants also hurt Disney’s parks business. Longer term, we like the potential for park visits and travel to rebound strongly once the health risks of COVID subside and believe that significant new content

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releases in 2022 and 2023 could be a catalyst for new user growth for Disney+.

Private equity firm The Blackstone Group was among the top relative contributors. During the period, management raised its full-year guidance due to strong performance for their private equity strategies as well as continued inflows into their products. We believe there is a long runway for growth in Blackstone’s fee-gathering strategies, as the company remains favorably positioned to capture capital migrating to private equities — a long-term secular trend.

Nvidia, a leading producer of graphics processing units (GPUs), was also among the top contributors, as the stock outperformed following strong results. As large cloud platform providers expand investment in computing-intensive applications such as artificial intelligence and machine learning, demand for Nvidia’s GPUs continues to grow. As the company’s valuation rose during the period, we reduced our position.

Semiconductor equipment manufacturer ASML Holding was also one of the top relative contributors for the period. As long-term secular demand continues to increase in the semiconductor market, leading chipmakers have announced massive capital investment plans. ASML stands to benefit as the primary provider of extreme ultraviolet (EUV) lithography equipment that is essential in the pursuit of leading-edge semiconductor technology.

OUTLOOK

The endemic phase of the COVID pandemic has been following an unforecastable path. One of the central questions in 2022 is whether we will be in a “capital E” or “lowercase e” phase of the endemic, which will depend on how manageable the virus becomes in the months ahead. The spread of COVID variants, broadening supply chain disruptions and inflationary pressures have surely dampened growth to some extent, but we believe economic activity can continue to normalize in 2022 and expect a healthy year for earnings growth. That said, when economic normalization happens, interest rate normalization is also expected to occur, continuing the tug-of-war between rates and valuations that we have witnessed throughout the year. We would expect to continue to see bouts of market volatility as we did in 2021. Digital transformation, in our opinion, will be the primary driver of longer-term economic growth, and we believe investors would be wise to focus on this as we work through the ebb and flow of the pandemic.

As the U.S. economy retrenches away from globalization, we believe we are in the early innings of sustained lower-income wage inflation. We are beginning to see the “re-industrialization” of the U.S. economy. Our expectation is this secular repricing of low-end wages will create some headwinds on margins for companies without pricing power. However, this should be offset by higher levels of general spend within the economy as consumers now have more money in their pockets. We believe that regardless of the inflationary environment, one of the most important business attributes is pricing power.

While the threat of inflation from rising wages does exist, equities with free-cash-flow yields that are higher than other asset class yields, combined with the potential for significant free-cash-flow growth, appear attractive on a relative basis. We think that owning a portfolio of companies with attractive reinvestment opportunities, trusted relationships with their customers and some degree of pricing power can remain an effective strategy, regardless of whether we are investing in an inflationary or deflationary environment.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Blackstone Group Inc	3.29%	1.92%	Mastercard Inc	5.36%	-1.26%
NVIDIA Corp	2.89%	0.94%	Snap Inc - Class A	3.24%	-1.09%
PayPal Holdings Inc	0.25%	0.89%	Twilio Inc	1.60%	-1.01%
ASML Holding NV	2.93%	0.85%	CoStar Group Inc	1.91%	-0.89%
Danaher Corp	3.20%	0.60%	Walt Disney Co	1.47%	-0.83%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Financials	1.67%	3.67%	2.17%
	Health Care	0.72%	13.57%	11.21%
	Materials	0.51%	2.58%	0.90%
	Consumer Staples	0.21%	1.92%	4.07%
	Utilities	0.00%	0.00%	0.02%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	-3.07%	18.38%	12.15%
	Consumer Discretionary	-1.55%	15.09%	17.48%
	Industrials	-1.28%	4.97%	5.32%
	Information Technology	-0.68%	36.30%	44.78%
	Other**	-0.38%	1.36%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.8%
Amazon.com Inc
Internet & Direct Marketing Retail	7.7%
Apple Inc
Technology Hardware, Storage & Peripherals	6.0%
Mastercard Inc
Information Technology Services	4.0%
Alphabet Inc - Class C
Interactive Media & Services	3.9%
31.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Investment Companies	1.2%
Private Investment in Public Equity (PIPES)	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Warrants	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	22.90%	25.58%	20.29%	13.45%	0.76%
Service Shares	22.60%	25.27%	20.00%	13.14%	1.01%
Russell 1000 Growth Index	27.60%	25.32%	19.79%	10.18%
S&P 500 Index	28.71%	18.47%	16.55%	9.53%
Morningstar Quartile - Institutional Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	527/1,244	208/1,124	99/1,022	10/508

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,070.90	$4.02	$1,000.00	$1,021.32	$3.92	0.77%
Service Shares	$1,000.00	$1,069.70	$5.37	$1,000.00	$1,020.01	$5.24	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.6%
Automobiles – 1.2%
Rivian Automotive Inc - Class A*	138,476	$14,358,576
Capital Markets – 3.6%
Blackstone Group Inc	348,064	45,036,001
Chemicals – 2.8%
Sherwin-Williams Co	97,032	34,170,789
Entertainment – 4.5%
Netflix Inc*	46,933	28,274,317
Walt Disney Co*	176,345	27,314,077
		55,588,394
Equity Real Estate Investment Trusts (REITs) – 2.7%
American Tower Corp	114,263	33,421,928
Health Care Equipment & Supplies – 11.7%
Align Technology Inc*	59,456	39,073,294
Boston Scientific Corp*	514,378	21,850,777
Danaher Corp	142,346	46,833,258
DexCom Inc*	39,662	21,296,511
Edwards Lifesciences Corp*	125,970	16,319,414
		145,373,254
Health Care Providers & Services – 1.6%
UnitedHealth Group Inc	39,973	20,072,042
Hotels, Restaurants & Leisure – 0.9%
Caesars Entertainment Inc*	125,382	11,726,978
Household Products – 2.1%
Procter & Gamble Co	157,909	25,830,754
Information Technology Services – 6.8%
Mastercard Inc	139,030	49,956,260
Shopify Inc*	7,082	9,754,676
Twilio Inc*	95,716	25,205,851
		84,916,787
Interactive Media & Services – 11.0%
Alphabet Inc - Class C*	16,836	48,716,481
Facebook Inc*	116,967	39,341,850
Match Group Inc*	133,469	17,651,275
Snap Inc - Class A*	663,346	31,197,162
		136,906,768
Internet & Direct Marketing Retail – 10.2%
Amazon.com Inc*	28,623	95,438,814
Booking Holdings Inc*	8,631	20,707,754
Farfetch Ltd - Class A*	243,531	8,141,241
Grab Holdings Ltd - Class A*,#	390,057	2,781,106
		127,068,915
Machinery – 2.1%
Deere & Co	75,739	25,970,146
Metals & Mining – 0.8%
Freeport-McMoRan Inc	247,347	10,321,790
Professional Services – 1.7%
CoStar Group Inc*	267,500	21,140,525
Semiconductor & Semiconductor Equipment – 8.8%
ASML Holding NV	48,751	38,812,621
NVIDIA Corp	104,824	30,829,787
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	158,012	19,010,424
Texas Instruments Inc	110,751	20,873,241
		109,526,073
Software – 15.5%
Adobe Inc*	66,783	37,869,968
Microsoft Corp	361,707	121,649,298
Unity Software Inc*	68,899	9,851,868
Workday Inc - Class A*	84,337	23,039,182
		192,410,316

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail – 1.5%
TJX Cos Inc	247,543	$18,793,465
Technology Hardware, Storage & Peripherals – 6.0%
Apple Inc	418,867	74,378,213
Textiles, Apparel & Luxury Goods – 3.1%
LVMH Moet Hennessy Louis Vuitton SE	25,693	21,263,858
NIKE Inc - Class B	103,783	17,297,513
		38,561,371
Total Common Stocks (cost $596,094,575)		1,225,573,085
Private Investment in Public Equity (PIPES)– 0.3%
Diversified Financial Services – 0.3%
Altimeter Growth Corp*,§((cost $5,715,450)	571,545	4,075,116
Warrants– 0%
Internet & Direct Marketing Retail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $181,685)	56,841	119,935
Investment Companies– 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $14,134,404)	14,132,991	14,134,404
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	1,025,066	1,025,066
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$256,267	256,267
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,281,333)		1,281,333
Total Investments (total cost $617,407,447) – 100.2%		1,245,183,873
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,436,915)
Net Assets – 100%		$1,242,746,958

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,145,300,012	92.0%
Netherlands	38,812,621	3.1
France	21,263,858	1.7
Taiwan	19,010,424	1.5
Canada	9,754,676	0.8
United Kingdom	8,141,241	0.7
Singapore	2,901,041	0.2

Total	$1,245,183,873	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$12,452	$-	$-	$14,134,404
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	139,314∆	-	-	1,025,066
Total Affiliated Investments - 1.3%	$151,766	$-	$-	$15,159,470

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	22,532,880	233,268,120	(241,666,596)	14,134,404
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	-	14,973,440	(13,948,374)	1,025,066

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$5,715,450	$4,075,116	0.3%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,225,573,085	$-	$-
Private Investment in Public Equity (PIPES)	-	4,075,116	-
Warrants	119,935	-	-
Investment Companies	-	14,134,404	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,281,333	-
Total Assets	$1,225,693,020	$19,490,853	$-

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $602,247,977)(1)	$1,230,024,403
Affiliated investments, at value (cost $15,159,470)	15,159,470
Non-interested Trustees' deferred compensation	32,437
Receivables:
Dividends	330,157
Portfolio shares sold	31,586
Foreign tax reclaims	26,796
Dividends from affiliates	830
Other assets	12,991
Total Assets	1,245,618,670
Liabilities:
Collateral for securities loaned (Note 2)	1,281,333
Payables:	—
Advisory fees	708,585
Portfolio shares repurchased	481,561
12b-1 Distribution and shareholder servicing fees	161,815
Transfer agent fees and expenses	58,346
Professional fees	39,367
Non-interested Trustees' deferred compensation fees	32,437
Affiliated portfolio administration fees payable	2,796
Custodian fees	1,877
Non-interested Trustees' fees and expenses	438
Accrued expenses and other payables	103,157
Total Liabilities	2,871,712
Net Assets	$1,242,746,958
Net Assets Consist of:
Capital (par value and paid-in surplus)	$472,196,934
Total distributable earnings (loss)	770,550,024
Total Net Assets	$1,242,746,958
Net Assets - Institutional Shares	$523,821,700
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,483,154
Net Asset Value Per Share	$61.75
Net Assets - Service Shares	$718,925,258
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,693,502
Net Asset Value Per Share	$56.64

(1) Includes $1,251,493 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$6,128,937
Affiliated securities lending income, net	139,314
Dividends from affiliates	12,452
Unaffiliated securities lending income, net	199
Foreign tax withheld	(132,167)
Total Investment Income	6,148,735
Expenses:
Advisory fees	8,257,681
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,713,035
Transfer agent administrative fees and expenses:
Institutional Shares	248,460
Service Shares	342,607
Other transfer agent fees and expenses:
Institutional Shares	17,091
Service Shares	10,660
Professional fees	45,498
Shareholder reports expense	39,910
Affiliated portfolio administration fees	32,927
Registration fees	23,377
Non-interested Trustees’ fees and expenses	18,701
Custodian fees	8,334
Other expenses	92,134
Total Expenses	10,850,415
Net Investment Income/(Loss)	(4,701,680)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	149,827,984
Total Net Realized Gain/(Loss) on Investments	149,827,984
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	94,109,183
Total Change in Unrealized Net Appreciation/Depreciation	94,109,183
Net Increase/(Decrease) in Net Assets Resulting from Operations	$239,235,487

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$(4,701,680)	$(1,577,379)
Net realized gain/(loss) on investments	149,827,984	142,555,684
Change in unrealized net appreciation/depreciation	94,109,183	177,594,441
Net Increase/(Decrease) in Net Assets Resulting from Operations	239,235,487	318,572,746
Dividends and Distributions to Shareholders:
Institutional Shares	(57,583,957)	(28,629,140)
Service Shares	(86,533,730)	(43,209,494)
Net Decrease from Dividends and Distributions to Shareholders	(144,117,687)	(71,838,634)
Capital Share Transactions:
Institutional Shares	17,956,305	(4,352,608)
Service Shares	33,063,766	(32,885,634)
Net Increase/(Decrease) from Capital Share Transactions	51,020,071	(37,238,242)
Net Increase/(Decrease) in Net Assets	146,137,871	209,495,870
Net Assets:
Beginning of period	1,096,609,087	887,113,217
End of period	$1,242,746,958	$1,096,609,087

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$57.00	$44.38	$35.20	$39.76	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.15)	(0.01)	0.09	0.07	0.02
Net realized and unrealized gain/(loss)	12.39	16.29	12.55	1.31	9.58
Total from Investment Operations	12.24	16.28	12.64	1.38	9.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	(0.06)	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total Dividends and Distributions	(7.49)	(3.66)	(3.46)	(5.94)	(2.03)
Net Asset Value, End of Period	$61.75	$57.00	$44.38	$35.20	$39.76
Total Return*	22.90%	39.40%	37.16%	1.98%	30.31%
Net Assets, End of Period (in thousands)	$523,822	$462,216	$362,001	$292,132	$309,258
Average Net Assets for the Period (in thousands)	$497,818	$389,419	$337,416	$327,962	$297,125
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.02)%	0.23%	0.17%	0.05%
Portfolio Turnover Rate	31%	41%	35%	41%	39%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$52.96	$41.53	$33.15	$37.84	$30.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.28)	(0.12)	(0.01)	(0.03)	(0.07)
Net realized and unrealized gain/(loss)	11.45	15.15	11.80	1.28	9.15
Total from Investment Operations	11.17	15.03	11.79	1.25	9.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.01)	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total Dividends and Distributions	(7.49)	(3.60)	(3.41)	(5.94)	(2.03)
Net Asset Value, End of Period	$56.64	$52.96	$41.53	$33.15	$37.84
Total Return*	22.60%	39.03%	36.85%	1.72%	29.99%
Net Assets, End of Period (in thousands)	$718,925	$634,393	$525,112	$427,321	$466,969
Average Net Assets for the Period (in thousands)	$686,446	$548,645	$495,465	$487,559	$457,168
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of Net Investment Income/(Loss)	(0.50)%	(0.27)%	(0.02)%	(0.08)%	(0.19)%
Portfolio Turnover Rate	31%	41%	35%	41%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	17

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Notes to Financial Statements

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,251,493	$—	$(1,251,493)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total

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Notes to Financial Statements

assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,251,493. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $1,281,333, resulting in the net amount due to the counterparty of $29,840.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

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Notes to Financial Statements

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.70%.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are

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Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 145,004,112	$ -	$ -	$ -	$ (30,813)	$625,576,725

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 619,607,148	$ 637,934,920	$ (12,358,195)	$ 625,576,725

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,110,328	$ 138,007,359	$ -	$ 808,966

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,253,584	$ 65,585,050	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (808,966)	$ 5,355,929	$ (4,546,963)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	616,212	$ 36,999,487	1,037,980	$ 48,778,741
Reinvested dividends and distributions	1,032,896	57,583,957	667,502	28,629,140
Shares repurchased	(1,275,262)	(76,627,139)	(1,752,621)	(81,760,489)
Net Increase/(Decrease)	373,846	$ 17,956,305	(47,139)	$ (4,352,608)
Service Shares:
Shares sold	1,062,017	$ 58,666,038	1,055,239	$ 47,177,425
Reinvested dividends and distributions	1,689,782	86,533,730	1,082,945	43,209,494
Shares repurchased	(2,037,017)	(112,136,002)	(2,804,441)	(123,272,553)
Net Increase/(Decrease)	714,782	$ 33,063,766	(666,257)	$(32,885,634)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$360,978,807	$ 444,925,618	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and investee company. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$138,007,359

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

38	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

42	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2021

Janus Henderson VIT Forty Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81115 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 We believe that the best way to generate consistent excess returns is stock picking based on independent research. We focus the risks of the Portfolio on what we feel are our strengths – research and stock selection – and seek to avoid unnecessary risks, specifically macro risks and other portfolio biases. Therefore, we let sector experts drive the process and pick their best ideas and use a portfolio oversight team to monitor the risk of the Portfolio and keep it focused on stock selection.

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE SUMMARY

For the 12-month period ending December 31, 2021, the Janus Henderson Global Research Portfolio’s Institutional Shares and Service Shares returned 18.09% and 17.80%, respectively, while its primary benchmark, the MSCI World IndexSM, returned 21.82%. The Portfolio’s secondary benchmark, the MSCI All Country World IndexSM, returned 18.54%.

MARKET ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher, with the widely watched 10-year U.S. Treasury yield rising sharply in March. This fueled a rotation out of technology stocks, where high valuations were supported by the notion that growth and cost of capital will remain low, and into stocks that generally perform well in a rising rate environment. Despite continued growth in the global economy, the yield on the 10-year U.S. Treasury note pulled back in August. In November, after several months of describing the inflationary environment as “transitory,” the U.S. Federal Reserve (Fed) acknowledged that inflation was a greater concern than originally thought and announced that it would aggressively dial back its large-scale bond buying in response to rising inflation. The Fed also indicated it may raise interest rates as many as three times in 2022. While the European Central Bank kept its monetary policy unchanged, in December, the Bank of England raised interest rates – the first major central bank to increase rates since the start of the pandemic. Although rising consumer prices, persistent inflation, supply chain bottlenecks and the emergence of new variants of the COVID-19 virus fueled market volatility in the final months of the reporting period, markets finished the period with strong gains.

PERFORMANCE DISCUSSION

Our seven global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which may lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating strong performance over longer periods.

On an individual stock basis, relative detractors included select China-based holdings, which declined following the government’s announcement that it will increase regulatory oversight in a number of industries. Detractors included resorts developer and operator Sands China, which also suffered from a slower-than-expected recovery in travel. Although we have revised our earnings estimates for Sands and other China-based holdings based on known and expected regulatory changes, we maintained our position in the company, as we believe China is committed to sustaining access to foreign investor capital.

Latin America-based e-commerce retailer MercadoLibre also struggled. The stock traded lower amid global logistics headwinds. Adding to weakness was the company’s decision to sell one million shares at a discount of approximately 5% to its closing price, thereby diluting the value of the stock for existing shareholders. Nonetheless, we remain impressed with growth trends in MercadoLibre’s e-commerce marketplace and payments network. Given that e-commerce and digital banking penetration in Latin America still is low, we remain upbeat in our outlook for the company.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Notable detractors also included Fidelity National Information Services (FIS), a provider of software solutions for the financial services industry. It appears the market has decided FIS is now “legacy” tech and thus a secular share donor to new fintech competitors. Our research suggests differently – FIS is well positioned to grow across both its Merchant and Banking segments and trades at a favorable valuation.

Although we are disappointed in the performance of these stocks, a number of our holdings delivered solid results, including semiconductor companies ASML Holding and Nvidia. ASML’s stock gained on optimism around expanding capital investment plans across the industry, driven by long-term secular demand for chips. Particularly notable are sizable investments planned by Samsung and Taiwan Semiconductor Manufacturing Company. Broadening adoption of extreme ultraviolet lithography (EUV) across device types along with accelerated investment in upgrading leading-edge semiconductor manufacturing continue to support our positive long-term outlook for ASML. Nvidia’s stock jumped following an announcement by social media giant Meta Platforms (formerly Facebook), which also is a Portfolio holding, that it will significantly increase its capital spending plans for 2022 as it bolsters its data center network and infrastructure. As a leading producer of graphics processing units used in data centers, we believe Nvidia could benefit.

Alternative asset management firm Blackstone Group also contributed. Performance in the company’s portfolios has been strong as a result of economic reopening, and Blackstone has been favorably positioned to capture capital migrating to alternatives, a long-term secular trend we believe is likely to continue.

OUTLOOK

Our outlook for 2022 is framed around our belief that the economic recovery will continue. With that said, the persistence of above-average inflation and shifting monetary policy could fuel market volatility. COVID-19 remains a risk to derail the expansion in 2022, but a lesser one than in 2021 given that we now have a broader set of tools that make it less likely outbreaks will be as disruptive as they were earlier in the pandemic. Notably, global supply chain disruptions remain an overhang from the pandemic, but we are optimistic they will stabilize by mid-2022. Greater concerns are inflation and Fed policy. While our view is that inflation will moderate, we are mindful that if it runs too hot for too long, central bankers globally may respond by scaling back the massive liquidity programs they introduced during the pandemic more aggressively and more quickly than initially projected. Against this backdrop, investors could find themselves navigating the market’s choppy waters in the first half of 2022 before finding solid footing in the second half.

Despite the potential for a bumpy start to 2022, we believe any market volatility would indicate a transition to the mid-cycle stage of the economic cycle – a stage in which we feel we are positioned to participate. Specifically, our holdings include companies believed to be driving or benefiting from secular growth trends such as e-commerce, cloud computing, digital payments and health care innovation. Furthermore, we are optimistic that a transition to the mid-cycle stage will likely favor our investment strategy of emphasizing quality and growth at a reasonable price and also allow broader sector participation in market gains.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	2.74%	0.80%	Sands China Ltd	0.69%	-0.62%
Blackstone Group Inc	1.05%	0.59%	Unilever PLC	1.45%	-0.47%
Ferguson PLC	1.69%	0.48%	MercadoLibre Inc	1.00%	-0.40%
NVIDIA Corp	0.96%	0.42%	Fidelity National Information Services Inc	0.91%	-0.40%
Canadian Natural Resources Ltd	0.88%	0.39%	Uber Technologies Inc	1.09%	-0.40%

	2 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	0.95%	6.07%	5.87%
	Technology	0.73%	18.83%	18.68%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-2.04%	18.09%	18.26%
	Consumer	-1.02%	16.01%	16.11%
	Healthcare	-0.79%	12.32%	12.54%
	Communications	-0.63%	10.56%	10.50%
	Industrials	-0.37%	17.12%	17.16%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.0%
Alphabet Inc - Class C
Interactive Media & Services	3.4%
Amazon.com Inc
Internet & Direct Marketing Retail	3.2%
Apple Inc
Technology Hardware, Storage & Peripherals	2.9%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.8%
17.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Preferred Stocks	0.2%
Investment Companies	0.1%
Other	0.1%
100.0%

Emerging markets comprised 5.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	18.09%	16.70%	13.59%	9.23%	0.84%
Service Shares	17.80%	16.41%	13.31%	8.95%	1.09%
MSCI World Index	21.82%	15.03%	12.70%	8.02%
MSCI All Country World Index	18.54%	14.40%	11.85%	N/A**
Morningstar Quartile - Institutional Shares	2nd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	89/361	221/303	153/225	62/92

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,048.60	$4.03	$1,000.00	$1,021.27	$3.97	0.78%
Service Shares	$1,000.00	$1,047.30	$5.32	$1,000.00	$1,020.01	$5.24	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– 99.6%
Aerospace & Defense – 1.3%
Airbus SE*	73,380	$9,386,037
L3Harris Technologies Inc	10,383	2,214,071
		11,600,108
Air Freight & Logistics – 1.3%
United Parcel Service Inc	56,865	12,188,444
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	52,677	5,390,437
Auto Components – 1.0%
Aptiv PLC*	54,741	9,029,528
Banks – 4.2%
BNP Paribas SA	119,699	8,280,806
Citigroup Inc	141,885	8,568,435
HDFC Bank Ltd	188,132	3,744,442
JPMorgan Chase & Co	113,690	18,002,811
		38,596,494
Beverages – 3.7%
Constellation Brands Inc	75,101	18,848,098
Pernod Ricard SA	60,313	14,521,589
		33,369,687
Biotechnology – 2.1%
AbbVie Inc	72,370	9,798,898
Ascendis Pharma A/S (ADR)*	16,620	2,235,889
Sarepta Therapeutics Inc*	27,478	2,474,394
Vertex Pharmaceuticals Inc*	22,892	5,027,083
		19,536,264
Building Products – 2.0%
Assa Abloy AB	283,877	8,680,043
Daikin Industries Ltd	40,400	9,164,733
		17,844,776
Capital Markets – 3.4%
Apollo Global Management Inc	115,933	8,397,027
Blackstone Group Inc	75,164	9,725,470
London Stock Exchange Group PLC	39,707	3,723,891
Morgan Stanley	96,228	9,445,740
		31,292,128
Chemicals – 2.1%
Air Products & Chemicals Inc	26,273	7,993,823
Sherwin-Williams Co	32,113	11,308,914
		19,302,737
Consumer Finance – 1.6%
Nexi SpA (144A)*	351,373	5,596,016
OneMain Holdings Inc	79,065	3,956,413
Synchrony Financial	116,085	5,385,183
		14,937,612
Electric Utilities – 0.3%
NextEra Energy Inc	27,359	2,554,236
Electronic Equipment, Instruments & Components – 1.7%
Hexagon AB - Class B	958,632	15,244,934
Entertainment – 3.2%
Liberty Media Corp-Liberty Formula One*	178,241	11,271,961
Netflix Inc*	22,694	13,671,773
Sea Ltd (ADR)*	16,791	3,756,315
		28,700,049
Health Care Equipment & Supplies – 3.3%
Abbott Laboratories	57,016	8,024,432
Boston Scientific Corp*	175,069	7,436,931
Danaher Corp	8,698	2,861,729
Dentsply Sirona Inc	56,785	3,168,035

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
DexCom Inc*	6,214	$3,336,607
Edwards Lifesciences Corp*	40,433	5,238,095
		30,065,829
Health Care Providers & Services – 1.6%
Centene Corp*	61,280	5,049,472
Humana Inc	13,900	6,447,654
UnitedHealth Group Inc	5,617	2,820,520
		14,317,646
Hotels, Restaurants & Leisure – 2.5%
GVC Holdings PLC*	417,037	9,498,508
McDonald's Corp	34,644	9,287,017
Sands China Ltd*	1,774,400	4,132,598
		22,918,123
Household Durables – 0.5%
Roku Inc*	17,676	4,033,663
Independent Power and Renewable Electricity Producers – 1.5%
NRG Energy Inc	181,085	7,801,142
Vistra Energy Corp	259,554	5,910,045
		13,711,187
Industrial Conglomerates – 0.6%
Honeywell International Inc	27,756	5,787,404
Information Technology Services – 4.2%
Fidelity National Information Services Inc	60,393	6,591,896
Mastercard Inc	44,171	15,871,524
One 97 Communications Ltd*	82,212	1,476,076
Visa Inc	65,360	14,164,166
		38,103,662
Insurance – 3.5%
AIA Group Ltd	692,200	6,977,662
Aon PLC - Class A	23,758	7,140,704
Beazley PLC*	685,562	4,326,223
Intact Financial Corp	29,997	3,899,515
Progressive Corp	58,772	6,032,946
Prudential PLC	223,828	3,860,566
		32,237,616
Interactive Media & Services – 5.8%
Alphabet Inc - Class C*	10,749	31,103,199
Facebook Inc*	28,943	9,734,978
Match Group Inc*	26,375	3,488,094
Snap Inc - Class A*	100,305	4,717,344
Tencent Holdings Ltd	71,600	4,194,642
		53,238,257
Internet & Direct Marketing Retail – 5.6%
Amazon.com Inc*	8,739	29,138,797
Booking Holdings Inc*	3,495	8,385,309
DoorDash Inc - Class A*	22,207	3,306,622
Meituan Dianping (144A)*	91,000	2,630,577
MercadoLibre Inc*	5,801	7,822,068
		51,283,373
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	12,885	8,597,387
Machinery – 2.5%
Alstom SA	273,311	9,713,659
Parker-Hannifin Corp	28,933	9,204,166
Sany Heavy Industry Co Ltd	1,050,448	3,767,475
		22,685,300
Metals & Mining – 2.0%
Freeport-McMoRan Inc	126,931	5,296,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– (continued)
Metals & Mining– (continued)
Rio Tinto PLC	77,525	$5,132,452
Teck Resources Ltd	281,719	8,114,345
		18,543,628
Multi-Utilities – 0.2%
RWE AG	52,324	2,127,675
Oil, Gas & Consumable Fuels – 4.2%
Canadian Natural Resources Ltd	204,238	8,631,026
Cheniere Energy Inc	23,116	2,344,425
ConocoPhillips	99,088	7,152,172
EOG Resources Inc	56,348	5,005,393
Marathon Petroleum Corp	113,544	7,265,681
Suncor Energy Inc	240,752	6,024,510
Total SE	28,294	1,437,521
		37,860,728
Personal Products – 1.3%
Unilever PLC	213,531	11,438,249
Pharmaceuticals – 4.9%
AstraZeneca PLC	95,240	11,184,993
Catalent Inc*	50,087	6,412,639
Eli Lilly & Co	10,333	2,854,181
Horizon Therapeutics PLC*	39,403	4,246,067
Novartis AG	85,326	7,520,004
Roche Holding AG	20,376	8,480,120
Sanofi	42,792	4,315,102
		45,013,106
Road & Rail – 1.3%
Full Truck Alliance Co (ADR)*	295,341	2,472,004
Uber Technologies Inc*	231,334	9,699,835
		12,171,839
Semiconductor & Semiconductor Equipment – 8.7%
Advanced Micro Devices Inc*	58,401	8,403,904
ASML Holding NV	31,862	25,633,090
Marvell Technology Inc	84,334	7,378,382
NVIDIA Corp	57,953	17,044,557
Taiwan Semiconductor Manufacturing Co Ltd	615,000	13,675,561
Texas Instruments Inc	39,815	7,503,933
		79,639,427
Software – 8.9%
Adobe Inc*	26,437	14,991,365
Autodesk Inc*	26,646	7,492,589
Microsoft Corp	136,344	45,855,214
SS&C Technologies Holdings Inc	48,958	4,013,577
Workday Inc - Class A*	31,102	8,496,444
		80,849,189
Technology Hardware, Storage & Peripherals – 2.9%
Apple Inc	146,791	26,065,678
Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	22,954	6,616,296
NIKE Inc - Class B	56,919	9,486,690
		16,102,986
Trading Companies & Distributors – 2.0%
Ferguson PLC	103,761	18,402,121
Wireless Telecommunication Services – 0.4%
T-Mobile US Inc*	34,200	3,966,516
Total Common Stocks (cost $538,725,391)		908,748,023
Preferred Stocks– 0.2%
Health Care Providers & Services – 0.2%
API Holdings Private Ltd PP*,¢,§((cost $2,347,416)	3,231,470	2,331,837

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $963,925)	963,829	$963,925
Total Investments (total cost $542,036,732) – 99.9%		912,043,785
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		731,261
Net Assets – 100%		$912,775,046

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$634,884,299	69.6%
France	47,654,714	5.2
United Kingdom	37,726,633	4.1
Netherlands	37,071,339	4.1
Canada	26,669,396	2.9
Sweden	23,924,977	2.6
Taiwan	17,431,876	1.9
Switzerland	16,000,124	1.8
China	13,064,698	1.4
Hong Kong	11,110,260	1.2
Japan	9,164,733	1.0
Germany	8,743,971	1.0
Argentina	7,822,068	0.9
India	7,552,355	0.8
Italy	5,596,016	0.6
Ireland	5,390,437	0.6
Denmark	2,235,889	0.3

Total	$912,043,785	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$1,041	$-	$-	$963,925
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	8,849∆	-	-	-
Total Affiliated Investments - 0.1%	$9,890	$-	$-	$963,925

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	3,707,498	64,075,119	(66,818,692)	963,925
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	1,691,642	64,939,484	(66,631,126)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2021 is $8,226,593, which represents 0.9% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2021.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2021 is $2,331,837, which represents 0.2% of net assets.
£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd PP	9/27/21	$2,347,416	$2,331,837	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2021. The issuer incurs all registration costs.

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Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$908,748,023	$-	$-
Preferred Stocks	-	-	2,331,837
Investment Companies	-	963,925	-
Total Assets	$908,748,023	$963,925	$2,331,837

14	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $541,072,807)	$911,079,860
Affiliated investments, at value (cost $963,925)	963,925
Cash denominated in foreign currency (cost $62,220)	62,220
Non-interested Trustees' deferred compensation	23,817
Receivables:
Investments sold	910,601
Foreign tax reclaims	367,597
Dividends	249,468
Portfolio shares sold	105,700
Dividends from affiliates	54
Other assets	12,227
Total Assets	913,775,469
Liabilities:
Due to custodian	36
Payables:	—
Advisory fees	534,722
Portfolio shares repurchased	159,519
Printing fees	57,590
12b-1 Distribution and shareholder servicing fees	57,449
Professional fees	43,743
Transfer agent fees and expenses	42,683
Non-interested Trustees' deferred compensation fees	23,817
Non-affiliated portfolio administration fees payable	23,450
Custodian fees	8,110
Affiliated portfolio administration fees payable	2,029
Foreign tax liability	1,822
Non-interested Trustees' fees and expenses	356
Accrued expenses and other payables	45,097
Total Liabilities	1,000,423
Net Assets	$912,775,046
Net Assets Consist of:
Capital (par value and paid-in surplus)	$458,177,606
Total distributable earnings (loss) (includes $1,822 of foreign capital gains tax)	454,597,440
Total Net Assets	$912,775,046
Net Assets - Institutional Shares	$653,852,998
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,172,593
Net Asset Value Per Share	$71.28
Net Assets - Service Shares	$258,922,048
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,735,724
Net Asset Value Per Share	$69.31

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$12,333,827
Affiliated securities lending income, net	8,849
Dividends from affiliates	1,041
Unaffiliated securities lending income, net	355
Other income	57
Foreign tax withheld	(464,634)
Total Investment Income	11,879,495
Expenses:
Advisory fees	6,078,903
12b-1 Distribution and shareholder servicing fees:
Service Shares	620,685
Transfer agent administrative fees and expenses:
Institutional Shares	317,542
Service Shares	124,137
Other transfer agent fees and expenses:
Institutional Shares	22,191
Service Shares	3,993
Professional fees	61,669
Shareholder reports expense	46,044
Custodian fees	36,636
Affiliated portfolio administration fees	24,678
Registration fees	23,367
Non-interested Trustees’ fees and expenses	14,039
Other expenses	83,282
Total Expenses	7,457,166
Net Investment Income/(Loss)	4,422,329
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	82,488,846
Total Net Realized Gain/(Loss) on Investments	82,488,846
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $66,824)	58,401,316
Total Change in Unrealized Net Appreciation/Depreciation	58,401,316
Net Increase/(Decrease) in Net Assets Resulting from Operations	$145,312,491

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$4,422,329	$4,653,529
Net realized gain/(loss) on investments	82,488,846	40,036,236
Change in unrealized net appreciation/depreciation	58,401,316	94,175,782
Net Increase/(Decrease) in Net Assets Resulting from Operations	145,312,491	138,865,547
Dividends and Distributions to Shareholders:
Institutional Shares	(32,926,296)	(31,186,676)
Service Shares	(12,748,040)	(12,545,127)
Net Decrease from Dividends and Distributions to Shareholders	(45,674,336)	(43,731,803)
Capital Share Transactions:
Institutional Shares	(19,091,566)	(7,319,597)
Service Shares	(4,426,458)	(5,498,429)
Net Increase/(Decrease) from Capital Share Transactions	(23,518,024)	(12,818,026)
Net Increase/(Decrease) in Net Assets	76,120,131	82,315,718
Net Assets:
Beginning of period	836,654,915	754,339,197
End of period	$912,775,046	$836,654,915

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$63.62	$56.59	$47.13	$51.20	$40.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.39	0.60	0.62	0.51
Net realized and unrealized gain/(loss)	10.90	10.04	12.67	(4.09)	10.45
Total from Investment Operations	11.29	10.43	13.27	(3.47)	10.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.41)	(0.54)	(0.60)	(0.39)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—
Total Dividends and Distributions	(3.63)	(3.40)	(3.81)	(0.60)	(0.39)
Net Asset Value, End of Period	$71.28	$63.62	$56.59	$47.13	$51.20
Total Return*	18.09%	20.06%	29.04%	(6.87)%	27.03%
Net Assets, End of Period (in thousands)	$653,853	$600,868	$539,915	$463,402	$540,594
Average Net Assets for the Period (in thousands)	$636,425	$516,468	$511,859	$533,418	$512,287
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of Net Investment Income/(Loss)	0.57%	0.72%	1.13%	1.19%	1.05%
Portfolio Turnover Rate	20%	33%	36%	36%	41%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$62.00	$55.27	$46.15	$50.17	$39.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.25	0.45	0.48	0.38
Net realized and unrealized gain/(loss)	10.62	9.77	12.39	(4.00)	10.24
Total from Investment Operations	10.83	10.02	12.84	(3.52)	10.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.30)	(0.45)	(0.50)	(0.32)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—
Total Dividends and Distributions	(3.52)	(3.29)	(3.72)	(0.50)	(0.32)
Net Asset Value, End of Period	$69.31	$62.00	$55.27	$46.15	$50.17
Total Return*	17.80%	19.76%	28.71%	(7.08)%	26.68%
Net Assets, End of Period (in thousands)	$258,922	$235,787	$214,425	$180,168	$210,318
Average Net Assets for the Period (in thousands)	$248,792	$206,127	$198,883	$206,497	$197,483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of Net Investment Income/(Loss)	0.32%	0.47%	0.88%	0.94%	0.81%
Portfolio Turnover Rate	20%	33%	36%	36%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	19

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced

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mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.69%.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and

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qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing

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Notes to Financial Statements

Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $1,161,597 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,562,630	$ 78,643,188	$ -	$ -	$ -	$ (19,133)	$369,410,755

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 542,631,208	$ 384,839,366	$ (15,426,789)	$ 369,412,577

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

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Notes to Financial Statements

sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,199,243	$ 41,475,093	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,557,134	$ 38,174,669	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,245,599	$ (1,245,599)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	312,608	$ 21,172,671	332,367	$18,355,000
Reinvested dividends and distributions	488,320	32,926,296	621,750	31,186,676
Shares repurchased	(1,072,453)	(73,190,533)	(1,050,167)	(56,861,273)
Net Increase/(Decrease)	(271,525)	$(19,091,566)	(96,050)	$ (7,319,597)
Service Shares:
Shares sold	233,267	$ 15,614,302	240,326	$12,343,506
Reinvested dividends and distributions	194,479	12,748,040	257,316	12,545,127
Shares repurchased	(495,053)	(32,788,800)	(574,118)	(30,387,062)
Net Increase/(Decrease)	(67,307)	$ (4,426,458)	(76,476)	$ (5,498,429)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$175,957,877	$ 238,768,111	-	-

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7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$41,475,093
Dividends Received Deduction Percentage	68%

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

40	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

42	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

44	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

48	DECEMBER 31, 2021

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81112 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 This global growth portfolio invests in companies that create and benefit from advances in technology. We invest in companies we believe to be resilient and also take smaller positions in companies that have optionality – meaning large potential upside under a specific scenario. The Portfolio seeks to provide strong long-term returns with volatility characteristics on par with its peers.

Denny Fish portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2021, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 18.01% and 17.75%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned 28.71% and 27.36%, respectively.

INVESTMENT ENVIRONMENT

Global technology stocks rallied during the period, outpacing broader equities. While the market attempted more than once to rotate to value-oriented names in anticipation of greater reopening, continued concerns about COVID-19 variants weighing on economic growth sent investors back toward stocks aligned with long-duration growth themes and those with robust balance sheets and cash flow generation. With many leading mega-cap tech names fitting that description, these stocks continued to be a driving force behind equity gains. Within the sector, the semiconductor complex proved especially strong as there was a considerable supply/demand mismatch in the wake of persistent supply-chain disruptions.

PERFORMANCE DISCUSSION

Late in the period, the trajectory of the sector was driven by a series of forces that proved difficult for our strategy to navigate. While we believe some of these drivers are unsustainable, as they are not grounded in corporate fundamentals, we are nonetheless disappointed in the Portfolio’s performance. The expectation that more central banks would soon raise interest rates created headwinds for the growth stocks we typically prefer. Also, a rush toward cash-rich companies favored a select few mega-cap stocks with substantial cash. Among these were some of the period’s largest detractors: Apple and Microsoft. While we like these companies, from a risk-budgeting perspective, we carry underweight positions in them, which can negatively impact performance in periods where these stocks rally.

Another source of underperformance was the Portfolio’s out-of-benchmark allocation to Internet stocks, among them Amazon. As testament to what we considered the market’s indiscriminate prioritization of “rotation” over “fundamentals,” we believe our Internet holdings are among the most secularly advantaged stocks in the broader tech universe.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Strategy.

OUTLOOK

We believe 2022 is shaping up to be a year of normalization for the technology sector. In the past 20 months, tech has experienced an acceleration of the digitization of the global economy, historic supply-chain disruptions and a backdrop of highly accommodative monetary policy.

The likelihood of rising interest rates introduces the risk of policy error. Should central banks move too quickly, they could squelch economic expansion. This would be most harmful to cyclical growth stocks.

It may seem like tech commands a disproportionate share of corporate headlines. This is no accident. Given the potential for delivering increased efficiencies across the economy, it’s our view that tech companies will command an ever-greater share of aggregate corporate earnings and, thus, equity returns as the digitization of the global economy continues. With this in mind, we maintain our core ethos of identifying the companies we believe will most likely dominate their markets over the next three to five years.

Thank you for your investment in the Janus Henderson VIT Global Technology Portfolio.

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Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
PayPal Holdings Inc	0.08%	1.04%	Amazon.com Inc	4.84%	-1.38%
Alphabet Inc - Class C	3.84%	0.98%	Wix.com Ltd	1.14%	-1.18%
ASML Holding NV	4.95%	0.73%	Zendesk Inc	1.67%	-1.13%
NVIDIA Corp	3.57%	0.68%	Microsoft Corp	9.99%	-0.79%
Lam Research Corp	2.63%	0.58%	Apple Inc	4.98%	-0.75%

	5 Top Detractors - Sectors*[a]
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-3.59%	9.00%	0.00%
	Communication Services	-1.52%	12.86%	0.00%
	Industrials	-1.39%	2.75%	0.00%
	Information Technology	-1.00%	71.05%	100.00%
	Other**	-0.82%	2.19%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
a	During the reporting period no sectors contributed on a relative basis.
**	Not a GICS classified sector.

2	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.8%
Apple Inc
Technology Hardware, Storage & Peripherals	8.2%
ASML Holding NV
Semiconductor & Semiconductor Equipment	6.1%
Alphabet Inc - Class C
Interactive Media & Services	5.0%
Amazon.com Inc
Internet & Direct Marketing Retail	4.7%
34.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Investment Companies	1.7%
Investments Purchased with Cash Collateral from Securities Lending	1.0%
Preferred Stocks	0.7%
Private Investment in Public Equity (PIPES)	0.5%
Warrants	0.0%
Other	(1.4)%
100.0%

Emerging markets comprised 7.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

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Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	18.01%	30.62%	23.28%	6.97%	0.75%
Service Shares	17.75%	30.32%	22.96%	6.70%	0.99%
S&P 500 Index	28.71%	18.47%	16.55%	7.59%
MSCI All Country World Information Technology Index	27.36%	29.47%	21.62%	6.18%**
Morningstar Quartile - Institutional Shares	2nd	2nd	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	104/250	56/194	46/178	51/111

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

4	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,035.40	$3.75	$1,000.00	$1,021.53	$3.72	0.73%
Service Shares	$1,000.00	$1,034.10	$5.02	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.5%
Aerospace & Defense – 0.2%
Axon Enterprise Inc*	13,923	$2,185,911
Diversified Consumer Services – 0.2%
Courser Inc*	92,390	2,258,012
Entertainment – 2.0%
Netflix Inc*	9,101	5,482,806
Sea Ltd (ADR)*	57,143	12,783,460
		18,266,266
Equity Real Estate Investment Trusts (REITs) – 1.3%
Equinix Inc	13,999	11,840,914
Household Durables – 0.8%
Roku Inc*	33,947	7,746,705
Information Technology Services – 11.4%
Adyen NV (144A)*	1,778	4,678,628
Marqeta Inc - Class A*	141,164	2,423,786
Mastercard Inc	101,350	36,417,082
Okta Inc*	36,370	8,153,063
One 97 Communications Ltd*	53,718	964,481
Shopify Inc*	7,679	10,576,978
Snowflake Inc - Class A*	29,764	10,082,555
Square Inc*	17,428	2,814,796
Toast Inc - Class A*,#	91,302	3,169,092
Twilio Inc*	56,028	14,754,413
Visa Inc	60,345	13,077,365
		107,112,239
Interactive Media & Services – 7.2%
Alphabet Inc - Class C*	16,028	46,378,460
Match Group Inc*	75,672	10,007,622
Snap Inc - Class A*	179,134	8,424,672
Twitter Inc*	67,598	2,921,586
		67,732,340
Internet & Direct Marketing Retail – 8.9%
Amazon.com Inc*	13,238	44,139,993
Coupang Inc*	112,711	3,311,449
DoorDash Inc - Class A*	17,438	2,596,518
Farfetch Ltd - Class A*	150,665	5,036,731
Global-E Online Ltd*	145,472	9,221,470
Grab Holdings Ltd - Class A*,#	699,599	4,988,141
MercadoLibre Inc*	10,238	13,804,919
		83,099,221
Leisure Products – 0.1%
Peloton Interactive Inc - Class A*	35,192	1,258,466
Professional Services – 1.6%
CoStar Group Inc*	186,599	14,746,919
Real Estate Management & Development – 0.4%
Doma Holdings Inc*,#	224,545	1,140,689
Redfin Corp*	57,375	2,202,626
		3,343,315
Road & Rail – 0.9%
Uber Technologies Inc*	210,770	8,837,586
Semiconductor & Semiconductor Equipment – 25.7%
Advanced Micro Devices Inc*	57,562	8,283,172
Analog Devices Inc	62,906	11,056,988
Applied Materials Inc	24,576	3,867,279
ASML Holding NV	71,119	57,215,484
KLA Corp	44,481	19,131,723
Lam Research Corp	36,664	26,366,916
Marvell Technology Inc	93,180	8,152,318
NVIDIA Corp	100,850	29,660,993
NXP Semiconductors NV	41,579	9,470,865

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Taiwan Semiconductor Manufacturing Co Ltd	1,817,000	$40,404,057
Texas Instruments Inc	121,057	22,815,613
Xilinx Inc	19,624	4,160,877
		240,586,285
Software – 28.6%
Adobe Inc*	64,957	36,834,516
Atlassian Corp PLC - Class A*	31,026	11,829,903
Autodesk Inc*	42,716	12,011,312
Avalara Inc*	78,174	10,093,045
Cadence Design Systems Inc*	98,104	18,281,680
CCC Intelligent Solutions Holdings Inc*,#	589,593	6,715,464
Ceridian HCM Holding Inc*	84,523	8,829,273
Dynatrace Inc*	157,220	9,488,227
Gitlab Inc - Class A*,#	17,353	1,509,711
Microsoft Corp	302,018	101,574,694
Nice Ltd (ADR)*	24,721	7,505,296
Olo Inc - Class A*	58,526	1,217,926
Paylocity Holding Corp*	4,773	1,127,192
Synopsys Inc*	8,851	3,261,593
Tyler Technologies Inc*	11,381	6,122,409
Unity Software Inc*	48,938	6,997,645
Workday Inc - Class A*	89,382	24,417,375
		267,817,261
Technology Hardware, Storage & Peripherals – 8.2%
Apple Inc	435,125	77,265,146
Total Common Stocks (cost $513,374,564)		914,096,586
Private Investment in Public Equity (PIPES)– 0.5%
Diversified Financial Services – 0.5%
Altimeter Growth Corp*,§	421,689	3,006,643
CCC Intelligent Solutions Holdings Inc*,§	112,363	1,279,815
Total Private Investment in Public Equity (PIPES) (cost $5,340,520)		4,286,458
Preferred Stocks– 0.7%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§	485,075	1,771,979
Software – 0.5%
Magic Leap Inc PP - Class A private equity common shares*,¢,§	3,260	0
Via Transportation Inc PP - Preferred shares*,¢,§	86,990	3,924,732
Via Transportation Inc PP - private equity common shares*,¢,§	10,455	452,338
		4,377,070
Total Preferred Stocks (cost $7,734,219)		6,149,049
Warrants– 0%
Internet & Direct Marketing Retail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $140,430)	43,562	91,916
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $16,336,249)	16,334,616	16,336,249
Investments Purchased with Cash Collateral from Securities Lending– 1.0%
Investment Companies – 0.8%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	7,875,534	7,875,534
Time Deposits – 0.2%
Royal Bank of Canada, 0.0400%, 1/3/22	$1,968,884	1,968,884
Total Investments Purchased with Cash Collateral from Securities Lending (cost $9,844,418)		9,844,418
Total Investments (total cost $552,770,400) – 101.4%		950,804,676
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(13,352,795)
Net Assets – 100%		$937,451,881

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$768,391,763	80.8%
Netherlands	61,894,112	6.5
Taiwan	53,187,517	5.6
Israel	16,726,766	1.8
Argentina	13,804,919	1.5
Australia	11,829,903	1.2
Canada	10,576,978	1.1
Singapore	5,080,057	0.5
United Kingdom	5,036,731	0.5
South Korea	3,311,449	0.4
India	964,481	0.1

Total	$950,804,676	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$13,615	$-	$-	$16,336,249
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	345,818∆	-	-	7,875,534
Total Affiliated Investments - 2.5%	$359,433	$-	$-	$24,211,783

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	21,692,904	189,339,086	(194,695,741)	16,336,249
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	2,018,507	116,042,807	(110,185,780)	7,875,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2021 is $4,678,628, which represents 0.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2021 is $6,149,049, which represents 0.7% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$4,216,890	$3,006,643	0.3%
Apartment List Inc PP	11/2/20	1,771,979	1,771,979	0.2
CCC Intelligent Solutions Holdings Inc	2/3/21	1,123,630	1,279,815	0.2
Magic Leap Inc PP - Class A private equity common shares	10/5/17	1,585,170	0	0.0
Via Transportation Inc PP - Preferred shares	11/4/21	3,924,732	3,924,732	0.4
Via Transportation Inc PP - private equity common shares	12/2/21	452,338	452,338	0.1
Total		$13,074,739	$10,435,507	1.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2021. The issuer incurs all registration costs.

10	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$914,096,586	$-	$-
Private Investment in Public Equity (PIPES)	-	4,286,458	-
Preferred Stocks	-	-	6,149,049
Warrants	91,916	-	-
Investment Companies	-	16,336,249	-
Investments Purchased with Cash Collateral from Securities Lending	-	9,844,418	-
Total Assets	$914,188,502	$30,467,125	$6,149,049

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Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $528,558,617)(1)	$926,592,893
Affiliated investments, at value (cost $24,211,783)	24,211,783
Non-interested Trustees' deferred compensation	24,506
Receivables:
Portfolio shares sold	265,268
Dividends	216,901
Investments sold	11,776
Foreign tax reclaims	694
Dividends from affiliates	618
Other assets	55,136
Total Assets	951,379,575
Liabilities:
Collateral for securities loaned (Note 2)	9,844,418
Payables:	—
Portfolio shares repurchased	2,061,299
Investments purchased	1,097,331
Advisory fees	539,910
12b-1 Distribution and shareholder servicing fees	197,540
Professional fees	49,446
Transfer agent fees and expenses	43,660
Non-interested Trustees' deferred compensation fees	24,506
Custodian fees	5,826
Affiliated portfolio administration fees payable	2,109
Non-interested Trustees' fees and expenses	320
Accrued expenses and other payables	61,329
Total Liabilities	13,927,694
Net Assets	$937,451,881
Net Assets Consist of:
Capital (par value and paid-in surplus)	$420,309,017
Total distributable earnings (loss)	517,142,864
Total Net Assets	$937,451,881
Net Assets - Institutional Shares	$59,208,381
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,853,427
Net Asset Value Per Share	$20.75
Net Assets - Service Shares	$878,243,500
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	41,998,781
Net Asset Value Per Share	$20.91

(1) Includes $9,362,676 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$3,995,746
Affiliated securities lending income, net	345,818
Dividends from affiliates	13,615
Unaffiliated securities lending income, net	945
Foreign tax withheld	(198,760)
Total Investment Income	4,157,364
Expenses:
Advisory fees	5,612,789
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,052,636
Transfer agent administrative fees and expenses:
Institutional Shares	27,972
Service Shares	410,527
Other transfer agent fees and expenses:
Institutional Shares	1,948
Service Shares	12,884
Professional fees	56,981
Shareholder reports expense	39,662
Custodian fees	30,228
Affiliated portfolio administration fees	24,401
Non-interested Trustees’ fees and expenses	14,149
Registration fees	950
Other expenses	78,552
Total Expenses	8,363,679
Net Investment Income/(Loss)	(4,206,315)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	123,414,165
Total Net Realized Gain/(Loss) on Investments	123,414,165
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,265,234
Total Change in Unrealized Net Appreciation/Depreciation	20,265,234
Net Increase/(Decrease) in Net Assets Resulting from Operations	$139,473,084

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$(4,206,315)	$(1,870,749)
Net realized gain/(loss) on investments	123,414,165	113,274,622
Change in unrealized net appreciation/depreciation	20,265,234	148,900,055
Net Increase/(Decrease) in Net Assets Resulting from Operations	139,473,084	260,303,928
Dividends and Distributions to Shareholders:
Institutional Shares	(7,520,075)	(3,732,594)
Service Shares	(107,940,768)	(51,548,235)
Net Decrease from Dividends and Distributions to Shareholders	(115,460,843)	(55,280,829)
Capital Share Transactions:
Institutional Shares	6,607,340	3,553,470
Service Shares	122,969,787	32,148,954
Net Increase/(Decrease) from Capital Share Transactions	129,577,127	35,702,424
Net Increase/(Decrease) in Net Assets	153,589,368	240,725,523
Net Assets:
Beginning of period	783,862,513	543,136,990
End of period	$937,451,881	$783,862,513

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.34	$14.88	$11.06	$11.40	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.01)	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)	3.47	7.04	4.81	0.20	3.68
Total from Investment Operations	3.42	7.03	4.83	0.21	3.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total Dividends and Distributions	(3.01)	(1.57)	(1.01)	(0.55)	(0.65)
Net Asset Value, End of Period	$20.75	$20.34	$14.88	$11.06	$11.40
Total Return*	18.01%	51.20%	45.17%	1.19%	45.09%
Net Assets, End of Period (in thousands)	$59,208	$51,009	$34,515	$24,240	$24,815
Average Net Assets for the Period (in thousands)	$56,037	$39,592	$30,035	$27,658	$12,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.07)%	0.11%	0.09%	0.03%
Portfolio Turnover Rate	47%	44%	30%	32%	23%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.51	$15.03	$11.19	$11.56	$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.05)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain/(loss)	3.49	7.10	4.87	0.20	3.74
Total from Investment Operations	3.39	7.05	4.85	0.18	3.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—	—	—	—
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total Dividends and Distributions	(2.99)	(1.57)	(1.01)	(0.55)	(0.65)
Net Asset Value, End of Period	$20.91	$20.51	$15.03	$11.19	$11.56
Total Return*	17.69%	50.80%	44.82%	0.91%	44.91%
Net Assets, End of Period (in thousands)	$878,244	$732,854	$508,622	$370,831	$369,931
Average Net Assets for the Period (in thousands)	$822,224	$577,972	$449,847	$416,626	$320,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of Net Investment Income/(Loss)	(0.49)%	(0.32)%	(0.13)%	(0.16)%	(0.21)%
Portfolio Turnover Rate	47%	44%	30%	32%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

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Notes to Financial Statements

sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these

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Notes to Financial Statements

investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$9,362,676	$—	$(9,362,676)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

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Notes to Financial Statements

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Special Purpose Acquisition Companies (SPAC)

The Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

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Notes to Financial Statements

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $9,362,676. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $9,844,418, resulting in the net amount due to the counterparty of $481,742.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. The previous expense limit for one-year period that commenced on April 29, 2020 was 1.00%. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these

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Notes to Financial Statements

internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the

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Notes to Financial Statements

provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $777,265 in sales, resulting in a net realized loss of $418,199. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 120,614,231	$ -	$ -	$ -	$ (23,384)	$396,552,017

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 554,252,659	$418,166,220	$(21,614,203)	$ 396,552,017

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

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Notes to Financial Statements

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,920,850	$ 109,539,993	$ -	$ 4,573,398

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,038	$ 55,261,791	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (4,698,549)	$ 7,044,648	$ (2,346,099)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	648,301	$ 13,535,458	1,217,576	$ 20,231,592
Reinvested dividends and distributions	392,488	7,520,075	252,544	3,732,594
Shares repurchased	(695,151)	(14,448,193)	(1,281,197)	(20,410,716)
Net Increase/(Decrease)	345,638	$ 6,607,340	188,923	$ 3,553,470
Service Shares:
Shares sold	7,348,585	$154,522,960	8,831,320	$149,099,983
Reinvested dividends and distributions	5,584,106	107,940,768	3,454,976	51,548,235
Shares repurchased	(6,674,085)	(139,493,941)	(10,391,134)	(168,499,264)
Net Increase/(Decrease)	6,258,606	$122,969,787	1,895,162	$ 32,148,954

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$419,804,026	$ 401,932,504	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology and Innovation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

30	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

32	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

34	DECEMBER 31, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$109,539,993

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Global Technology and Innovation Portfolio	1/16-Present	Head of Technology Sector of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81119 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta (a measure of a security’s or portfolio’s volatility relative to the overall market) and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended December 31, 2021, the Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 19.73% and 19.42%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 28.34%. Stock selection in industrials, information technology and financials drove relative underperformance. Stock selection in health care and utilities and underweight allocations in both utilities and consumer staples positively contributed on a relative basis.

INVESTMENT ENVIRONMENT

Stocks rose in the first half of 2021, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary policy also supported the growth outlook. Stocks suffered downward volatility in the third quarter as the spread of the new Delta variant renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which pushed interest rates higher. While rising interest rates initially favored value stocks, in the mid-cap market they underperformed growth for the quarter overall. In the fourth quarter, the identification of another highly transmissible COVID-19 variant, Omicron, contributed to market turbulence. The Federal Reserve (Fed) also indicated it would accelerate the withdrawal of its monetary stimulus. The prospect of higher interest rates in 2022 triggered a market rotation away from more speculative, high-valuation stocks and a move into value stocks, which outperformed growth in the fourth quarter.

PERFORMANCE DISCUSSION

In the first half of 2021, progress on vaccine distribution and hopes for a broad-based economic recovery favored more cyclical and commodities-driven companies, which worked to our strengths as value investors. It reversed in May, however, when extreme euphoria and speculative investing again drove market returns, due to lower long-term interest rates and another found of federal cash payments. This fueled speculative, short interest covering investing, a rotation that led to high-beta stocks outperforming low-beta, and money-losing companies outperforming money-earners. In this environment the high-quality value stocks we own found less favor with investors. In the third quarter, despite intervals of renewed investor attention to valuations and profitability, several of our holdings – in industrials particularly – faced challenges as higher input and wage costs squeezed profit margins for companies unable to pass these costs along to customers. Inventory shortages also resulted in lost sales, which impacted revenue growth. The fourth quarter saw a return to fundamentals that was more in line with historical trends, and that rewarded a number of our disciplined value investments. Unfortunately, several of our holdings faced business headwinds that hurt recent earnings growth.

BWX Technologies, a supplier of nuclear components and fuel for the defense industry, was the Portfolio’s largest individual detractor on a relative basis. Over the period it faced continued uncertainty regarding the outlook for government defense spending, and the stock declined as the company reported disappointing revenue and profits growth. Relative performance also was dampened by our investment in Global Payments, a provider of financial technology that helps retailers process digital credit card payments. The stock was pressured by concerns that "buy now, pay later" alternatives may take market share away from traditional credit cards. We believed the market overreacted to these challenges, and we used the sell-off in the stock to add to our position.

LabCorp, the leading global life sciences company, was the Portfolio’s largest individual contributor on a relative basis. The company outperformed due to continued

Janus Aspen Series	1

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

strength in COVID-19 testing, non-COVID laboratory work – particularly its expanded testing, treatment and clinical trial access for people with cancer – and activist involvement in the stock. Equity LifeStyle Properties, an owner and operator of manufactured housing communities and vacation sites, also was a top contributor, benefiting from the increased popularity of RV vacation parks as tourist destinations since the start of the pandemic.

During the period we started new positions in numerous sectors, including consumer discretionary, industrials, energy, health care, information technology and real estate. We added to holdings in real estate, consumer discretionary, materials, industrials and health care, and trimmed holdings in financials, materials, communication services and consumer discretionary. We also exited positions in real estate, financials, utilities, materials and consumer staples.

OUTLOOK

While we have welcomed a renewed investor focus on fundamentals, we see potential sources of market risk as we head into 2022. The economic expansion appears to be on track, but higher input costs, supply chain bottlenecks and labor shortages could remain headwinds for growth and company profitability. From a historical perspective, valuations in some parts of the market still appear expensive and out of line with company fundamentals. The Fed also has a difficult task, dialing back its stimulus enough to contain inflation without derailing the economic recovery or market expansion. This task is further complicated by uncertainty around virus variants and global economic pressures. Higher inflation could push the Fed and other central banks to act more aggressively to slow the economy, which would result in higher interest rates and the potential for increased market volatility. Despite broader market risks, we believe this environment could work to our advantage. Periods of rising interest rates historically have favored value and higher-quality stocks over growth equities. We also believe market volatility could provide us with ample value opportunities, as we look to invest in companies whose potential may have yet to be fully appreciated by the market.

Thank you for your co-investment in the Mid Cap Value Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Laboratory Corp of America Holdings	2.32%	0.48%	BWX Technologies Inc	2.36%	-1.30%
Equity LifeStyle Properties Inc	2.81%	0.42%	Global Payments Inc	1.07%	-0.95%
Fifth Third Bancorp	1.69%	0.41%	CDK Global Inc	1.36%	-0.77%
AutoZone Inc	1.06%	0.33%	Globe Life Inc	2.32%	-0.74%
Lamar Advertising Co	1.53%	0.30%	IAA Inc	1.33%	-0.69%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Health Care	1.19%	8.17%	7.90%
	Utilities	0.34%	4.94%	7.13%
	Consumer Staples	0.01%	3.80%	3.98%
	Communication Services	-0.22%	3.41%	4.07%
	Consumer Discretionary	-0.46%	9.12%	11.56%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-2.52%	16.64%	16.51%
	Information Technology	-1.51%	12.11%	9.74%
	Financials	-1.44%	17.32%	16.37%
	Real Estate	-0.99%	9.69%	10.55%
	Materials	-0.99%	9.44%	7.60%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.7%
RenaissanceRe Holdings Ltd
Insurance	2.4%
Alliant Energy Corp
Electric Utilities	2.0%
Hartford Financial Services Group Inc
Insurance	2.0%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.7%
Repurchase Agreements	2.5%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	19.73%	8.76%	10.30%	10.42%#	0.81%	0.81%
Service Shares	19.42%	8.48%	10.02%	9.95%*	1.06%	1.05%
Russell Midcap Value Index	28.34%	11.22%	13.44%	11.69%**
Morningstar Quartile - Service Shares	4th	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	395/417	328/385	324/338	159/234

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 30, 2021.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

6	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,058.30	$3.53	$1,000.00	$1,021.78	$3.47	0.68%
Service Shares	$1,000.00	$1,056.80	$4.82	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.7%
Aerospace & Defense – 1.6%
BWX Technologies Inc	44,912	$2,150,387
Auto Components – 2.4%
Aptiv PLC*	7,602	1,253,950
Autoliv Inc	11,983	1,239,162
Lear Corp	4,562	834,618
		3,327,730
Banks – 6.1%
Citizens Financial Group Inc	44,851	2,119,210
Fifth Third Bancorp	46,039	2,004,998
First Horizon National Corp	131,610	2,149,191
Regions Financial Corp	95,812	2,088,702
		8,362,101
Building Products – 0.6%
Fortune Brands Home & Security Inc	8,021	857,445
Capital Markets – 1.9%
State Street Corp	27,539	2,561,127
Chemicals – 7.3%
Axalta Coating Systems Ltd*	59,360	1,966,003
Corteva Inc	37,773	1,785,907
DuPont de Nemours Inc	24,447	1,974,829
FMC Corp	14,971	1,645,163
Scotts Miracle-Gro Co	3,712	597,632
Westlake Chemical Corp	21,257	2,064,692
		10,034,226
Commercial Services & Supplies – 2.6%
IAA Inc*	40,407	2,045,402
Waste Connections Inc	11,520	1,569,830
		3,615,232
Communications Equipment – 2.7%
F5 Networks Inc*	10,241	2,506,075
Motorola Solutions Inc	4,368	1,186,786
		3,692,861
Construction & Engineering – 1.0%
EMCOR Group Inc	10,397	1,324,474
Construction Materials – 1.0%
Martin Marietta Materials Inc	3,251	1,432,131
Containers & Packaging – 1.3%
Graphic Packaging Holding Co	88,495	1,725,653
Electric Utilities – 3.3%
Alliant Energy Corp	44,366	2,727,178
Entergy Corp	16,482	1,856,697
		4,583,875
Electrical Equipment – 2.7%
AMETEK Inc	15,754	2,316,468
GrafTech International Ltd	121,248	1,434,364
		3,750,832
Electronic Equipment, Instruments & Components – 1.1%
Vontier Corp	51,241	1,574,636
Energy Equipment & Services – 1.1%
Baker Hughes Co	65,126	1,566,932
Entertainment – 1.0%
Activision Blizzard Inc	20,999	1,397,063
Equity Real Estate Investment Trusts (REITs) – 9.7%
Americold Realty Trust	38,219	1,253,201
Apple Hospitality Inc	162,282	2,620,854
Equity LifeStyle Properties Inc	44,613	3,910,776
Equity Residential	19,668	1,779,954
Lamar Advertising Co	13,776	1,671,029

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Weyerhaeuser Co	49,754	$2,048,870
		13,284,684
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	13,208	2,606,599
Food Products – 1.4%
Lamb Weston Holdings Inc	30,148	1,910,780
Health Care Equipment & Supplies – 2.4%
Envista Holdings Corp*	56,352	2,539,221
Globus Medical Inc*	9,855	711,531
		3,250,752
Health Care Providers & Services – 5.8%
Cardinal Health Inc	33,386	1,719,045
Henry Schein Inc*	31,780	2,463,903
Laboratory Corp of America Holdings*	11,783	3,702,336
		7,885,284
Health Care Technology – 1.5%
Cerner Corp	21,430	1,990,204
Industrial Conglomerates – 1.0%
Carlisle Cos Inc	5,609	1,391,705
Information Technology Services – 1.6%
Global Payments Inc	15,837	2,140,846
Insurance – 6.7%
Globe Life Inc	22,403	2,099,609
Hartford Financial Services Group Inc	39,048	2,695,874
Reinsurance Group of America Inc	10,204	1,117,236
RenaissanceRe Holdings Ltd	19,352	3,276,874
		9,189,593
Internet & Direct Marketing Retail – 0.8%
Qurate Retail Inc	151,367	1,150,389
Life Sciences Tools & Services – 1.1%
Agilent Technologies Inc	9,562	1,526,573
Machinery – 2.9%
Lincoln Electric Holdings Inc	13,651	1,903,905
Oshkosh Corp	18,228	2,054,478
		3,958,383
Media – 2.6%
Discovery Inc*	58,570	1,341,253
Fox Corp - Class B	63,622	2,180,326
		3,521,579
Multi-Utilities – 1.2%
DTE Energy Co	13,491	1,612,714
Oil, Gas & Consumable Fuels – 3.3%
Cabot Oil & Gas Corp	103,079	1,958,501
Marathon Petroleum Corp	15,645	1,001,124
Pioneer Natural Resources Co	8,436	1,534,340
		4,493,965
Professional Services – 1.0%
Mantech International Corp	17,967	1,310,333
Road & Rail – 0.8%
Canadian Pacific Railway Ltd	15,012	1,079,963
Semiconductor & Semiconductor Equipment – 4.6%
CMC Materials Inc	8,629	1,654,093
Microchip Technology Inc	17,855	1,554,456
MKS Instruments Inc	10,569	1,840,803
Teradyne Inc	7,835	1,281,258
		6,330,610
Software – 2.4%
Black Knight Inc*	22,486	1,863,865

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Synopsys Inc*	3,959	$1,458,892
		3,322,757
Specialty Retail – 2.5%
AutoZone Inc*	954	1,999,956
O'Reilly Automotive Inc*	1,945	1,373,617
		3,373,573
Textiles, Apparel & Luxury Goods – 2.8%
Columbia Sportswear Co	6,787	661,325
Hanesbrands Inc	124,931	2,088,846
Levi Strauss & Co	45,989	1,151,105
		3,901,276
Trading Companies & Distributors – 2.0%
GATX Corp	12,126	1,263,408
MSC Industrial Direct Co Inc	16,981	1,427,423
		2,690,831
Total Common Stocks (cost $98,533,531)		133,880,098
Repurchase Agreements– 2.5%
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $3,400,006 collateralized by $3,235,296 in U.S. Treasuries 0.2500% - 6.6250%, 2/28/22 - 2/15/51 with a value of $3,468,008((cost $3,400,000)	$3,400,000	3,400,000
Total Investments (total cost $101,933,531) – 100.2%		137,280,098
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(308,925)
Net Assets – 100%		$136,971,173

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$134,960,973	98.3%
Sweden	1,239,162	0.9
Canada	1,079,963	0.8

Total	$137,280,098	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$133,880,098	$-	$-
Repurchase Agreements	-	3,400,000	-
Total Assets	$133,880,098	$3,400,000	$-

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Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at value (cost $98,533,531)	$133,880,098
Repurchase agreements, at value (cost $3,400,000)	3,400,000
Cash	47,693
Non-interested Trustees' deferred compensation	3,573
Receivables:
Dividends	187,939
Portfolio shares sold	69,999
Other assets	1,169
Total Assets	137,590,471
Liabilities:
Payables:	—
Investments purchased	413,761
Advisory fees	62,965
Portfolio shares repurchased	51,127
Professional fees	37,348
12b-1 Distribution and shareholder servicing fees	17,327
Transfer agent fees and expenses	6,411
Non-interested Trustees' deferred compensation fees	3,573
Custodian fees	1,094
Affiliated portfolio administration fees payable	301
Non-interested Trustees' fees and expenses	43
Accrued expenses and other payables	25,348
Total Liabilities	619,298
Net Assets	$136,971,173
Net Assets Consist of:
Capital (par value and paid-in surplus)	$91,766,648
Total distributable earnings (loss)	45,204,525
Total Net Assets	$136,971,173
Net Assets - Institutional Shares	$58,535,906
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,062,005
Net Asset Value Per Share	$19.12
Net Assets - Service Shares	$78,435,267
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,271,428
Net Asset Value Per Share	$18.36

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$2,050,759
Interest	731
Other income	129
Foreign tax withheld	(3,117)
Total Investment Income	2,048,502
Expenses:
Advisory fees	656,650
12b-1 Distribution and shareholder servicing fees:
Service Shares	185,103
Transfer agent administrative fees and expenses:
Institutional Shares	27,233
Service Shares	37,021
Other transfer agent fees and expenses:
Institutional Shares	2,212
Service Shares	1,601
Professional fees	40,866
Registration fees	21,983
Shareholder reports expense	15,709
Custodian fees	4,317
Affiliated portfolio administration fees	3,608
Non-interested Trustees’ fees and expenses	2,069
Other expenses	51,304
Total Expenses	1,049,676
Net Investment Income/(Loss)	998,826
Net Realized Gain/(Loss) on Investments:
Investments	12,968,913
Total Net Realized Gain/(Loss) on Investments	12,968,913
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	8,552,472
Total Change in Unrealized Net Appreciation/Depreciation	8,552,472
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,520,211

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$998,826	$1,111,404
Net realized gain/(loss) on investments	12,968,913	(3,957,666)
Change in unrealized net appreciation/depreciation	8,552,472	1,699,362
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,520,211	(1,146,900)
Dividends and Distributions to Shareholders:
Institutional Shares	(248,276)	(1,291,851)
Service Shares	(228,918)	(1,965,969)
Net Decrease from Dividends and Distributions to Shareholders	(477,194)	(3,257,820)
Capital Share Transactions:
Institutional Shares	710,776	4,239,826
Service Shares	(2,287,624)	(1,267,723)
Net Increase/(Decrease) from Capital Share Transactions	(1,576,848)	2,972,103
Net Increase/(Decrease) in Net Assets	20,466,169	(1,432,617)
Net Assets:
Beginning of period	116,505,004	117,937,621
End of period	$136,971,173	$116,505,004

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.04	$16.73	$14.08	$18.02	$16.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.18	0.21	0.17	0.12
Net realized and unrealized gain/(loss)	3.00	(0.41)	3.90	(2.40)	2.13
Total from Investment Operations	3.16	(0.23)	4.11	(2.23)	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.18)	(0.19)	(0.18)	(0.14)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total Dividends and Distributions	(0.08)	(0.46)	(1.46)	(1.71)	(0.78)
Net Asset Value, End of Period	$19.12	$16.04	$16.73	$14.08	$18.02
Total Return*	19.73%	(0.92)%	30.35%	(13.63)%	13.94%
Net Assets, End of Period (in thousands)	$58,536	$48,538	$45,771	$36,265	$43,609
Average Net Assets for the Period (in thousands)	$54,542	$40,480	$41,788	$42,219	$46,007
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of Net Investment Income/(Loss)	0.90%	1.24%	1.32%	1.03%	0.71%
Portfolio Turnover Rate	63%	44%	43%	42%	48%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.42	$16.12	$13.62	$17.49	$16.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.16	0.13	0.08
Net realized and unrealized gain/(loss)	2.87	(0.40)	3.77	(2.32)	2.06
Total from Investment Operations	2.99	(0.27)	3.93	(2.19)	2.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.15)	(0.16)	(0.15)	(0.11)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total Dividends and Distributions	(0.05)	(0.43)	(1.43)	(1.68)	(0.75)
Net Asset Value, End of Period	$18.36	$15.42	$16.12	$13.62	$17.49
Total Return*	19.42%	(1.21)%	30.05%	(13.82)%	13.63%
Net Assets, End of Period (in thousands)	$78,435	$67,967	$72,167	$62,334	$76,123
Average Net Assets for the Period (in thousands)	$74,166	$62,469	$68,198	$72,480	$74,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of Net Investment Income/(Loss)	0.68%	0.97%	1.06%	0.78%	0.47%
Portfolio Turnover Rate	63%	44%	43%	42%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

18	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,400,000	$—	$(3,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party

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Notes to Financial Statements

agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee

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Notes to Financial Statements

Rate plus/minus any Performance Adjustment. For the year ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Perkins Investment Management LLC (“Perkins”) previously served as subadviser to the Portfolio. Effective April 30, 2021, the subadvisory agreement between the Adviser and Perkins on behalf of the Portfolio was terminated.

Prior to April 30, 2021, the Adviser paid Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to the Adviser (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by the Adviser). The subadvisory fee paid by the Adviser to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are

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Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $75,466 in purchases and $52,610 in sales, resulting in a net realized gain of $9,505. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 537,024	$ 9,457,095	$ -	$ -	$ -	$ (3,113)	$ 35,213,519

During the year ended December 31, 2021, capital loss carryovers of $2,963,575 were utilized by the Portfolio. There are no unused capital loss carryovers.

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 102,066,579	$ 36,738,756	$ (1,525,237)	$ 35,213,519

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 477,194	$ -	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,181,474	$ 2,076,346	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (142,822)	$ 142,822

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	714,567	$12,784,490	921,063	$13,094,646
Reinvested dividends and distributions	13,398	248,276	93,880	1,291,851
Shares repurchased	(692,363)	(12,321,990)	(723,995)	(10,146,671)
Net Increase/(Decrease)	35,602	$ 710,776	290,948	$ 4,239,826
Service Shares:
Shares sold	496,689	$ 8,637,228	695,052	$ 9,283,333
Reinvested dividends and distributions	12,864	228,918	149,411	1,965,969
Shares repurchased	(645,292)	(11,153,770)	(914,571)	(12,517,025)
Net Increase/(Decrease)	(135,739)	$ (2,287,624)	(70,108)	$ (1,267,723)

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$78,636,024	$ 80,221,430	-	-

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

44	DECEMBER 31, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81122 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 We believe that superior risk-adjusted returns depend on incorporating independent and uncorrelated sources of excess return, while executing fundamental and behavioral analyses to identify the most attractive investment opportunities. Our focus is to generate excess returns by capitalizing on the dislocation between market expectations and our assessment of free-cash-flow growth.

Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2021, the Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned 13.58% and 13.29%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex U.S. IndexSM, returned 7.82% during the period.

MARKET ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher. European sovereign 10-year yields rose from negative 60 basis points to negative 10 basis points, and emerging markets saw even more pronounced moves, with Brazilian government bond 10-year yields jumping from 8% to 11%. This backup in interest rates fueled a widespread rotation out of long-duration growth and technology stocks, where high valuations had been supported by the notion that both macroeconomic growth and cost of capital would remain low, and into cyclical stocks that generally perform well in a robust macro backdrop associated with higher rates. Despite continued recovery in the global economy, rates temporarily retraced over the summer as markets were dismayed by the rapid spread of the Delta variant of the COVID-19 virus. Businesses and markets also were challenged by supply chain disruption. Some were self-inflicted (Brexit, for example, caused shortages of truck drivers and key supplies such as gasoline in the UK), but others were exogenous, ranging from natural gas shortages across Europe to semiconductor shortages globally. These were further exacerbated by new Chinese government policies aimed at reducing carbon emissions and energy intensity across China’s economy. This had the effect of restricting the supply of many critical upstream materials normally taken for granted, from silicon to magnesium. The resulting shortages and dislocation of logistics chains fueled a pronounced increase in inflation across most geographies, prompting a number of central banks to begin shifting away from ultra-loose monetary policies. Notably, the Bank of England (BoE) became the first G7 central bank to raise rates since the start of the pandemic. Markets also struggled to parameterize the burgeoning liquidity crisis in the Chinese property development sector, centered primarily on Evergrande. In the final weeks of the period, investors briefly worried that a resurgence in COVID-19 cases would jeopardize the global economic recovery. However, fears dissipated after it became apparent that, while highly contagious, the Omicron variant of COVID-19 was less severe than earlier variants of the virus. Despite these various challenges, international markets managed to hold onto solid gains for the period.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong, risk-adjusted performance over the long term. Over time, we aim to generate excess returns by identifying companies whose free cash flow growth is underestimated by the market and combining them in a risk-efficient portfolio. We were pleased to see our conviction rewarded once again during the year, as many company- and industry-specific views we expressed in our portfolio crystallized and drove stocks associated with those views higher.

Top relative contributors included Ferguson, a leading global distributor of plumbing and HVAC supplies. Although Ferguson currently is a UK-listed stock, 95% of its revenue is generated in the U.S. This motivated the company to register for a secondary listing on the New York Stock Exchange (NYSE) in March 2021, and, more recently, to propose moving its primary listing from the UK to the U.S. Since trading on the NYSE, Ferguson has

Janus Aspen Series	1

Janus Henderson VIT Overseas Portfolio (unaudited)

attracted more analyst coverage, leading to multiple expansion, gradually bringing the stock closer to the higher valuations of Ferguson’s U.S. peers. Adding to stock gains were strong quarterly earnings driven by market share gains and substantial revenue growth.

Rising demand for crude oil, a surge in oil prices and a recovering economy drove share strength for natural gas and oil producer Canadian Natural Resources. Operationally, the company continued to execute well and generated strong free cash flow, which it plans to allocate to strategic growth and return of capital to shareholders. During the quarter, we were pleased to see Canadian Natural Resources boost its quarterly dividend by 25%, demonstrating its commitment to increasing shareholder returns. A targeted capital investment program yielding operating efficiencies further added to our conviction in the company.

While pleased with the Portfolio’s outperformance, select holdings weighed on results. Notable detractors were stocks caught in the downdraft caused by China’s increased regulation of private enterprises, including social media and gaming company Tencent Holdings and e-commerce giant Alibaba Group Holding. Under a common prosperity theme, the Chinese government implemented intrusive policy changes across a swath of industries. Although concerns about the impact of tighter regulation and signs of a slowdown in China’s economy led us to adjust our earnings estimates for China-exposed holdings, including Tencent and Alibaba, we retained positions in these companies as both are in alignment with government objectives and possess underrated free cash flow growth outlooks.

OUTLOOK

Looking ahead, we expect continued volatility in equity markets as the world adjusts to crosscurrents in central bank and fiscal policy. While inflation is likely to remain the key driver of policy change, not all central banks will take the same approach to managing inflation, as recently demonstrated by the diverging policy choices at the European Central Bank and BoE. Another dynamic that could continue to fuel near-term market volatility is the elevated level of systematic trading activity resulting from pandemic-related shifts in investors’ behaviors and ultra-loose monetary policies. Although rising interest rates may ultimately change this dynamic, we think equity returns could continue to be impacted in the short term.

As seasoned investors, we strive to look through noise in the markets to identify buying opportunities resulting from market dislocations. In particular, we are focused on companies that our research indicates possess free cash flow growth that is underestimated by the market. In doing so, we are preparing for an environment where we believe the cost of capital will be higher while also positioning the Portfolio more defensively in anticipation of a continuation of speculative, non-fundamental trading activity.

Thank you for your continued investment in Janus Henderson VIT Overseas Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Ferguson PLC	5.17%	2.17%	Tencent Holdings Ltd	3.88%	-0.81%
Canadian Natural Resources Ltd	3.15%	1.76%	Takeda Pharmaceutical Co Ltd	2.16%	-0.71%
Teck Resources Ltd	3.41%	1.51%	Alibaba Group Holding Ltd	2.22%	-0.70%
ASML Holding NV	4.26%	1.48%	AIA Group Ltd	3.15%	-0.70%
BNP Paribas SA	3.80%	0.96%	Nintendo Co Ltd	1.80%	-0.58%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Materials	1.72%	9.09%	8.24%
	Energy	1.35%	5.04%	4.57%
	Information Technology	0.99%	14.33%	13.05%
	Consumer Staples	0.95%	7.19%	8.49%
	Industrials	0.91%	11.13%	11.93%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Communication Services	-0.47%	9.16%	6.69%
	Health Care	-0.37%	9.99%	9.26%
	Other**	-0.13%	1.21%	0.00%
	Utilities	0.15%	0.00%	3.10%
	Real Estate	0.27%	0.00%	2.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Ferguson PLC
Trading Companies & Distributors	6.6%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.5%
BNP Paribas SA
Banks	4.5%
AstraZeneca PLC
Pharmaceuticals	4.3%
Teck Resources Ltd
Metals & Mining	3.9%
23.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Investment Companies	1.0%
Other	0.2%
100.0%

Emerging markets comprised 18.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	13.58%	13.35%	6.25%	8.88%	0.83%
Service Shares	13.29%	13.08%	5.98%	8.71%	1.08%
MSCI All Country World ex-U.S. Index	7.82%	9.61%	7.28%	N/A**
Morningstar Quartile - Institutional Shares	1st	1st	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	75/776	24/682	508/554	7/126

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,009.60	$4.46	$1,000.00	$1,020.77	$4.48	0.88%
Service Shares	$1,000.00	$1,008.30	$5.72	$1,000.00	$1,019.51	$5.75	1.13%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– 98.8%
Aerospace & Defense – 3.1%
Airbus SE*	176,472	$22,572,537
Banks – 10.6%
BNP Paribas SA	484,218	33,498,318
China Construction Bank Corp	23,844,000	16,513,101
Erste Group Bank AG	475,190	22,368,437
Permanent TSB Group Holdings PLC*	3,507,426	6,388,536
		78,768,392
Beverages – 7.8%
Diageo PLC	527,701	28,822,774
Heineken NV	255,004	28,698,582
		57,521,356
Biotechnology – 0.7%
Ascendis Pharma A/S (ADR)*	40,936	5,507,120
Building Products – 1.2%
Assa Abloy AB	278,285	8,509,058
Electronic Equipment, Instruments & Components – 2.7%
Hexagon AB - Class B	1,276,212	20,295,345
Entertainment – 4.6%
Liberty Media Corp-Liberty Formula One*	259,484	16,409,768
Nintendo Co Ltd	25,400	11,848,622
Sea Ltd (ADR)*	24,482	5,476,868
		33,735,258
Hotels, Restaurants & Leisure – 4.9%
GVC Holdings PLC*	1,028,867	23,433,656
Yum China Holdings Inc	266,150	13,059,519
		36,493,175
Insurance – 9.9%
AIA Group Ltd	1,882,800	18,979,401
Beazley PLC*	2,038,645	12,864,820
NN Group NV	511,859	27,742,230
Prudential PLC	725,885	12,520,001
Prudential PLCž	59,500	1,014,140
		73,120,592
Interactive Media & Services – 3.4%
NAVER Corp*	26,609	8,473,420
Tencent Holdings Ltd	290,400	17,012,905
		25,486,325
Internet & Direct Marketing Retail – 1.4%
Alibaba Group Holding Ltd*	693,016	10,567,710
Machinery – 1.0%
Alstom SA	200,105	7,111,868
Metals & Mining – 8.8%
Freeport-McMoRan Inc	334,775	13,970,161
Hindustan Zinc Ltd	3,692,019	15,735,766
Rio Tinto Ltd	90,151	6,564,794
Teck Resources Ltd	1,012,362	29,159,035
		65,429,756
Oil, Gas & Consumable Fuels – 5.7%
Canadian Natural Resources Ltd	657,542	27,781,150
Total SE	283,876	14,422,761
		42,203,911
Personal Products – 1.0%
Unilever PLC	137,732	7,354,169
Pharmaceuticals – 9.2%
AstraZeneca PLC	272,225	31,970,126
Novartis AG	172,127	15,170,003
Sanofi	157,451	15,877,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Takeda Pharmaceutical Co Ltd	199,474	$5,440,831
		68,458,161
Road & Rail – 2.1%
Central Japan Railway Co	118,300	15,783,962
Semiconductor & Semiconductor Equipment – 8.3%
ASML Holding NV	34,918	28,091,653
Taiwan Semiconductor Manufacturing Co Ltd	1,507,000	33,510,684
		61,602,337
Specialty Retail – 1.2%
Industria de Diseno Textil SA	264,736	8,598,201
Technology Hardware, Storage & Peripherals – 2.5%
Samsung Electronics Co Ltd	275,501	18,148,854
Textiles, Apparel & Luxury Goods – 2.1%
Samsonite International SA (144A)*	7,721,100	15,685,202
Trading Companies & Distributors – 6.6%
Ferguson PLC	275,003	48,772,067
Total Common Stocks (cost $526,723,669)		731,725,356
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $7,432,227)	7,431,484	7,432,227
Total Investments (total cost $534,155,896) – 99.8%		739,157,583
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,502,701
Net Assets – 100%		$740,660,284

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$117,979,686	16.0%
France	93,482,685	12.6
United States	86,584,223	11.7
Netherlands	84,532,465	11.4
China	57,153,235	7.7
Canada	56,940,185	7.7
Taiwan	38,987,552	5.3
Hong Kong	34,664,603	4.7
Japan	33,073,415	4.5
Sweden	28,804,403	3.9
South Korea	26,622,274	3.6
Austria	22,368,437	3.0
India	15,735,766	2.1
Switzerland	15,170,003	2.1
Spain	8,598,201	1.2
Australia	6,564,794	0.9
Ireland	6,388,536	0.9
Denmark	5,507,120	0.7

Total	$739,157,583	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$4,936	$27	$(27)	$7,432,227
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	153,369∆	-	-	-
Total Affiliated Investments - 1.0%	$158,305	$27	$(27)	$7,432,227

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	7,542,930	100,237,486	(100,348,189)	7,432,227
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	-	144,363,069	(144,363,069)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2021 is $15,685,202, which represents 2.1% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$731,725,356	$-	$-
Investment Companies	-	7,432,227	-
Total Assets	$731,725,356	$7,432,227	$-

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Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $526,723,669)	$731,725,356
Affiliated investments, at value (cost $7,432,227)	7,432,227
Cash denominated in foreign currency (cost $135,208)	135,208
Non-interested Trustees' deferred compensation	19,301
Receivables:
Portfolio shares sold	1,119,659
Foreign tax reclaims	758,105
Investments sold	505,729
Dividends	458,848
Dividends from affiliates	246
Other assets	69,173
Total Assets	742,223,852
Liabilities:
Due to custodian	107
Payables:	—
Advisory fees	498,965
Investments purchased	449,971
Portfolio shares repurchased	285,280
12b-1 Distribution and shareholder servicing fees	125,129
Printing fees	57,019
Professional fees	45,536
Transfer agent fees and expenses	33,822
Non-interested Trustees' deferred compensation fees	19,301
Custodian fees	15,651
Affiliated portfolio administration fees payable	1,624
Non-interested Trustees' fees and expenses	388
Accrued expenses and other payables	30,775
Total Liabilities	1,563,568
Net Assets	$740,660,284
Net Assets Consist of:
Capital (par value and paid-in surplus)	$772,378,149
Total distributable earnings (loss) (includes $85,314 of foreign capital gains tax)	(31,717,865)
Total Net Assets	$740,660,284
Net Assets - Institutional Shares	$170,166,458
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,965,059
Net Asset Value Per Share	$42.92
Net Assets - Service Shares	$570,493,826
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,906,591
Net Asset Value Per Share	$41.02

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$18,307,003
Affiliated securities lending income, net	153,369
Dividends from affiliates	4,936
Unaffiliated securities lending income, net	609
Other income	282
Foreign tax withheld	(1,874,545)
Total Investment Income	16,591,654
Expenses:
Advisory fees	5,692,276
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,416,069
Transfer agent administrative fees and expenses:
Institutional Shares	83,913
Service Shares	283,214
Other transfer agent fees and expenses:
Institutional Shares	5,979
Service Shares	9,267
Shareholder reports expense	71,788
Custodian fees	67,299
Professional fees	58,820
Registration fees	21,551
Affiliated portfolio administration fees	20,599
Non-interested Trustees’ fees and expenses	11,835
Other expenses	74,975
Total Expenses	7,817,585
Net Investment Income/(Loss)	8,774,069
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	76,508,613
Investments in affiliates	27
Total Net Realized Gain/(Loss) on Investments	76,508,640
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,019,885
Investments in affiliates	(27)
Total Change in Unrealized Net Appreciation/Depreciation	6,019,858
Net Increase/(Decrease) in Net Assets Resulting from Operations	$91,302,567

See Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$8,774,069	$5,909,225
Net realized gain/(loss) on investments	76,508,640	49,866,866
Change in unrealized net appreciation/depreciation	6,019,858	38,061,460
Net Increase/(Decrease) in Net Assets Resulting from Operations	91,302,567	93,837,551
Dividends and Distributions to Shareholders:
Institutional Shares	(1,925,877)	(1,836,451)
Service Shares	(5,828,741)	(5,650,130)
Net Decrease from Dividends and Distributions to Shareholders	(7,754,618)	(7,486,581)
Capital Share Transactions:
Institutional Shares	(8,149,662)	(26,538,144)
Service Shares	(34,092,164)	(61,562,845)
Net Increase/(Decrease) from Capital Share Transactions	(42,241,826)	(88,100,989)
Net Increase/(Decrease) in Net Assets	41,306,123	(1,750,019)
Net Assets:
Beginning of period	699,354,161	701,104,180
End of period	$740,660,284	$699,354,161

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.21	$33.29	$26.71	$31.98	$24.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.58	0.36	0.60	0.53	0.48
Net realized and unrealized gain/(loss)	4.62	4.99	6.56	(5.25)	7.20
Total from Investment Operations	5.20	5.35	7.16	(4.72)	7.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Net Asset Value, End of Period	$42.92	$38.21	$33.29	$26.71	$31.98
Total Return*	13.61%	16.30%	27.02%	(14.94)%	31.12%
Net Assets, End of Period (in thousands)	$170,166	$159,005	$165,881	$143,912	$184,546
Average Net Assets for the Period (in thousands)	$168,216	$138,082	$154,209	$172,398	$176,815
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of Net Investment Income/(Loss)	1.38%	1.15%	2.00%	1.71%	1.65%
Portfolio Turnover Rate	21%	21%	23%	25%	33%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$36.57	$31.90	$25.63	$30.74	$23.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.27	0.50	0.44	0.39
Net realized and unrealized gain/(loss)	4.41	4.77	6.30	(5.05)	6.93
Total from Investment Operations	4.87	5.04	6.80	(4.61)	7.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Net Asset Value, End of Period	$41.02	$36.57	$31.90	$25.63	$30.74
Total Return*	13.32%	15.99%	26.76%	(15.17)%	30.80%
Net Assets, End of Period (in thousands)	$570,494	$540,349	$535,223	$483,432	$636,671
Average Net Assets for the Period (in thousands)	$567,812	$468,995	$508,303	$587,476	$598,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of Net Investment Income/(Loss)	1.14%	0.92%	1.76%	1.46%	1.40%
Portfolio Turnover Rate	21%	21%	23%	25%	33%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced

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Notes to Financial Statements

mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-U.S. Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.77%.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these

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Notes to Financial Statements

internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the

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Notes to Financial Statements

provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $432,945 in sales, resulting in a net realized loss of $66,314. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,082,468	$ -	$(235,589,532)	$ -	$ -	$ (20,221)	$201,809,420

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(42,918,086)	$(192,671,446)	$ (235,589,532)

During the year ended December 31, 2021, capital loss carryovers of $76,621,589 were utilized by the Portfolio.

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 537,433,477	$ 224,043,483	$ (22,319,377)	$ 201,724,106

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,754,618	$ -	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,486,581	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (71,194)	$ 71,194

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	363,203	$ 15,114,342	333,061	$ 10,228,781
Reinvested dividends and distributions	45,156	1,925,877	56,583	1,836,451
Shares repurchased	(604,659)	(25,189,881)	(1,211,285)	(38,603,376)
Net Increase/(Decrease)	(196,300)	$ (8,149,662)	(821,641)	$(26,538,144)
Service Shares:
Shares sold	1,115,065	$ 44,799,979	901,527	$ 24,892,739
Reinvested dividends and distributions	142,890	5,828,741	181,432	5,650,130
Shares repurchased	(2,126,505)	(84,720,884)	(3,088,372)	(92,105,714)
Net Increase/(Decrease)	(868,550)	$(34,092,164)	(2,005,413)	$(61,562,845)

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$147,369,718	$ 188,800,793	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Foreign Taxes Paid	$1,653,710
Foreign Source Income	$13,752,112
Dividends Received Deduction Percentage	1%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2021

Janus Henderson VIT Overseas Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81120 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 We believe that the best way to generate consistent excess returns is stock picking based on independent research. We focus the risks of the Portfolio on what we feel are our strengths – research and stock selection – and seek to avoid unnecessary risks, specifically macro risks and other portfolio biases. Therefore, we let sector experts drive the process and pick their best ideas and use a portfolio oversight team to monitor the risk of the Portfolio and keep it focused on stock selection.

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2021, the Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 20.33% and 20.05%, respectively. The Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 27.60% and its secondary benchmark, the S&P 500® Index, returned 28.71%. Another benchmark we use to measure performance, the Core Growth Index, returned 28.22%. The Core Growth Index is an internally calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher, with the widely watched 10-year U.S. Treasury yield rising sharply in March. This fueled a rotation out of technology stocks, where high valuations were supported by the notion that growth and cost of capital will remain low, and into stocks that generally perform well in a rising rate environment. Despite continued growth in the global economy, the yield on the 10-year U.S. Treasury note pulled back in August. In November, after several months of describing the inflationary environment as “transitory,” the U.S. Federal Reserve (Fed) acknowledged that inflation was a greater concern than originally thought and announced that it would aggressively dial back its large-scale bond buying in response to rising inflation. The Fed also indicated it may raise interest rates as many as three times in 2022. Although rising consumer prices, persistent inflation, supply chain bottlenecks and the emergence of new variants of the COVID-19 virus fueled market volatility in the final months of the reporting period, markets finished the period with strong gains.

PERFORMANCE DISCUSSION

Our seven sector teams employ a bottom-up, fundamental approach to identify what we consider the best investment opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which may lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating strong performance over longer periods.

Notable detractors during the period included select technology holdings, including ZenDesk. The customer service firm’s stock declined on concerns that its proposed acquisition of Momentive, operator of cloud-based survey tool Survey Monkey, would dilute ZenDesk’s financial performance. Stockholders of both companies will vote on the proposed merger in February. We maintained our position in the stock and will closely monitor developments.

The Portfolio’s underweight position in strong-performing Apple led to it being a relative detractor in the period. Despite ongoing supply chain constraints, Apple continued to report solid results. The market seems to be looking past these supply constraints and toward future strong product sales, including smartphones, wearables, personal computers and, potentially, virtual reality devices. Apple’s services business remains strong and continues to contribute to a more durable, recurring revenue model.

Software as a Service company RingCentral also detracted from relative results. Despite topping analysts’ quarterly earnings estimates and demonstrating accelerating growth, rising vaccination rates and a subsequent return to the office by workers led to

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Janus Henderson VIT Research Portfolio (unaudited)

concerns that demand for RingCentral’s cloud-based communications products could slow. Heightened competition, pricing issues, and the departure of three executives over three months also weighed on the stock. With leadership in flux, we believe it will be difficult for RingCentral to execute on its strategy and we liquidated our position in the stock.

Although we are disappointed with the performance of these stocks, a number of our holdings delivered solid results, including technology holdings Nvidia and Atlassian. Nvidia’s stock jumped following an announcement by social media giant Meta Platforms (formerly Facebook), which also is a Portfolio holding, that it will significantly increase its capital spending plans for 2022 as it bolsters its data center network and infrastructure. As a leading producer of graphics processing units used in data centers, we believe Nvidia could benefit. Atlassian continued to report quarterly earnings that handily beat consensus estimates and issued second quarter fiscal 2022 guidance above estimates. The developer of enterprise software products plays a valuable role in enabling developers and IT teams to collaborate with each other more effectively.

Alternative asset management firm Blackstone Group also contributed. Performance in the company’s portfolios has been strong as a result of economic reopening, and Blackstone has been favorably positioned to capture capital migrating to alternatives, a long-term secular trend we believe is likely to continue.

OUTLOOK

Our outlook for 2022 is framed around our belief that the economic recovery will continue. With that said, the persistence of above-average inflation and shifting monetary policy could fuel market volatility. COVID-19 remains a risk to derail the expansion in 2022, but a lesser one than in 2021 given that we now have a broader set of tools that make it less likely outbreaks will be as disruptive as they were earlier in the pandemic. Notably, global supply chain disruptions remain an overhang from the pandemic, but we are optimistic they will stabilize by mid-2022. Greater concerns are inflation and Fed policy. While our view is that inflation will moderate, we are mindful that if it runs too hot for too long, central bankers globally may respond by scaling back the massive liquidity programs they introduced during the pandemic more aggressively and more quickly than initially projected. Against this backdrop, investors could find themselves navigating the market’s choppy waters in the first half of 2022 before finding solid footing in the second half.

Despite the potential for a bumpy start to 2022, we believe any market volatility would indicate a transition to the mid-cycle stage of the economic cycle – a stage in which we feel we are positioned to participate. Specifically, our holdings include companies believed to be driving or benefiting from secular growth trends such as e-commerce, cloud computing, digital payments and health care innovation. Furthermore, we are optimistic that a transition to the mid-cycle stage will likely favor our investment strategy of emphasizing quality and growth at a reasonable price and also allow broader sector participation in market gains.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	4.07%	1.43%	Zendesk Inc	1.47%	-0.94%
Atlassian Corp PLC - Class A	1.23%	0.38%	Apple Inc	5.95%	-0.90%
Blackstone Group Inc	0.64%	0.29%	RingCentral Inc	0.87%	-0.89%
Lam Research Corp	1.62%	0.26%	Vroom Inc	0.23%	-0.60%
Marvell Technology Inc	0.31%	0.26%	CoStar Group Inc	1.25%	-0.54%

	3 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Other**	0.22%	0.98%	0.77%
	Energy	0.06%	0.26%	0.22%
	Financials	-0.13%	8.83%	8.84%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	-2.38%	38.00%	38.10%
	Consumer	-2.11%	18.43%	18.48%
	Healthcare	-1.00%	11.16%	11.12%
	Communications	-0.61%	14.28%	14.09%
	Industrials	-0.60%	8.06%	8.38%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.2%
Amazon.com Inc
Internet & Direct Marketing Retail	7.0%
Alphabet Inc - Class C
Interactive Media & Services	6.5%
Apple Inc
Technology Hardware, Storage & Peripherals	5.5%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	5.5%
34.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Investment Companies	0.3%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

4	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	20.33%	21.99%	17.45%	10.10%	0.60%
Service Shares	20.05%	21.68%	17.16%	9.81%	0.85%
Russell 1000 Growth Index	27.60%	25.32%	19.79%	11.38%
S&P 500 Index	28.71%	18.47%	16.55%	10.73%
Core Growth Index	28.22%	21.89%	18.18%	11.09%
Morningstar Quartile - Institutional Shares	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	732/1,244	674/1,124	641/1,022	246/367

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Institutional Shares	$1,000.00	$1,076.10	$3.19	$1,000.00	$1,022.13	$3.11	0.61%
Service Shares	$1,000.00	$1,074.80	$4.50	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.7%
Aerospace & Defense – 1.3%
Howmet Aerospace Inc	134,419	$4,278,557
Teledyne Technologies Inc*	10,278	4,490,355
		8,768,912
Air Freight & Logistics – 1.6%
United Parcel Service Inc	53,983	11,570,716
Auto Components – 0.8%
Aptiv PLC*	32,331	5,332,998
Automobiles – 0.7%
Rivian Automotive Inc - Class A*	44,830	4,648,423
Beverages – 1.4%
Constellation Brands Inc	39,198	9,837,522
Biotechnology – 2.2%
AbbVie Inc	69,817	9,453,222
Neurocrine Biosciences Inc*	5,638	480,188
Sarepta Therapeutics Inc*	32,377	2,915,549
Vertex Pharmaceuticals Inc*	11,135	2,445,246
		15,294,205
Capital Markets – 1.3%
Apollo Global Management Inc	58,191	4,214,774
Blackstone Group Inc	39,735	5,141,312
		9,356,086
Chemicals – 1.0%
Sherwin-Williams Co	20,650	7,272,104
Commercial Services & Supplies – 0.6%
Copart Inc*	27,991	4,243,995
Entertainment – 2.7%
Liberty Media Corp-Liberty Formula One*	122,338	7,736,655
Netflix Inc*	18,763	11,303,582
		19,040,237
Health Care Equipment & Supplies – 3.7%
Abbott Laboratories	17,958	2,527,409
Align Technology Inc*	10,231	6,723,609
Danaher Corp	8,209	2,700,843
DexCom Inc*	3,857	2,071,016
Edwards Lifesciences Corp*	50,978	6,604,200
Intuitive Surgical Inc*	15,030	5,400,279
		26,027,356
Health Care Providers & Services – 0.4%
UnitedHealth Group Inc	5,876	2,950,575
Hotels, Restaurants & Leisure – 1.6%
Aramark	131,520	4,846,512
Caesars Entertainment Inc*	70,901	6,631,371
		11,477,883
Household Durables – 0.5%
Roku Inc*	14,171	3,233,822
Household Products – 1.7%
Procter & Gamble Co	72,511	11,861,349
Industrial Conglomerates – 0.7%
Honeywell International Inc	23,027	4,801,360
Information Technology Services – 7.5%
Fidelity National Information Services Inc	40,856	4,459,432
Mastercard Inc	55,021	19,770,146
Okta Inc*	19,286	4,323,343
Snowflake Inc - Class A*	18,818	6,374,598
Visa Inc	82,809	17,945,538
		52,873,057
Insurance – 0.7%
Aon PLC - Class A	15,208	4,570,916

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Interactive Media & Services – 10.4%
Alphabet Inc - Class C*	15,829	$45,802,636
Facebook Inc*	65,036	21,874,859
Match Group Inc*	24,783	3,277,552
Snap Inc - Class A*	54,811	2,577,761
		73,532,808
Internet & Direct Marketing Retail – 9.5%
Amazon.com Inc*	14,840	49,481,606
Booking Holdings Inc*	3,384	8,118,994
DoorDash Inc - Class A*	19,541	2,909,655
Farfetch Ltd - Class A*	85,865	2,870,467
Wayfair Inc - Class A*,#	19,212	3,649,704
		67,030,426
Life Sciences Tools & Services – 0.9%
Illumina Inc*	7,835	2,980,747
Thermo Fisher Scientific Inc	5,106	3,406,927
		6,387,674
Machinery – 1.2%
Deere & Co	9,757	3,345,578
Ingersoll Rand Inc	86,507	5,352,188
		8,697,766
Oil, Gas & Consumable Fuels – 0.4%
EOG Resources Inc	31,611	2,808,005
Pharmaceuticals – 1.8%
AstraZeneca PLC (ADR)	103,271	6,015,536
Eli Lilly & Co	15,262	4,215,670
Horizon Therapeutics PLC*	20,293	2,186,774
		12,417,980
Professional Services – 1.0%
CoStar Group Inc*	90,056	7,117,126
Real Estate Management & Development – 0.3%
Redfin Corp*	55,144	2,116,978
Road & Rail – 1.9%
JB Hunt Transport Services Inc	25,152	5,141,069
Uber Technologies Inc*	202,193	8,477,952
		13,619,021
Semiconductor & Semiconductor Equipment – 12.1%
Advanced Micro Devices Inc*	53,678	7,724,264
ASML Holding NV	12,365	9,844,271
Lam Research Corp	13,840	9,953,036
Marvell Technology Inc	65,138	5,698,924
NVIDIA Corp	130,891	38,496,352
Texas Instruments Inc	46,484	8,760,839
Xilinx Inc	22,272	4,722,332
		85,200,018
Software – 20.1%
Adobe Inc*	30,644	17,376,987
Atlassian Corp PLC - Class A*	19,541	7,450,788
Autodesk Inc*	28,077	7,894,972
Avalara Inc*	30,982	4,000,086
Cadence Design Systems Inc*	22,653	4,221,387
Microsoft Corp	214,459	72,126,851
ServiceNow Inc*	5,285	3,430,546
SS&C Technologies Holdings Inc	16,892	1,384,806
Tyler Technologies Inc*	11,855	6,377,397
Workday Inc - Class A*	33,504	9,152,623
Zendesk Inc*	78,929	8,231,505
		141,647,948

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail – 1.6%
Burlington Stores Inc*	21,332	$6,218,491
Olaplex Holdings Inc*	139,138	4,053,090
Vroom Inc*	96,009	1,035,937
		11,307,518
Technology Hardware, Storage & Peripherals – 5.5%
Apple Inc	219,363	38,952,288
Textiles, Apparel & Luxury Goods – 1.4%
NIKE Inc - Class B	60,205	10,034,367
Trading Companies & Distributors – 0.9%
Ferguson PLC	35,858	6,359,453
Wireless Telecommunication Services – 0.3%
T-Mobile US Inc*	17,399	2,017,936
Total Common Stocks (cost $357,616,965)		702,408,828
Investment Companies– 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $1,878,692)	1,878,504	1,878,692
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	1,920,280	1,920,280
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$480,070	480,070
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,400,350)		2,400,350
Total Investments (total cost $361,896,007) – 100.3%		706,687,870
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,367,630)
Net Assets – 100%		$704,320,240

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$680,506,808	96.3%
Netherlands	9,844,271	1.4
United Kingdom	8,886,003	1.3
Australia	7,450,788	1.0

Total	$706,687,870	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$666	$-	$-	$1,878,692
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	7,700∆	-	-	1,920,280
Total Affiliated Investments - 0.6%	$8,366	$-	$-	$3,798,972

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	1,551,134	75,154,228	(74,826,670)	1,878,692
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	1,318,917	56,461,425	(55,860,062)	1,920,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$702,408,828	$-	$-
Investment Companies	-	1,878,692	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,400,350	-
Total Assets	$702,408,828	$4,279,042	$-

12	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $358,097,035)(1)	$702,888,898
Affiliated investments, at value (cost $3,798,972)	3,798,972
Cash denominated in foreign currency (cost $25)	25
Non-interested Trustees' deferred compensation	18,382
Receivables:
Investments sold	765,875
Dividends	34,056
Portfolio shares sold	5,346
Foreign tax reclaims	1,931
Dividends from affiliates	73
Other assets	6,872
Total Assets	707,520,430
Liabilities:
Due to custodian	56
Collateral for securities loaned (Note 2)	2,400,350
Payables:	—
Advisory fees	332,397
Portfolio shares repurchased	194,619
Investments purchased	85,150
Professional fees	43,155
12b-1 Distribution and shareholder servicing fees	41,449
Transfer agent fees and expenses	33,309
Non-interested Trustees' deferred compensation fees	18,382
Custodian fees	1,613
Affiliated portfolio administration fees payable	1,581
Non-interested Trustees' fees and expenses	235
Accrued expenses and other payables	47,894
Total Liabilities	3,200,190
Net Assets	$704,320,240
Net Assets Consist of:
Capital (par value and paid-in surplus)	$266,140,998
Total distributable earnings (loss)	438,179,242
Total Net Assets	$704,320,240
Net Assets - Institutional Shares	$519,678,766
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,229,624
Net Asset Value Per Share	$56.31
Net Assets - Service Shares	$184,641,474
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,398,130
Net Asset Value Per Share	$54.34

(1) Includes $2,317,634 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$3,974,724
Affiliated securities lending income, net	7,700
Dividends from affiliates	666
Unaffiliated securities lending income, net	366
Other income	16
Foreign tax withheld	(7,631)
Total Investment Income	3,975,841
Expenses:
Advisory fees	3,482,270
12b-1 Distribution and shareholder servicing fees:
Service Shares	445,884
Transfer agent administrative fees and expenses:
Institutional Shares	247,916
Service Shares	89,177
Other transfer agent fees and expenses:
Institutional Shares	17,338
Service Shares	2,923
Professional fees	49,050
Shareholder reports expense	25,211
Registration fees	23,385
Affiliated portfolio administration fees	18,799
Non-interested Trustees’ fees and expenses	10,573
Custodian fees	8,017
Other expenses	76,019
Total Expenses	4,496,562
Net Investment Income/(Loss)	(520,721)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	95,600,133
Total Net Realized Gain/(Loss) on Investments	95,600,133
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	29,592,907
Total Change in Unrealized Net Appreciation/Depreciation	29,592,907
Net Increase/(Decrease) in Net Assets Resulting from Operations	$124,672,319

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$(520,721)	$1,465,477
Net realized gain/(loss) on investments	95,600,133	34,158,380
Change in unrealized net appreciation/depreciation	29,592,907	129,988,619
Net Increase/(Decrease) in Net Assets Resulting from Operations	124,672,319	165,612,476
Dividends and Distributions to Shareholders:
Institutional Shares	(25,510,438)	(35,272,315)
Service Shares	(9,384,084)	(13,034,956)
Net Decrease from Dividends and Distributions to Shareholders	(34,894,522)	(48,307,271)
Capital Share Transactions:
Institutional Shares	(21,249,949)	(10,891,213)
Service Shares	(10,930,490)	(9,193,039)
Net Increase/(Decrease) from Capital Share Transactions	(32,180,439)	(20,084,252)
Net Increase/(Decrease) in Net Assets	57,597,358	97,220,953
Net Assets:
Beginning of period	646,722,882	549,501,929
End of period	$704,320,240	$646,722,882

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$49.35	$40.79	$33.70	$36.51	$28.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.14	0.21	0.19	0.16
Net realized and unrealized gain/(loss)	9.73	12.20	11.26	(0.94)	7.87
Total from Investment Operations	9.72	12.34	11.47	(0.75)	8.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.18)	(0.18)	(0.21)	(0.13)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total Dividends and Distributions	(2.76)	(3.78)	(4.38)	(2.06)	(0.45)
Net Asset Value, End of Period	$56.31	$49.35	$40.79	$33.70	$36.51
Total Return*	20.33%	32.95%	35.52%	(2.58)%	27.88%
Net Assets, End of Period (in thousands)	$519,679	$474,525	$398,888	$328,803	$379,048
Average Net Assets for the Period (in thousands)	$496,858	$414,413	$374,004	$380,194	$360,896
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.33%	0.55%	0.50%	0.48%
Portfolio Turnover Rate	33%	33%	38%	47%	55%

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$47.78	$39.64	$32.87	$35.68	$28.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	0.03	0.11	0.09	0.08
Net realized and unrealized gain/(loss)	9.41	11.80	10.98	(0.92)	7.69
Total from Investment Operations	9.28	11.83	11.09	(0.83)	7.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.09)	(0.12)	(0.13)	(0.08)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total Dividends and Distributions	(2.72)	(3.69)	(4.32)	(1.98)	(0.40)
Net Asset Value, End of Period	$54.34	$47.78	$39.64	$32.87	$35.68
Total Return*	20.05%	32.58%	35.22%	(2.84)%	27.55%
Net Assets, End of Period (in thousands)	$184,641	$172,198	$150,614	$126,817	$160,439
Average Net Assets for the Period (in thousands)	$178,748	$151,973	$141,550	$148,101	$155,006
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	(0.26)%	0.08%	0.30%	0.25%	0.23%
Portfolio Turnover Rate	33%	33%	38%	47%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Notes to Financial Statements

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

20	DECEMBER 31, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,317,634	$—	$(2,317,634)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash

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Notes to Financial Statements

Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,317,634. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $2,400,350, resulting in the net amount due to the counterparty of $82,716.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000 Growth Index®. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio..

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee

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Notes to Financial Statements

Rate plus/minus any Performance Adjustment. For the year ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.52%.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

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Notes to Financial Statements

unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2021, the Portfolio engaged in cross trades amounting to $483,570 in purchases and $184,512 in sales, resulting in a net realized gain of $1,253. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,904,324	$ 91,934,988	$ -	$ -	$ -	$ (16,525)	$343,356,455

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 363,331,415	$ 352,437,837	$ (9,081,382)	$ 343,356,455

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 523,535	$ 34,370,987	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,763,758	$ 45,543,513	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 520,943	$ (520,943)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	151,828	$ 7,960,660	202,327	$ 8,569,372
Reinvested dividends and distributions	503,363	25,510,438	921,801	35,272,315
Shares repurchased	(1,041,978)	(54,721,047)	(1,285,622)	(54,732,900)
Net Increase/(Decrease)	(386,787)	$(21,249,949)	(161,494)	$(10,891,213)
Service Shares:
Shares sold	129,269	$ 6,465,528	258,558	$ 10,480,986
Reinvested dividends and distributions	191,590	9,384,084	352,420	13,034,956
Shares repurchased	(526,614)	(26,780,102)	(807,058)	(32,708,981)
Net Increase/(Decrease)	(205,755)	$(10,930,490)	(196,080)	$ (9,193,039)

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$220,390,889	$ 288,439,404	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Research Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$34,370,987
Dividends Received Deduction Percentage	94%

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-93078 03-22

ANNUAL REPORT December 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

 An all equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2021, the VIT U.S. Low Volatility Portfolio’s Service Shares returned 21.34%. This compares to the 28.71% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the risk characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, Intech’s mathematical process attempts to use the risk characteristics of stocks to build portfolios that are well diversified. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

U.S. equity markets recorded substantial gains in 2021. While it experienced occasional pullbacks due to rising inflation and increased cases of COVID-19 infections, the S&P 500 Index recorded its seventh consecutive quarter of gains in the fourth quarter of 2021 and posted a return of over 26% for the year. While defensive segments generally underperformed for the year, lower-beta stocks outperformed their higher-beta counterparts within the index in the fourth quarter.

On average, the Portfolio was overweight lower-beta stocks, or stocks with lower sensitivity to market movements. During the period, higher-beta stocks outperformed lower-beta stocks and the overall market, on average. Consequently, the Portfolio’s overweight to lower-beta stocks detracted from the Portfolio’s relative return for the period.

From a sector perspective, while the Portfolio benefited from an average underweight to communication services, which was one of the weakest-performing segments during the period, average overweights to the defensive utilities and consumer staples sectors were headwinds to overall relative performance during the year. An overall negative selection effect also detracted from the Portfolio’s relative performance during the period, especially within the communication services and information technology sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in the VIT U.S. Low Volatility Portfolio.

2	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Apple Inc
Technology Hardware, Storage & Peripherals	5.0%
Microsoft Corp
Software	4.8%
Procter & Gamble Co
Household Products	3.7%
Costco Wholesale Corp
Food & Staples Retailing	3.4%
Walmart Inc
Food & Staples Retailing	2.9%
19.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	1.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of December 31, 2020

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡
Service Shares	21.34%	12.12%	12.35%	0.83%
S&P 500 Index	28.71%	18.47%	16.04%
Morningstar Quartile - Service Shares	4th	2nd	2nd
Morningstar Ranking - based on total returns for Large Value Funds	1,088/1,219	422/1,136	368/1,011

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 30, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

4	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

*The Portfolio’s inception date – September 6, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Service Shares	$1,000.00	$1,107.80	$4.46	$1,000.00	$1,020.97	$4.28	0.84%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– 99.1%
Aerospace & Defense – 0.1%
L3Harris Technologies Inc	141	$30,067
Automobiles – 0.8%
Tesla Inc*	240	253,627
Biotechnology – 6.1%
AbbVie Inc	1,481	200,527
Amgen Inc	1,125	253,091
Biogen Inc*	2,560	614,195
Gilead Sciences Inc	11,124	807,714
		1,875,527
Commercial Services & Supplies – 3.0%
Copart Inc*	594	90,062
Republic Services Inc	5,642	786,777
Waste Management Inc	258	43,060
		919,899
Communications Equipment – 1.6%
Motorola Solutions Inc	1,779	483,354
Diversified Telecommunication Services – 1.2%
Verizon Communications Inc	7,157	371,878
Electric Utilities – 4.2%
Duke Energy Corp	3,496	366,730
Eversource Energy	3,832	348,635
FirstEnergy Corp	11,201	465,850
Xcel Energy Inc	1,585	107,304
		1,288,519
Food & Staples Retailing – 7.7%
Costco Wholesale Corp	1,834	1,041,162
Kroger Co	8,833	399,782
Walmart Inc	6,208	898,235
		2,339,179
Food Products – 6.9%
Campbell Soup Co	3,934	170,972
Hershey Co	3,256	629,938
Hormel Foods Corp	4,908	239,559
JM Smucker Co	806	109,471
Kellogg Co	3,513	226,307
Mondelez International Inc	10,896	722,514
		2,098,761
Health Care Equipment & Supplies – 8.1%
Danaher Corp	2,541	836,014
ResMed Inc	2,964	772,063
STERIS PLC	2,688	654,286
West Pharmaceutical Services Inc	462	216,683
		2,479,046
Health Care Providers & Services – 1.9%
CVS Health Corp	449	46,319
McKesson Corp	109	27,094
Quest Diagnostics Inc	17	2,941
UnitedHealth Group Inc	1,002	503,144
		579,498
Health Care Technology – 2.2%
Cerner Corp	7,065	656,127
Hotels, Restaurants & Leisure – 3.4%
Domino's Pizza Inc	1,079	608,912
McDonald's Corp	1,633	437,758
		1,046,670
Household Durables – 1.3%
Garmin Ltd	3,006	409,327

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– (continued)
Household Products – 6.4%
Church & Dwight Co Inc	1,783	$182,757
Colgate-Palmolive Co	7,756	661,897
Procter & Gamble Co	6,813	1,114,471
		1,959,125
Information Technology Services – 2.0%
Akamai Technologies Inc*	2,451	286,865
International Business Machines Corp	2,293	306,482
		593,347
Insurance – 5.3%
Aon PLC - Class A	232	69,730
Arthur J Gallagher & Co	674	114,358
Assurant Inc	1,686	262,780
Marsh & McLennan Cos Inc	2,758	479,396
Progressive Corp	3,765	386,477
Willis Towers Watson PLC	1,248	296,388
		1,609,129
Interactive Media & Services – 2.3%
Alphabet Inc - Class A*	117	338,954
Alphabet Inc - Class C*	79	228,594
Facebook Inc*	391	131,513
		699,061
Internet & Direct Marketing Retail – 2.3%
Amazon.com Inc*	213	710,214
Life Sciences Tools & Services – 0.8%
Waters Corp*	669	249,269
Machinery – 0.2%
Trane Technologies PLC	259	52,326
Multiline Retail – 3.5%
Dollar General Corp	1,906	449,492
Target Corp	2,727	631,137
		1,080,629
Multi-Utilities – 2.5%
Ameren Corp	344	30,619
Consolidated Edison Inc	6,057	516,783
Dominion Energy Inc	2,819	221,461
		768,863
Personal Products – 1.3%
Estee Lauder Cos Inc	1,085	401,667
Pharmaceuticals – 4.9%
Bristol-Myers Squibb Co	1,899	118,403
Eli Lilly & Co	1,793	495,262
Johnson & Johnson	5,066	866,641
		1,480,306
Professional Services – 0.5%
Leidos Holdings Inc	1,822	161,976
Semiconductor & Semiconductor Equipment – 0.5%
NVIDIA Corp	542	159,408
Software – 10.3%
Citrix Systems Inc	3,720	351,875
Microsoft Corp	4,391	1,476,781
NortonLifeLock Inc	17,372	451,325
Oracle Corp	9,914	864,600
		3,144,581
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc	8,675	1,540,420
Water Utilities – 0.1%
American Water Works Co Inc	183	34,561

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2021

Shares		Value
Common Stocks– (continued)
Wireless Telecommunication Services – 2.6%
T-Mobile US Inc*	6,815	$790,404
Total Common Stocks (cost $25,579,998)		30,266,765
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $296,637)	296,607	296,637
Total Investments (total cost $25,876,635) – 100.1%		30,563,402
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(22,352)
Net Assets – 100%		$30,541,050

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$1,996	$85	$(85)	$296,637
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	12,136∆	-	-	-
Total Affiliated Investments - 1.0%	$14,132	$85	$(85)	$296,637

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	7,489,512	70,586,743	(77,779,618)	296,637
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	1,951,837	4,557,196	(6,509,033)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$30,266,765	$-	$-
Investment Companies	-	296,637	-
Total Assets	$30,266,765	$296,637	$-

10	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Unaffiliated investments, at value (cost $25,579,998)	$30,266,765
Affiliated investments, at value (cost $296,637)	296,637
Non-interested Trustees' deferred compensation	796
Receivables:
Dividends	61,836
Portfolio shares sold	60,482
Foreign tax reclaims	403
Dividends from affiliates	21
Other assets	700
Total Assets	30,687,640
Liabilities:
Payables:	—
Investments purchased	70,779
Professional fees	35,270
Non-affiliated portfolio administration fees payable	15,908
Advisory fees	8,151
12b-1 Distribution and shareholder servicing fees	6,438
Printing fees	3,679
Custodian fees	1,497
Transfer agent fees and expenses	1,458
Portfolio shares repurchased	829
Non-interested Trustees' deferred compensation fees	796
Affiliated portfolio administration fees payable	64
Accrued expenses and other payables	1,721
Total Liabilities	146,590
Net Assets	$30,541,050
Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,084,644
Total distributable earnings (loss)	21,456,406
Total Net Assets	$30,541,050
Net Assets - Service Shares	$30,541,050
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,726,858
Net Asset Value Per Share	$17.69

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$7,942,474
Affiliated securities lending income, net	12,136
Dividends from affiliates	1,996
Unaffiliated securities lending income, net	46
Foreign tax withheld	(590)
Total Investment Income	7,956,062
Expenses:
Advisory fees	2,458,849
12b-1 Distribution and shareholder servicing fees	1,214,786
Transfer agent administrative fees and expenses	245,885
Other transfer agent fees and expenses	10,296
Professional fees	39,202
Affiliated portfolio administration fees	15,297
Custodian fees	5,741
Non-interested Trustees’ fees and expenses	3,298
Shareholder reports expense	45
Registration fees	36
Other expenses	63,171
Total Expenses	4,056,606
Less: Excess Expense Reimbursement and Waivers	(26,915)
Net Expenses	4,029,691
Net Investment Income/(Loss)	3,926,371
Net Realized Gain/(Loss) on Investments:
Investments(1)	322,510,125
Investments in affiliates	85
Total Net Realized Gain/(Loss) on Investments	322,510,210
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(233,625,497)
Investments in affiliates	(85)
Total Change in Unrealized Net Appreciation/Depreciation	(233,625,582)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$92,810,999

(1) Includes $191,581,620 of net realized gains resulting from a redemption-in-kind during the year ended December 31, 2021.

See Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$3,926,371	$16,637,645
Net realized gain/(loss) on investments	322,510,210	72,947,608
Change in unrealized net appreciation/depreciation	(233,625,582)	(56,687,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	92,810,999	32,897,466
Dividends and Distributions to Shareholders:
Dividends and Distributions to Shareholders	(195,526,910)	(88,541,700)
Net Decrease from Dividends and Distributions to Shareholders	(195,526,910)	(88,541,700)
Capital Shares Transactions	(859,947,363)	(38,479,019)
Net Increase/(Decrease) in Net Assets	(962,663,274)	(94,123,253)
Net Assets:
Beginning of period	993,204,324	1,087,327,577
End of period	$30,541,050	$993,204,324

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.30	$19.43	$16.05	$17.43	$15.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.30	0.34	0.28	0.24
Net realized and unrealized gain/(loss)	3.28	0.20	4.07	(1.05)	2.11
Total from Investment Operations	3.43	0.50	4.41	(0.77)	2.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.31)	(0.30)	(0.22)
Distributions (from capital gains)	(3.66)	(1.28)	(0.72)	(0.31)	—
Total Dividends and Distributions	(4.04)	(1.63)	(1.03)	(0.61)	(0.22)
Net Asset Value, End of Period	$17.69	$18.30	$19.43	$16.05	$17.43
Total Return*	21.20%	3.51%	28.05%	(4.58)%	15.44%
Net Assets, End of Period (in thousands)	$30,541	$993,204	$1,087,328	$1,004,693	$1,150,778
Average Net Assets for the Period (in thousands)	$499,685	$996,571	$1,073,019	$1,106,198	$1,059,734
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.79%	1.67%	1.85%	1.61%	1.50%
Portfolio Turnover Rate	157%	44%	15%	20%	18%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser") or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the

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Notes to Financial Statements

value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of the Adviser. The Adviser owns approximately 97% of Intech.

The Adviser pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to the Adviser (calculated after any fee waivers and expense reimbursement).

The Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. Effective June 28, 2021, Janus Capital has voluntarily agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Portfolio’s average daily net assets through April 30, 2022, unless the Board of Trustees and Janus Capital agree to terminate the voluntary waiver earlier. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. The Transfer Agent is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or

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Notes to Financial Statements

shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $32,683 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $512,700 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will,

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Notes to Financial Statements

and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,456,742	$ 11,396,483	$ -	$ -	$ -	$ (206)	$ 4,603,387

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 25,960,015	$ 5,138,008	$ (534,621)	$ 4,603,387

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 30,803,423	$ 164,723,487	$ -	$ -

For the year ended December 31, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,670,877	$ 68,870,823	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 191,300,828	$ 400,451	$ (191,701,279)

5. Capital Share Transactions

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	2,387,902	$ 43,378,501	4,637,335	$ 80,955,490
Reinvested dividends and distributions	12,143,315	195,526,909	5,341,690	88,541,700
Shares repurchased	(67,080,283)	(1,098,852,773)	(11,652,479)	(207,976,209)
Net Increase/(Decrease)	(52,549,066)	$ (859,947,363)	(1,673,454)	$(38,479,019)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$736,595,462	$1,778,710,863	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements other than the following:.

On February 3, 2022, Janus Henderson Group plc (“Janus Henderson”) announced it will be selling its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Portfolio. The completion of the transaction is anticipated during the first half of 2022. The Adviser and Intech are assessing options with respect to the continued management of the Portfolio. Intech will continue to provide subadvisory services to the Portfolio in the interim.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT U.S. Low Volatility Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2021:

Capital Gain Distributions	$164,723,487
Dividends Received Deduction Percentage	23%

Janus Aspen Series	33

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

34	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

52

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Aspen Series	35

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

36	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investmtnet Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series	37

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

38	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

Janus Aspen Series	39

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings), Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020), and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40	DECEMBER 31, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series	41

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81127 03-22

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, and Diane L. Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $386,925 in fiscal 2021 and $375,653 in fiscal 2020.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2021 and $0 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $59,104 in fiscal 2021 and $57,382 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2021 and $0 in fiscal 2020.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $59,104 in fiscal 2021 and $57,382 in fiscal 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2022

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2022